UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
(Address of principal executive offices) (Zip code)

Ronald Robison
1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-762-4000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/04

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Van Kampen

American Value Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in
Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of Russell 2500 Index, the Russell 2500 Value Index and Russell Midcap Value Index from 6/30/94 through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	10.32%	9.71%	9.76%	9.76%	9.54%	9.54%
10-year	11.20	10.55	-	-	10.43	10.43
5-year	1.71	0.51	0.94	0.68	1.06	1.06
1-year	27.70	20.34	26.74	21.74	26.73	25.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflects its conversion into Class A shares seven years after purchase. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the smallest 2,500 companies of the Russell 3000® Index. The Russell 2500TM Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes do not include any expenses, fees, or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2004

Van Kampen American Value Fund is managed by the Adviser's Equity Income team.1 Current members include James A. Gilligan, Managing Director of the Adviser; James O. Roeder, Executive Director of the Adviser; Thomas Bastian, Vice President of the Adviser; Sergio Marcheli, Vice President of the Adviser; and Vincent E. Vizachero, Senior Associate of the Adviser. Prior to September 30, 2003, the fund was managed by the Small/Mid-Cap Value team.

Market Conditions

Evidence of a moderately growing economy and improved corporate earnings supported a market rebound during the 12-month reporting period. However, the market's upward momentum began to show signs of fatigue early in 2004. A lack of clear indication as to how terrorism would be contained and anticipation of rising interest rates dampened investors' optimism.

In January, the Federal Reserve Board (the Fed) began to indicate that any rate increases would be "measured," but investors remained skeptical. Against a backdrop of high oil prices and robust consumer spending, a rapid rise in inflation could force the Fed to act more aggressively to control inflation. This concern kept the market subdued in the second half of the reporting period. Unsurprising to the markets, the Fed raised its federal funds rate a quarter point to 1.25 percent at its June 30, 2004, meeting.

Historically, in the early stages of a recovery, investors have tended to favor the more-nimble stocks found in the mid-cap range, and we saw a continuation of this trend during the period. Mid-cap value stocks-such as those in which the fund invests-outperformed their large-cap counterparts by a significant margin.

Value stocks generally fared well during the period. Although this trend can help the fund's performance, we note that the market's rally has meant shrinking opportunities to add stocks to the portfolio. As stock prices rose, and valuations became more extended, we found fewer stocks meeting our low-valuation criteria. Although the market's advance slowed somewhat during the period, attractively valued stocks continued to be elusive.

1Current members may change at any time without notice.

2

Performance Analysis

Van Kampen American Value Fund returned 27.70 percent (Class A shares unadjusted for sales charge) for the 12-month period ended June 30, 2004. The environment for mid-cap stocks-and particularly for mid-cap value stocks-was strong, as evidenced by the benchmarks Russell 2500(TM) Index, Russell 2500(TM) Value Index, and Russell Midcap® Value Index returns of 32.21 percent, 33.91 percent, and 30.81 percent, respectively, for the same period.

All sectors generated positive performance in the reporting period, except for telecommunication services. However, the fund had limited exposure to telecom stocks, and therefore was able to mitigate the effect of the group's negative return.

The fund had disappointing results from some of its health-care stocks. Watson Pharmaceutical is a generic drug maker that guided its sales forecasts lower, due to competitive pressures. Several fundamental problems overwhelmed hospital operator Tenet Healthcare. Tenet's management continued to guide its earnings downward, and announced that cleaning up its accounting issues would take longer than expected and would require the sale of some of its hospital assets. The stock was sold at a loss.

Other stocks that hurt the fund's overall performance included a few names that we sold following the management-team change on September 30, 2003. The fund took a loss in O'Charley's, a regional restaurant chain linked to a Hepatitis A outbreak. Another stock, Footstar, had languished in September when the family-footwear retailer fired its CEO over accounting irregularities.

Nevertheless, the fund did generate a strong absolute return during the period. Financials were the largest contributors to the fund's 12-month gain. In particular, insurance companies and other financial stocks that are less tied to the interest-rate cycle performed well against a backdrop of potentially rising rates. One especially strong-performing stock was ACE Limited. We had selected this insurance and reinsurance provider because we believed it had the potential to turn its business around. Since purchasing a position, the company cut costs, improved its business fundamentals, expanded its profit margins, and generally cleaned up its balance sheet. ACE's stock price rose during the period based on these factors as well as a strong pricing environment overall for reinsurance companies.

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	Russell 2500(TM) Index	Russell 2500(TM) Value Index	Russell Midcap® Value Index
27.70%	26.74%	26.73%	32.21%	33.91%	30.81%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

3

Utilities also benefited fund performance-though the group's performance was primarily due to one stock, Edison International. Like ACE, Edison was another turnaround story. Our research into the company revealed that investors were punishing the company for problems on the unregulated side of its business. However, we believed there was unrecognized value in its regulated side, and bought a position in the stock. Our patience was rewarded as Edison cleaned up its business, and the stock bounced back.

At the close of the period, we continued to view the markets with cautious optimism. We continue to closely monitor changes in capital spending and the effects of prolonged high energy prices on the consumer. Although a rising interest-rate environment could weaken stock returns in the near term, it is also a sign of a healthier economy-an economy that no longer requires abnormally low rates to sustain itself. Nonetheless, as in all market conditions, we maintain our focus on seeking stocks in the mid-cap universe one at a time, using our "value-with-a-catalyst" criteria.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
Goodrich Corp.	3.9%
Hubbell, Inc.	3.3
Lyondell Chemical Co.	3.2
Sovereign Bancorp, Inc.	3.2
Bausch & Lomb, Inc.	3.0
International Flavors & Fragrances, Inc.	3.0
BISYS Group, Inc.	2.9
Sabre Hldg Corp.	2.9
Valassis Communications, Inc.	2.9
Conseco, Inc.	2.7
Top 10 Industries as of 6/30/04
Electric Utilities	8.7%
Data Processing & Outsourcing Services	5.6
Health Care Equipment	5.1
Thrifts & Mortgage Finance	5.0
Multi-line Insurance	4.0
Aerospace & Defense	3.7
Oil & Gas Drilling	3.3
Heavy Electrical Equipment	3.1
Diversified Chemicals	3.1
Other Diversified Financial Services	3.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 96.3%
Advertising 2.3%
Interpublic Group Cos., Inc. (a)	654,030	$8,979,832
Aerospace & Defense 3.7%
Goodrich Corp.	456,850	14,769,960
Application Software 2.1%
Cadence Design Systems, Inc. (a)	572,860	8,380,942
Commercial Printing 2.8%
Valassis Communications, Inc. (a)	366,350	11,162,684
Construction & Engineering 1.8%
Fluor Corp.	146,620	6,989,375
Data Processing & Outsourcing Services 5.6%
BISYS Group, Inc. (a)	800,040	11,248,562
Sabre Holdings Corp., Class A	404,280	11,202,599
		22,451,161
Diversified Banks 2.1%
Comerica, Inc.	148,840	8,168,339
Diversified Chemicals 3.1%
Lyondell Chemical Co.	698,310	12,143,611
Diversified Commercial Services 1.4%
Equifax, Inc.	222,030	5,495,242
Electric Utilities 8.7%
Allegheny Energy, Inc. (a)	561,250	8,648,862
Edison International, Inc.	355,680	9,094,738
Pinnacle West Capital Corp.	217,340	8,778,363
Wisconsin Energy Corp.	245,230	7,996,950
		34,518,913
Employment Services 2.5%
Manpower, Inc.	196,330	9,967,674
Food Retail 2.3%
Albertson's, Inc.	343,650	9,120,471

See Notes to Financial Statements

7

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Gas Utilities 2.3%
El Paso Corp.	1,137,610	$8,964,367
Health Care Equipment 5.1%
Applera Corp. - Applied Biosystems Group	404,480	8,797,440
Bausch & Lomb, Inc.	177,080	11,522,596
		20,320,036
Health Care Services 1.8%
IMS Health, Inc.	306,700	7,189,048
Heavy Electrical Equipment 3.1%
Hubbell, Inc., Class B	266,670	12,456,156
Hotels 1.4%
Starwood Hotels & Resorts Worldwide, Inc.	121,840	5,464,524
Industrial Machinery 2.2%
Pall Corp.	340,630	8,921,100
Integrated Oil & Gas 1.3%
Amerada Hess Corp.	63,900	5,060,241
Internet Software & Services 1.6%
BearingPoint, Inc. (a)	705,470	6,257,519
Life & Health Insurance 2.6%
Conseco, Inc. (a)	526,490	10,477,151
Multi-line Insurance 4.0%
Assurant, Inc.	374,970	9,891,709
Horace Mann Educators Corp.	353,000	6,170,440
		16,062,149
Oil & Gas Drilling 3.3%
GlobalSantaFe Corp. (Cayman Islands)	211,180	5,596,270
Transocean, Inc. (Cayman Islands) (a)	253,060	7,323,556
		12,919,826
Oil & Gas Refining & Marketing 1.3%
Valero Energy Corp.	69,970	5,160,987
Other Diversified Financial Services 3.0%
A.G. Edwards, Inc.	151,050	5,140,231
Convergys Corp. (a)	437,770	6,741,658
		11,881,889

See Notes to Financial Statements

8

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Packaged Foods 1.4%
Hormel Foods Corp.	184,330	$5,732,663
Paper Packaging 2.0%
Temple-Inland, Inc.	115,110	7,971,368
Pharmaceuticals 2.1%
King Pharmaceuticals, Inc. (a)	38,700	443,115
Watson Pharmaceuticals, Inc. (a)	288,710	7,766,299
		8,209,414
Property & Casualty 1.2%
ACE Ltd. (Cayman Islands)	112,870	4,772,144
Publishing 2.3%
Scholastic Corp. (a)	307,990	9,224,301
Real Estate Investment Trusts 2.0%
General Growth Properties, Inc.	272,400	8,054,868
Restaurants 1.7%
Darden Restaurants, Inc.	323,490	6,647,720
Semiconductors 2.0%
Advanced Micro Devices, Inc. (a)	499,400	7,940,460
Specialty Chemicals 2.9%
International Flavors & Fragrances, Inc.	303,610	11,355,014
Specialty Stores 2.3%
Linens N Things, Inc. (a)	41,930	1,228,968
Office Depot, Inc. (a)	450,290	8,064,694
		9,293,662
Thrifts & Mortgage Finance 5.0%
PMI Group, Inc.	178,520	7,769,190
Sovereign Bancorp, Inc.	546,030	12,067,263
		19,836,453
Total Long-Term Investments 96.3% (Cost $350,874,515)		382,321,264

See Notes to Financial Statements

9

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Value
Repurchase Agreement 4.6%
State Street Bank & Trust Co. ($18,367,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $18,367,332) (Cost $18,367,000)	$18,367,000
Total Investments 100.9% (Cost $369,241,515)	400,688,264
Liabilities in Excess of Other Assets (0.9%)	(3,405,733)
Net Assets 100.0%	$397,282,531

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

10

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $369,241,515)	$400,688,264
Cash	233
Receivables:
Investments Sold	11,943,402
Fund Shares Sold	742,461
Dividends	534,618
Interest	332
Other	79,621
Total Assets	413,988,931
Liabilities:
Payables:
Investments Purchased	14,473,578
Fund Shares Repurchased	1,219,480
Distributor and Affiliates	467,975
Investment Advisory Fee	263,785
Accrued Expenses	184,980
Trustees' Deferred Compensation and Retirement Plans	96,602
Total Liabilities	16,706,400
Net Assets	$397,282,531
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$441,807,076
Net Unrealized Appreciation	31,446,749
Accumulated Net Investment Loss	(88,430)
Accumulated Net Realized Loss	(75,882,864)
Net Assets	$397,282,531
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $181,590,378 and 8,205,416 shares of beneficial interest issued and outstanding)	$22.13
Maximum sales charge (5.75% of offering price)	1.35
Maximum offering price to public	$23.48
Class B Shares:
Net asset value and offering price per share (Based on net assets of $153,584,222 and 7,346,664 shares of beneficial interest issued and outstanding)	$20.91
Class C Shares:
Net asset value and offering price per share (Based on net assets of $62,107,931 and 2,950,113 shares of beneficial interest issued and outstanding)	$21.05

See Notes to Financial Statements

11

Van Kampen American Value Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $690)	$5,022,003
Interest	70,289
Total Income	5,092,292
Expenses:
Investment Advisory Fee	3,197,420
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $392,527, $1,555,820 and $610,194, respectively)	2,558,541
Shareholder Services	1,003,176
Custody	58,878
Legal	43,608
Trustees' Fees and Related Expenses	26,163
Other	273,386
Total Expenses	7,161,172
Expense Fee Reduction	19,597
Less Credits Earned on Cash Balances	3,044
Net Expenses	7,138,531
Net Investment Loss	$(2,046,239)
Realized and Unrealized Gain/Loss:
Net Realized Gain	$97,210,874
Unrealized Appreciation/Depreciation:
Beginning of the Period	38,257,867
End of the Period	31,446,749
Net Unrealized Depreciation During the Period	(6,811,118)
Net Realized and Unrealized Gain	$90,399,756
Net Increase in Net Assets from Operations	$88,353,517

See Notes to Financial Statements

12

Van Kampen American Value Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Loss	$(2,046,239)	$(1,334,857)
Net Realized Gain/Loss	97,210,874	(45,313,964)
Net Unrealized Appreciation/Depreciation During the Period	(6,811,118)	20,907,206
Net Change in Net Assets from Investment Activities	88,353,517	(25,741,615)
From Capital Transactions:
Proceeds from Shares Sold	78,880,389	76,144,866
Cost of Shares Repurchased	(108,581,739)	(181,922,560)
Net Change in Net Assets from Capital Transactions	(29,701,350)	(105,777,694)
Total Increase/Decrease in Net Assets	58,652,167	(131,519,309)
Net Assets:
Beginning of the Period	338,630,364	470,149,673
End of the Period (Including accumulated net investment income/loss of $(88,430) and $110,808, respectively)	$397,282,531	$338,630,364

See Notes to Financial Statements

13

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$17.33	$17.68	$19.46	$23.03	$23.58
Net Investment Loss (a)	(.02)	-0- (c)	(.05)	(.02)	(.08)
Net Realized and Unrealized Gain/Loss	4.82	(.35)	(1.73)	(1.97)	1.09
Total from Investment Operations	4.80	(.35)	(1.78)	(1.99)	1.01
Less Distributions from Net Realized Gain	-0-	-0-	-0-	1.58	1.56
Net Asset Value, End of the Period	$22.13	$17.33	$17.68	$19.46	$23.03
Total Return* (b)	27.70%	–2.04%	–9.14%	–8.47%	4.62%
Net Assets at End of the Period (In millions)	$181.6	$135.0	$193.0	$323.9	$434.8
Ratio of Expenses to Average Net Assets*	1.46%	1.49%	1.46%	1.46%	1.47%
Ratio of Net Investment Loss to Average Net Assets*	(.10%)	(.03%)	(.25%)	(.13%)	(.33%)
Portfolio Turnover	175%	124%	133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.47%	1.52%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.11%)	(.06%)	N/A	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

14

Van Kampen American Value Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$16.49	$16.95	$18.81	$22.48	$23.23
Net Investment Loss (a)	(.17)	(.11)	(.18)	(.17)	(.25)
Net Realized and Unrealized Gain/Loss	4.59	(.35)	(1.68)	(1.92)	1.06
Total from Investment Operations	4.42	(.46)	(1.86)	(2.09)	.81
Less Distributions from Net Realized Gain	-0-	-0-	-0-	1.58	1.56
Net Asset Value, End of the Period	$20.91	$16.49	$16.95	$18.81	$22.48
Total Return* (b)	26.74%	-2.77%	-9.84%	-9.20%	3.85%
Net Assets at End of the Period (In millions)	$153.6	$145.7	$198.4	$263.9	$356.7
Ratio of Expenses to Average Net Assets*	2.22%	2.25%	2.21%	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.87%)	(.79%)	(1.00%)	(.88%)	(1.06%)
Portfolio Turnover	175%	124%	133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.23%	2.27%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.88%)	(.81%)	N/A	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

15

Van Kampen American Value Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002	2001	2000
Net Asset Value, Beginning of the Period	$16.61		$16.97		$18.82	$22.49	$23.24
Net Investment Loss (a)	(.17)		(.03)		(.18)	(.18)	(.25)
Net Realized and Unrealized Gain/Loss	4.61		(.33)		(1.67)	(1.91)	1.06
Total from Investment Operations	4.44		(.36)		(1.85)	(2.09)	.81
Less Distributions from Net Realized Gain	-0-		-0-		-0-	1.58	1.56
Net Asset Value, End of the Period	$21.05		$16.61		$16.97	$18.82	$22.49
Total Return* (b)	26.73	%(d)	-2.18	%(c)(d)	-9.82%	-9.14%	3.80%
Net Assets at End of the Period (In millions)	$62.1		$57.9		$78.8	$118.6	$192.7
Ratio of Expenses to Average Net Assets*	2.21	%(d)	2.24	%(d)	2.21%	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.86	%)(d)	(.22	%)(c)(d)	(1.00%)	(.88%)	(1.06%)
Portfolio Turnover	175%		124%		133%	211%	272%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.22	%(d)	2.26	%(d)	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.87	%)(d)	(.24	%)(c)(d)	N/A	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

See Notes to Financial Statements

16

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

17

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $75,697,403, which will expire between June 30, 2010 and June 30, 2011.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$369,426,976
Gross tax unrealized appreciation	$37,990,057
Gross tax unrealized depreciation	(6,728,769)
Net tax unrealized appreciation on investments	$31,261,288

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to distributions from and the sale of real estate investment trusts in the amounts of $259,834 and $25,082 have been reclassified from accumulated net investment loss and capital, respectively, to accumulated net realized loss totaling $284,916. Also, a permanent book and tax difference relating to a net operating loss totaling $2,103,250 has been reclassified from accumulated net investment loss to capital. In addition, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $3,585 was reclassified from accumulated net investment loss to accumulated net realized loss.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $3,044 as a result of credits earned on cash balances.

18

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	0.85%
Next $500 million	0.80%
Over $1.5 billion	0.75%

For the year ended June 30, 2004, the Fund recognized expenses of approximately $19,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $51,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $879,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $19,597 of its fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $55,910 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

19

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3.  Capital Transactions

At June 30, 2004, capital aggregated $204,005,741, $172,865,187 and $64,936,148 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,743,578	$56,901,170
Class B	825,905	16,238,332
Class C	292,310	5,740,887
Total Sales	3,861,793	$78,880,389
Repurchases:
Class A	(2,327,991)	$(47,737,346)
Class B	(2,316,998)	(44,898,512)
Class C	(829,799)	(15,945,881)
Total Repurchases	(5,474,788)	$(108,581,739)

At June 30, 2003, capital aggregated $195,814,738, $202,348,152 and $75,473,868 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	4,415,074	$67,247,898
Class B	468,259	6,931,858
Class C	133,768	1,965,110
Total Sales	5,017,101	$76,144,866
Repurchases:
Class A	(7,540,255)	$(114,757,158)
Class B	(3,335,037)	(48,520,331)
Class C	(1,287,483)	(18,645,071)
Total Repurchases	(12,162,775)	$(181,922,560)

20

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 34,578 and 116,808 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $105,100 and CDSC on redeemed shares of approximately $117,300. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $637,718,095 and $679,972,154, respectively.

5.  Distributions and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $925,900 and $6,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

21

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $1,202,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $159,900.

6.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Directors of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Directors of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

22

Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen American Value Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

23

Van Kampen American Value Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 Franklin Street

P.O. Box 1173

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Delloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

25

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

26

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

27

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

28

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

29

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

30

Van Kampen American Value Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

31

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

32

Van Kampen American Value Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

33

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
  Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
  Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
  Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 453, 553, 653
MSAV ANR 8/04 RN04-01487P-Y06/04

Van Kampen

Emerging Markets Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Free Index from 7/31/94 (the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 7/06/94		B Shares since 8/01/95		C Shares since 7/06/94
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/ max 1.00% sales charge
Since Inception	0.86%	0.27%	1.41%	1.41%	0.16%	0.16%
5-year	3.16	1.95	2.43	2.16	2.47	2.47
1-year	33.29	25.60	32.15	27.15	32.15	31.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects its the conversion into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all distributions and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper, Inc.

1

Fund Report

For the 12-month period ended June 30, 2004

The fund is managed by the Adviser's Emerging Markets Equity team.1 Current members of the team include Narayan Ramachandran, Ruchir Sharma, and Ashutosh Sinha, Managing Directors of the Adviser.

Market Conditions

Emerging markets generated mixed results for the 12 months ended June 30, 2004. During the first half of the reporting period, emerging-markets performed strongly, but experienced considerable volatility during the second.

In the first six months, a combination of improving domestic economies, a global pick-up in demand for exports, accommodative monetary policy, and attractive valuations helped boost every major emerging market into positive territory. The tide changed, however, in the second quarter of 2004. Investors became increasingly hesitant about emerging-market investments, prompted by the specter of potential interest-rate hikes in the United States and economic slowdown in China. Rising oil prices and uncertainty about the conflict in Iraq exacerbated this anxiety. Yet, despite these factors, emerging markets did show signs of recovery by the end of June.

From a regional perspective, the performance of emerging markets varied. Within the Europe, Middle East and Africa (EMEA) region, Turkey and Russia led for the overall reporting period. Here, too, however, both markets experienced ups and downs. In the case of Turkey, signs of an improving economy, declining interest rates and support from the United States and the International Monetary Fund helped propel Turkey to lead the EMEA during the first half of the period. Yet, during the last several months of the reporting period, Turkish equities struggled as consumer sentiment diminished and risk aversion increased. Russian equities, in contrast, experienced greater volatility in the first half of the period, rallying in the later months. An improving economic and political environment, high oil prices, and structural reforms were among the factors underpinning strong performance. Other bright spots in the region included Hungary, Poland and the Czech Republic, as economic indicators improved after a difficult 2003. Egypt, though representing a very small segment of the emerging-market economy, also made considerable gains based on improvements in its economic and political environment and expansion of trade.

Within Latin America, Columbia led for the period, helped by an improved political and economic environment as well as by relatively attractive valuations. After having underperformed for much of 2003, Mexico also performed briskly. A strengthening peso, indications of economic recovery, and favorable prospects for the U.S. economy contributed to this positive turn. Conversely, after a strong 2003, Brazil underperformed the Latin American region during the reporting period. This underperformance resulted from declining interest rates, an appreciating foreign exchange rate, and Brazilians' preference for investing outside that country. And, while Brazilian equities had benefited from the general success of President Lula's new administration (which pushed political reforms and positive economic policies), more recently, Brazilian equities were hindered by investors' heightened risk aversion.

1Team members may change at any time without notice.

2

Asian markets generated strong overall performance for the reporting period. China benefited early in the period from good gross-domestic-product (GDP) growth, rising consumer demand, and lower interest rates. China's importance as an export destination for the region continued to grow, which also aided the economies of several of its neighbors. However, some of these gains were wiped out in the latter months of the period. Speculation in Chinese markets, a correction from the high valuations seen in 2004-as well as the government's signaling of its intentions to moderate the country's growth-led China to lose momentum. Nonetheless, China was a robust performer for the 12 months overall. Elsewhere, strong domestic economies and solid fundamentals supported substantial gains in Thailand, India and Indonesia for the period.

Performance Analysis

Van Kampen Emerging Markets Fund returned 33.29 percent (Class A shares unadjusted for sales charge) compared to a return of 33.14 percent for the Morgan Stanley Capital Investment (MSCI) Emerging Markets Free Index for the 12 months ended June 30, 2004.

The fund's strong results were driven by both country allocation and stock selection, notably in Russia, Turkey and Thailand, and by stock selection in India and Mexico. In Russia, the fund benefited from both our strategy of overweighting the market relative to the MSCI Emerging Markets Free Index and from our stock selection. Notably, Russian materials stocks benefited from high commodity and materials prices that rose in response to increased demand from China, as well as from sustained high oil prices, strong GDP growth and high foreign exchange reserves. Emphasis in the wireless and telephone sectors also helped performance, as these companies showed considerable earnings growth, aided by strong GDP growth and increased domestic demand. An underweighted position in oil company Yukos benefited performance, as the company was one of the period's worst performers.

An overweight stance in Turkey, the best-performing market of 2003, also contributed to the fund's performance. Turkey was buoyed by the prospects of increased trade in the region and its avoidance of debt default early in the period.

In India and Mexico, we emphasized companies that benefited strongly from growth in domestic (as opposed to export) demand. The fund also gained from our strategy of underweighting the technology sector out of concern for near-term earnings and valuations; this posture limited the fund's exposure to this underperforming sector. Other positives included stock selection in Mexico, particularly in the wireless sector, which was boosted by improving subscriber growth rates.

On the downside, the fund lost ground due to positions in the underperforming South Korean financials sector. While the fund was underweighted in these issues relative to

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	MSCI Emerging Markets Free Index
33.29%	32.15%	32.15%	33.14%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

3

the benchmark index, the fund's overall returns were stung by a position in credit-card company LG Investment and Securities, which faced mounting credit difficulties. Because we were concerned about the prices of stocks in Hungary, the fund held an underweight in Hungarian stocks. However, Hungarian equities enjoyed good results, helped by improved economic numbers in the Central European region and a renewed interest there from investors as integration into the European Union began.

We remain focused on the fund's long-term strategy of emphasizing countries whose economies are developing strongly and whose markets are becoming more sophisticated. Within those countries, we continue to seek companies that offer attractive growth characteristics, reasonable valuations, and managements with a strong shareholder value orientation.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
Samsung Electronics Co Ltd	5.1%
Samsung SDI Co Ltd	3.1
America Movil SA de CV	2.7
Petroleo Brasileiro SA	2.3
LUKOIL	1.9
Grupo Televisa SA	1.7
MTN Group Ltd	1.6
Check Point Software Technologies Ltd	1.6
Anglo American plc	1.5
Gazprom	1.4
Top 5 Industries as of 6/30/04
Diversified Banks	12.3%
Wireless Telecomm Services	10.6
Integrated Oil & Gas	7.1
Semiconductors	6.4
Electronic Equipment Manufacturers	5.1
Top 5 Countries* as of 6/30/04
Republic of Korea	15.5%
South Africa	13.5
Taiwan-Republic of China	11.0
Brazil	9.0
Russia	8.3

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

*The countries above represent the countries in which the securities are traded, not where they are incorporated.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Annual Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 94.9%
Brazil 0.2%
Brasil Telecom SA	491,164	$1,734
Natura Cosmeticos SA (a)	28,000	450,329
		452,063
Columbia 0.0%
Valores Bavaria SA (a)	1	0
Egypt 1.5%
MobiNil-Egyptian Mobile Services	208,364	2,507,794
Orascom Construction Industries	50,743	753,281
		3,261,075
Hong Kong 5.9%
Asia Aluminum Holdings Ltd.	6,355,000	619,221
AviChina Industry & Technology	2,442,000	284,907
Byd Co., Ltd., Class H	121,500	358,278
China Merchants Holdings International	402,000	541,168
China Oilfield Services, Ltd., Class H	2,718,000	775,347
China Petroleum & Chemical Corp., Class H	1,324,000	483,782
China Resources Power Holdings (a)	557,000	314,213
CNOOC Ltd.	3,582,500	1,515,712
Fountain SET Holdings	1,019,000	679,351
Grande Holdings Ltd.	422,000	411,190
Hainan Meilan International Airport, Class H	517,000	394,388
Hopewell Highway Infrastructure	1,024,000	607,195
Huaneng Power International, Inc.	1,020,000	908,869
Kingboard Chemicals Holdings	317,000	550,700
Lianhua Supermarket Holdings Ltd., Class H	435,000	437,800
Moulin International Holdings	468,000	286,507
Norstar Founders Group Ltd.	767,000	213,880
Ping An Insurance Co. of China, Ltd. (a)	676,000	914,357
Shougang Concord Century	2,688,000	248,129
Sinopec Zhenhai Refining & Chemical Corp., Class H	974,000	936,562
Tom Online, Inc. (a)	769,000	130,142
Victory City International Holdings	867,000	311,239
Wumart Stores, Inc. Class H (a)	220,000	423,088
Yanzhou Coal Minining Co., Ltd., Class H	512,000	557,963
		12,903,988
India 4.8%
ABB Ltd.	29,000	423,278
Bharat Heavy Electricals Ltd.	113,038	1,234,428
Cipla Ltd.	137,500	635,513
Container Corp. of India Ltd.	37,000	454,861
Glaxosmithkline Phamaceuticals Ltd.	29,000	375,034
Grasim Industries Ltd. (a)	28,500	627,304

See Notes to Financial Statements

7

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
India (Continued)
Hero Honda Motors, Ltd. (a)	60,680	$670,114
Hindalco Industries, Ltd.	15,500	336,612
Hindustan Lever, Ltd.	147,490	408,562
Hindustan Petroleum Corp., Ltd.	100,000	731,912
Housing Development Finance Corp., Ltd. (a)	27,000	303,842
India-Info.com, Private Co., Ltd. (a) (b) (c)	47,630	0
Industrial Development Bank of India Ltd. (a)	383,999	349,698
Infosys Technologies, Ltd. (a)	8,743	1,050,739
Mahanagar Telephone Nigam Ltd.	158,000	453,663
Mahindra & Mahindra, Ltd.	34,000	326,979
Oil & Natural Gas Corp., Ltd.	33,650	460,761
Punjab National Bank Ltd.	57,000	349,715
Siemens India, Ltd. (a)	11,000	210,641
State Bank of India (b) (c)	57,700	569,554
Steel Authority of India Ltd. (a)	459,163	273,270
Tata Iron & Steel Co., Ltd.	43,000	281,458
		10,527,938
Indonesia 3.1%
Bank International Indonesia (a)	18,593,500	286,815
Gudang Garam Tbk	283,500	413,186
PT Astra International Tbk	1,610,576	942,358
PT Bank Central Asia Tbk	3,120,000	622,340
PT Bank Mandiri Tbk	6,358,500	794,812
PT Bank Rakyat Indonesia	3,657,500	651,735
PT Bumi Resources Tbk	21,296,500	1,302,711
PT Indocement Tunggal Prakarsa Tbk (a)	2,898,500	439,400
PT Ramayana Lestari Santosa Tbk	1,434,000	678,862
PT Telekomunikasi Tbk	1,033,000	813,213
		6,945,432
Israel 0.0%
Elbit Systems Ltd.	1	20
Japan 0.0%
Sansui Electric Co., Ltd. (a)	211,000	65,567
Malaysia 1.2%
Commerce Asset Holdings Bhd.	391,000	500,068
Magnum Corp., Bhd.	975,000	623,487
Resorts World Bhd.	175,000	412,171
S P Setia Bhd.	607,999	633,599
YTL Corp., Bhd.	331,000	409,395
		2,578,720
Mexico 1.5%
Cemex SA de CV	102,524	593,747

See Notes to Financial Statements

8

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Mexico (Continued)
Wal-Mart de Mexico SA de CV, Class V	933,868	$2,772,661
		3,366,408
Poland 0.3%
Telekomunikacja Polska SA	158,455	654,260
Republic of Korea 14.4%
Cheil Industries, Inc.	75,640	877,175
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	76,740	926,459
Daishin Securities Co., Ltd.	89,090	1,006,166
Handsome Co., Ltd.	86,220	713,339
Hankook Tire Co., Ltd.	239,700	2,095,171
Hyundai Department Store Co., Ltd.	47,810	1,185,423
Hyundai Mobis	51,420	2,282,861
Kookmin Bank (a)	15,290	475,042
Korean Air Lines Co., Ltd. (a)	91,080	1,182,345
KT & G Corp.	43,580	1,006,998
LG Investment & Securities Co., Ltd. (a)	200,690	1,436,353
ORION Corp.	11,070	684,031
Pusan Bank	76,940	426,150
Samsung Electronics Co., Ltd.	22,977	9,485,096
Samsung SDI Co., Ltd.	63,620	6,689,598
Shinhan Financial Group Co., Ltd.	42,550	618,641
SK Telecom Co., Ltd.	1,060	174,297
STX Shipbuilding Co., Ltd.	56,180	588,298
		31,853,443
Russia 1.4%
Gazprom-ADR	107,100	3,073,770
Singapore 0.7%
Total Access Communication Public Co., Ltd. (a)	188,000	486,920
TPV Technology Ltd.	1,581,000	1,120,886
		1,607,806
South Africa 12.8%
African Bank Investments Ltd.	1,602,957	3,034,880
African Life Assurance Co., Ltd.	505,700	1,071,037
Anglo American Plc	161,563	3,294,771
Anglo Platinum	28,300	1,067,068
AngloGold Ltd.	9,300	302,151
Edgars Consolidated Stores Ltd.	48,691	1,156,240
Gold Fields Ltd.	36,300	380,386
Harmony Gold Mining Co., Ltd.	58,600	613,502
Impala Platinum Holdings Ltd.	18,755	1,417,345
Iscor Ltd.	167,100	1,034,907
Kumba Resources Ltd.	133,300	705,800

See Notes to Financial Statements

9

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
South Africa (Continued)
Massmart Holdings Ltd.	315,351	$1,654,549
MTN Group Ltd.	768,610	3,514,703
Sappi Ltd.	109,300	1,660,764
Shoprite Holdings Ltd.	1,150,314	1,734,930
Standard Bank Group Ltd.	264,867	1,827,402
Steinhoff International Holdings Ltd.	1,167,800	1,564,562
Telkom South Africa, Ltd.	163,920	2,092,232
		28,127,229
Taiwan-Republic of China 10.8%
Acer, Inc.	520,385	732,348
Asia Optical Co., Inc.	300,400	1,823,314
Catcher Technology Co., Ltd.	109,000	348,631
Cathay Financial Holding Co., Ltd.	278,000	500,417
Cheng Shin Rubber Industry Co.	394,000	515,799
China Development Financial Holding Co., Ltd.	2,370,000	1,212,853
Chinatrust Financial Holding Co.	1,276,767	1,424,539
CTCI Corp.	1,270,000	627,254
Cyberlink Corp.	174,000	429,694
Evergreen Marine Corp.	956,340	808,095
Faraday Technology Corp.	99,000	185,570
Fubon Financial Holding Co., Ltd.	823,001	717,463
Hon Hai Precision Industry Co., Ltd.	568,760	2,115,293
Infortrend Technology, Inc.	302,960	865,342
Kaulin Manufacturing Co., Ltd.	234,000	320,262
Largan Precision Co., Ltd.	94,030	903,650
MediaTek, Inc.	169,000	1,347,575
Novatek Microelectronics Corp.	193,750	639,877
Phoenixtec Power Co., Ltd.	546,630	536,709
Polaris Securities Co., Ltd. (a)	1,653,320	870,686
Richtek Technology Corp.	63,000	182,758
Springsoft Systems Co., Ltd.	286,000	655,222
Sunplus Technology Co., Ltd.	365,000	635,302
Taishin Financial Holdings Co., Ltd.	1,093,000	900,806
Taiwan Cellular Corp.	872,000	830,229
Taiwan Cement Corp.	2,676,380	1,210,383
Taiwan Navigation Co., Ltd.	147,000	101,907
Tsann Kuen Enterprise Co.	275,000	343,648
Waffer Technology Co., Ltd.	338,000	683,844
Ya Hsin Industrial Co., Ltd.	1,002,000	1,237,221
		23,706,691
Thailand 6.3%
Advanced Information Service Public Co., Ltd	541,400	1,203,111
Asian Property Development Public Co., Ltd.	3,054,000	319,197
Bangkok Bank Public Co., Ltd. (a)	1,072,300	2,579,281

See Notes to Financial Statements

10

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Thailand (Continued)
Banpu Public Co., Ltd.	162,600	$528,103
CP Seven Eleven Public Co., Ltd.	411,100	612,383
Italian-Thai Development Public Co., Ltd.	3,976,000	980,650
Kasikornbank Public Co., Ltd. (a)	845,600	1,073,778
Kasikornbank Public Co., Ltd.-NVDR (a)	590,100	727,718
Krung Thai Bank Public Co., Ltd.	3,698,300	993,438
Lalin Property Public Co., Ltd.	950,000	154,274
Land & House Public Co., Ltd.	3,133,600	746,095
MBK Public Co., Ltd.	163,500	201,630
PTT Public Co., Ltd.	350,700	1,336,171
Ratchaburi Electricity Generating Holding Public Co., Ltd.	229,700	207,543
Siam City Bank Public Co., Ltd.	393,600	238,371
Siam Commercial Bank Public Co., Ltd. (a)	563,300	636,206
Siam Makro Public Co., Ltd.	95,100	123,084
Sino Thai Engineering & Construction Public Co., Ltd.	1,305,900	353,980
Thai Airways International Public Co., Ltd.	506,700	699,110
Thai Plastic & Chemical Public Co., Ltd.	52,200	235,824
		13,949,947
Turkey 4.9%
Akbank TAS	446,301,828	1,638,494
Akcansa Cimento AS	390,195,975	788,540
Arcelik	211,873,900	1,049,022
Enka Insaat ve Sanayi AS	39,376,839	809,022
Hurriyet Gazetecilik	460,782,700	1,264,863
Trakya CAM Sanayi	278,554,979	637,984
Turkcell Iletisim Hizmet AS	132,564,000	1,634,167
Turkiye Garanti Bankasi AS (a)	396,450,600	1,181,741
Turkiye IS Bankasi, Class C	275,051,992	1,000,526
Yapi VE Kredi Bankasi (a)	356,389,000	852,261
		10,856,620
United States 25.1%
America Movil SA de CV, Class L-ADR	161,009	5,855,897
AngloGold Ltd.-ADR	21,596	694,527
AO VimpelCom-ADR (a)	8,300	800,535
Aracruz Celulose SA-ADR	17,500	571,550
Banco Bradesco SA-ADR	16,490	757,716
Banco Itau SA-ADR	36,318	1,693,872
BanColombia SA-ADR	83,600	558,448
Cemex SA de CV-ADR	40,725	1,185,098
Check Point Software Technologies Ltd. (a)	127,915	3,452,426
Coca-Cola Femsa SA de CV-ADR	37,900	841,001
Companhia Brasileira de Distribuicao-ADR	21,200	366,760
Companhia Energetica de Minas Gerais-ADR	47,828	718,377
Companhia Siderurgica Nacional SA-ADR	44,912	546,130

See Notes to Financial Statements

11

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Companhia Vale do Rio Doce-ADR	7,590	$360,905
Companhia Vale do Rio Doce-ADR	55,048	2,152,377
Compania Anonima Nacional Telefonos de Venezuela-ADR	36,972	744,986
Compania de Minas Buenaventura SA-ADR	73,500	1,624,350
Enersis SA Sponsored-ADR	256,200	1,526,952
Fomento Economico Mexicano SA de CV, Class B-ADR	12,800	586,752
Gol Linhas Aereas Inteligentes-ADR (a)	24,200	411,400
Grupo Televisa SA-ADR	83,300	3,770,991
Harmony Gold Mining Co., Ltd.	36,400	385,476
Lojas Arapua SA, 144A-Private Placement-GDR (a) (b) (c) (e)	24,635	0
LUKOIL-ADR	38,386	4,038,207
MMC Norilsk Nickel-ADR	30,300	1,681,650
Mobile Telesystems-ADR	18,080	2,205,760
Mobile Telesystems-GDR-144A-Private Placement (e)	8,700	1,052,700
Petroleo Brasileiro SA-ADR	93,340	2,620,054
Petroleo Brasileiro SA-ADR	96,100	2,421,720
Sappi Ltd.-ADR	2,000	30,700
Sina Corp. (a)	6,600	217,734
Surgutneftegaz-ADR	10,208	438,944
Surgutneftegaz-ADR	60,551	1,980,018
Telefonos de Mexico SA de CV-ADR	23,087	768,104
Telekomunikacja Polska SA-GDR	459,500	1,865,570
Telesp Celular Participacoes SA-ADR (a)	108,112	851,923
Tenaris SA-ADR	7,595	248,736
Uniao de Bancos Brasileiros-GDR	34,200	676,134
Uralsvyazinform-ADR	83,600	668,800
VolgaTelecom-ADR	109,700	592,380
Votorantim Celulose e Papel SA-ADR	36,308	1,154,594
Wal-Mart de Mexico SA de CV-ADR	28,144	834,582
YUKOS-ADR	41,312	1,313,722
		55,268,558
Total Common Stocks 94.9%		209,199,535
Preferred Stocks 2.5%
Brazil 1.7%
Banco Bradesco SA	18,235	831,803
Banco Itau Holding Financeira SA	10,257,966	952,384
Banco Nacional SA (a) (b) (c)	19,271,000	0
Brasil Telecom Participacoes SA	2,000	12
Companhia Energetica de Minas Gerais	33,651,000	501,185
Empresa Brasileira de Aeronautica SA	2	14
Lojas Arupau SA, 144A-Private Placement (a) (b) (c) (e)	31,632,300	0
Petroleo Brasileiro SA	4,835	120,501
Telesp Celular Participacoes SA (a)	406,258,453	1,271,686
		3,677,585

See Notes to Financial Statements

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Republic of Korea 0.8%
Daishin Securities Co., Ltd.	39,240	$227,528
Samsung Electronics Co., Ltd.	5,810	1,523,522
		1,751,050
Total Preferred Stocks 2.5%		5,428,635
Investment Company 0.3%
Morgan Stanley Growth Fund (a) (d)	2,195,167	638,655
Corporate Bonds 0.5%
Brazil 0.0%

Companhia Vale Rio Doce-ADR ($31,997 par, 0.00% coupon, 09/29/49 maturity) (b) (c)	0
United States 0.5%
MCSI Holding Ltd Secured Notes ($1,268,157 par, 0.00% coupon, 04/15/07 maturity) (b) (c)	1,077,933
Total Corporate Bonds	1,077,933
Total Long-Term Investments 98.2% (Cost $174,610,391)	216,344,758
Repurchase Agreement 0.4%
State Street Bank & Trust Co. ($955,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $955,017) (Cost $955,000)	955,000
Total Investments 98.6% (Cost $175,565,391)	217,299,758
Foreign Currency 1.2% (Cost $2,571,363)	2,621,119
Other Assets in Excess of Liabilities 0.2%	428,824
Net Assets 100.0%	$220,349,701

Percentages are calculated as a percentage of net assets.

Securities are categorized by country of incorporation and not by country they are traded in.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid.

(d)  The fund is advised by an affiliate which earns a management fee as adviser to the Fund.

(e)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

See Notes to Financial Statements

13

Van Kampen Emerging Markets Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Market Value	Percent of Net Assets
Diversified Banks	$ 26,607,528	12.1%
Wireless Telecommunication Services	22,982,102	10.4
Integrated Oil & Gas	15,407,926	7.0
Semiconductors	13,816,942	6.3
Electronic Equipment Manufacturers	10,951,090	5.0
Diversified Metals & Mining	10,920,891	5.0
Integrated Telecommunication Services	8,062,575	3.7
Other Diversified Financial Services	6,284,025	2.9
Hypermarkets & Super Centers	5,384,877	2.4
Electric Utilities	4,586,534	2.1
Precious Metals & Minerals	4,494,239	2.0
Oil & Gas Exploration & Production	4,395,434	2.0
Construction Materials	4,217,169	1.9
Broadcasting & Cable TV	3,770,991	1.7
Systems Software	3,452,426	1.6
Paper Products	3,417,608	1.6
Tires & Rubber	2,859,099	1.3
Photographic Products	2,726,965	1.2
Construction & Engineering	2,715,165	1.2
Food Retail	2,714,073	1.2
Auto Parts & Equipment	2,496,742	1.1
Life & Health Insurance	2,485,811	1.1
Investment Banking & Brokerage	2,442,519	1.1
Airlines	2,292,855	1.0
Industrial Conglomerates	2,188,135	1.0
Steel	2,135,765	1.0
Gold	1,990,566	0.9
Apparel Retail	1,869,579	0.9
Department Stores	1,864,285	0.8
Computer Hardware	1,853,233	0.8
Electrical Components & Equipment	1,751,943	0.8
Oil & Gas Refining & Marketing	1,668,474	0.8
Heavy Electrical Equipment	1,657,706	0.8
Home Furnishings	1,564,562	0.7
Automobile Manufacturers	1,554,244	0.7
Construction & Farm Machinery	1,514,756	0.7
Pharmaceuticals	1,460,876	0.7
Soft Drinks	1,427,753	0.6
Computer & Electronics Retail	1,421,581	0.6
Tobacco	1,420,184	0.6
Publishing	1,264,863	0.6
Application Software	1,084,915	0.5
Homebuilding	1,065,292	0.5
IT Consulting & Other Services	1,050,739	0.5
Household Appliances	1,049,022	0.5
Oil & Gas Equipment & Services	1,024,083	0.5

14

Van Kampen Emerging Markets Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (Unaudited) (continued)

Industry	Market Value	Percent of Net Assets
Textile	$ 990,590	0.4%
Real Estate Management & Development	989,503	0.4
Marine	910,002	0.4
Apparel & Accessories	877,175	0.4
Computer Storage & Peripherals	865,343	0.4
General Merchandise Stores	860,887	0.4
Packaged Foods	684,031	0.3
Motorcycle Manufacturers	670,114	0.3
Building Products	637,984	0.3
Casinos & Gaming	623,487	0.3
Aluminum	619,221	0.3
Highways & Railtracks	607,195	0.3
Consumer Electronics	476,757	0.2
Railroads	454,861	0.2
Hotels	412,171	0.2
Household Products	408,562	0.2
Airport Services	394,388	0.2
Internet Software & Services	347,876	0.2
Industrial Machinery	320,262	0.1
Thrifts & Mortgage Finance	303,842	0.1
Health Care Supplies	286,507	0.1
Commodity Chemicals	235,824	0.1
Aerospace & Defense	34	0.0
	$216,344,758	98.2%

15

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:

Total Investments (Cost $175,565,391)	$217,299,758
Foreign Currency (Cost $2,571,363)	2,621,119
Receivables:
Investments Sold	2,352,014
Dividends	639,468
Fund Shares Sold	301,744
Other	135,098
Total Assets	223,349,201
Liabilities:
Payables:
Investments Purchased	1,076,283
Fund Shares Repurchased	365,859
Distributor and Affiliates	355,143
Investment Advisory Fee	219,121
Custodian Bank	125,263
Accrued Expenses	701,760
Directors' Deferred Compensation and Retirement Plans	156,071
Total Liabilities	2,999,500
Net Assets	$220,349,701
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$388,644,829
Net Unrealized Appreciation	41,349,942
Accumulated Net Investment Loss	(74,552)
Accumulated Net Realized Loss	(209,570,518)
Net Assets	$220,349,701
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $129,911,796 and 11,267,190 shares of beneficial interest issued and outstanding)	$11.53
Maximum sales charge (5.75%* of offering price)	.70
Maximum offering price to public	$12.23
Class B Shares:
Net asset value and offering price per share (Based on net assets of $55,822,426 and 5,181,205 shares of beneficial interest issued and outstanding)	$10.77
Class C Shares:
Net asset value and offering price per share (Based on net assets of $34,615,479 and 3,202,378 shares of beneficial interest issued and outstanding)	$10.81

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen Emerging Markets Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:

Dividends (Net of foreign withholding taxes of $468,796)	$4,954,192
Interest (Net of foreign withholding taxes of $28)	27,910
Other	5,658
Total Income	4,987,760
Expenses:
Investment Advisory Fee	2,328,902
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $250,449, $496,310 and $314,077, respectively)	1,060,836
Shareholder Services	884,713
Custody	578,970
Legal	42,934
Directors' Fees and Related Expenses	30,089
Other	358,313
Total Expenses	5,284,757
Expense Reduction ($270,735 Investment Advisory Fee and $400,059 Other)	670,794
Less Credits Earned on Cash Balances	1,358
Net Expenses	4,612,605
Net Investment Income	$375,155
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$31,493,349
Foreign Currency Transactions	(91,476)
Net Realized Gain	31,401,873
Net Unrealized Appreciation During the Period	2,620,371
Net Realized and Unrealized Gain	$34,022,244
Net Increase in Net Assets From Operations	$34,397,399

See Notes to Financial Statements

17

Van Kampen Emerging Markets Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income/Loss	$375,155	$(293,474)
Net Realized Gain/Loss	31,401,873	(7,882,227)
Net Unrealized Appreciation During the Period	2,620,371	6,970,087
Net Change in Net Assets from Investment Activities	34,397,399	(1,205,614)
From Capital Transactions:
Proceeds from Shares Sold	158,244,636	169,048,862
Cost of Shares Repurchased	(67,457,169)	(200,165,500)
Net Change in Net Assets from Capital Transactions	90,787,467	(31,116,638)
Total Increase/Decrease in Net Assets	125,184,866	(32,322,252)
Net Assets:
Beginning of the Period	95,164,835	127,487,087
End of the Period (Including accumulated net investment loss of $74,552 and $227,619, respectively)	$220,349,701	$95,164,835

See Notes to Financial Statements

18

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$8.65	$8.50		$8.26		$13.37		$9.87
Net Investment Income/Loss	.06 (a)	-0-	(a)(c)	(.01	)(a)	(.06	)(a)	(.18	)(a)
Net Realized and Unrealized Gain/Loss	2.82	.15		.25		(5.05)		3.68
Total from Investment Operations	2.88	.15		.24		(5.11)		3.50
Net Asset Value, End of the Period	$11.53	$8.65		$8.50		$8.26		$13.37
Total Return* (b)	33.29%	1.65%		3.03%		–38.17%		35.36%
Net Assets at End of the Period (In millions)	$129.9	$53.3		$75.1		$90.8		$106.2
Ratio of Expenses to Average Net Assets*	2.15%	2.29%		2.22%		2.25%		2.20%
Ratio of Net Investment Income/Loss to Average Net Assets*	.53%	.01%		(.17%)		(.68%)		(1.43%)
Portfolio Turnover	89%	86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.51%	2.82%		2.47%		2.30%		2.25%
Ratio of Net Investment Income/Loss to Average Net Assets	.17%	(.52%)		(.42%)		(.73%)		(1.48%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.15%	2.15%		2.15%		2.15%		2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

See Notes to Financial Statements

19

Van Kampen Emerging Markets Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$8.15		$8.07		$7.88		$12.83		$9.55
Net Investment Loss	(.03	)(a)	(.05	)(a)	(.07	)(a)	(.14	)(a)	(.26	)(a)
Net Realized and Unrealized Gain/Loss	2.65		.13		.26		(4.81)		3.54
Total from Investment Operations	2.62		.08		.19		(4.95)		3.28
Net Asset Value, End of the Period	$10.77		$8.15		$8.07		$7.88		$12.83
Total Return* (b)	32.15%		.99%		2.41%		–38.58%		34.35%
Net Assets at End of the Period (In millions)	$55.8		$28.0		$35.3		$36.8		$62.8
Ratio of Expenses to Average Net Assets*	2.90%		3.04%		2.96%		3.00%		2.95%
Ratio of Net Investment Loss to Average Net Assets*	(.24%)		(.71%)		(.91%)		(1.50%)		(2.21%)
Portfolio Turnover	89%		86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.26%		3.57%		3.21%		3.10%		3.00%
Ratio of Net Investment Loss to Average Net Assets	(.60%)		(1.24%)		(1.16%)		(1.60%)		(2.26%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%		2.90%		2.90%		2.90%		2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

20

Van Kampen Emerging Markets Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$8.18		$8.10		$7.90		$12.87		$9.57
Net Investment Loss	(.02	)(a)	(.05	)(a)	(.07	)(a)	(.15	)(a)	(.27	)(a)
Net Realized and Unrealized Gain/Loss	2.65		.13		.27		(4.82)		3.57
Total from Investment Operations	2.63		.08		.20		(4.97)		3.30
Net Asset Value, End of the Period	$10.81		$8.18		$8.10		$7.90		$12.87
Total Return* (b)	32.15%		.99%		2.53%		–38.57%		34.38%
Net Assets at End of the Period (In millions)	$34.6		$13.9		$17.1		$18.8		$33.3
Ratio of Expenses to Average Net Assets*	2.90%		3.04%		2.96%		3.00%		2.95%
Ratio of Net Investment Loss to Average Net Assets*	(.21%)		(.71%)		(.91%)		(1.52%)		(2.24%)
Portfolio Turnover	89%		86%		94%		99%		102%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.26%		3.57%		3.21%		3.10%		3.00%
Ratio of Net Investment Loss to Average Net Assets	(.57%)		(1.24%)		(1.16%)		(1.62%)		(2.29%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%		2.90%		2.90%		2.90%		2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

21

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuations Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities

22

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $206,534,956, which will expire between June 30, 2005 and June 30, 2011.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$178,844,121
Gross tax unrealized appreciation	$52,941,875
Gross tax unrealized depreciation	(14,486,238)
Net tax unrealized appreciation on investments	$38,455,637

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax basis differences relating to excise taxes not deductible for tax purposes totaling $26,935 was reclassified from accumulated net investment loss to capital. Permanent book to tax basis differences relating to currency losses totaling $91,476 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book to tax basis difference relating to net operating losses totaling $78,121 was reclassified from accumulated net investment loss to capital. Additionally, a permanent book to tax basis difference relating to the Fund's

23

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

investment in other regulated investment companies totaling $2,441 was reclassified from accumulated net realized loss to accumulated net investment loss.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$422,110

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $1,358 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

24

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Over $1 billion	1.15%

For the year ended June 30, 2004, the Adviser waived approximately $270,700 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 2.15% of Class A average net assets, 2.90% of Class B average net assets, and 2.90% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $8,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $50,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $766,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $400,059 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $111,725 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $20,498.

25

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3.  Capital Transactions

At June 30, 2004, capital aggregated $217,332,858, $111,762,858 and $59,549,113 for Classes A, B, and C, respectively. For the year ended year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	8,781,381	$98,865,510
Class B	3,197,650	33,491,721
Class C	2,481,601	25,887,405
Total Sales	14,460,632	$158,244,636
Repurchases:
Class A	(3,668,888)	$(41,527,425)
Class B	(1,448,964)	(15,438,281)
Class C	(981,866)	(10,491,463)
Total Repurchases	(6,099,718)	$(67,457,169)

At June 30, 2003, capital aggregated $94,491,116, $51,437,338 and $29,469,138 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	20,479,388	$164,675,119
Class B	392,700	2,909,298
Class C	202,114	1,464,445
Total Sales	21,074,202	$169,048,862
Repurchases:
Class A	(23,155,360)	$(185,988,970)
Class B	(1,339,937)	(9,753,266)
Class C	(605,880)	(4,423,264)
Total Repurchases	(25,101,177)	$(200,165,500)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 138,358 and 147,244 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge(CDSC). The

26

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $35,000 and CDSC on redeemed shares of approximately $75,000. Sales charges do not represent expenses of the Fund.

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Asian Equity Fund ("Asian Equity") through a tax free reorganization approved by Asian Equity shareholders on October 30, 2003. The Fund issued 2,935,205, 1,221,932 and 1,275,979 shares of Classes A, B and C valued at $32,169,846, $12,573,683 and $13,168,104, respectively, in exchange for Asian Equity's net assets. The shares of Asian Equity were converted into Fund shares at a ratio .888 to 1, .885 to 1 and .879 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Asian Equity as of November 14, 2003 was $14,256,594. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Latin American Fund ("Latin American") through a tax free reorganization approved by Latin American shareholders on October 30, 2003. The Fund issued 1,159,612, 875,679 and 439,667 shares of Classes A, B and C valued at $12,709,348, $9,010,736 and $4,537,368, respectively, in exchange for Latin American's net assets. The shares of Latin American were converted into Fund shares at a ratio 1.188 to 1, 1.204 to 1 and 1.201 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Latin American as of November 14, 2003 was $8,189,981. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

Combined net assets of all three funds on the day of reorganization were $208,548,146. Included in the net assets was a capital loss carryforward of $142,301,755 of which $30,419,471 can be utilized, deferred compensation of $81,867 and the deferral of losses related to wash sales of $2,471,537.

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2004, the Fund received redemption fees of approximately $500, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

27

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $227,041,073 and $160,335,547, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $4,470,800 and $2,378,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004, are payments retained by Van Kampen of approximately $453,100 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $67,200.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2004, the Fund had no outstanding forward foreign currency contracts.

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as

28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

Van Kampen Emerging Markets Fund

Report Of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen
Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

30

Van Kampen Emerging Markets Fund
Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

State Street Bank and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2004. The Fund intends to pass through foreign tax credits of $468,796 and has derived gross income from sources within foreign countries amounting to $3,366,411. In Jannuary, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

32

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

33

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

34

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

36

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

37

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

38

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

40

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

455, 555, 655  Member NASD/SIPC.

MSEM ANR 8/04  RN04-01721P-Y06/04

Van Kampen

Emerging Markets
Income Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Worldwide High Income Blended Index II and J.P. Morgan Emerging Markets Bond Index Global from 6/30/94 through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 4/21/94		B Shares since 8/01/95		C Shares since 4/21/94
Average Annual Total Returns	w/o sales charges	w/max 4.75% sales charge	w/o sales charges	w/max 4.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	6.65%	6.14%	5.70%	5.70%	5.86%	5.86%
10-year	6.49	5.97	-	-	5.70	5.70
5-year	4.16	3.16	3.39	3.20	3.41	3.41
1-year	5.16	0.20	4.44	0.48	4.43	3.44

30-Day SEC Subsidized Yield	5.37%	4.93%	4.91%
30-Day SEC Yield	4.47%	3.96%	3.96%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Worldwide High Income Blended Index II is comprised of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J. P. Morgan Emerging Markets Bond Index Global. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi entities. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report

For the 12-month period ended June 30, 2004

Van Kampen Emerging Markets Income Fund is managed by the Adviser's Emerging Markets Debt team. Current team members include Abigail McKenna, Managing Director of the Adviser, and Eric Baurmeister and Federico Kaune, Executive Directors of the Adviser.1

Market Conditions

Emerging-markets debt provided generally positive returns over the fiscal year ended June 30, 2004, although the market experienced significant volatility along the way. The first half of the period saw an almost uninterrupted rally in prices of emerging-market issues driven by a number of factors. These included strong global economic growth, rising commodity prices and high global liquidity. In addition, market fundamentals strengthened, as many of the major emerging-markets countries displayed fiscal prudence, reasonable trade balance, and sound management of reserves. These trends greatly increased credit quality and dramatically reduced country-specific, or "sovereign," risk. In this regard, Moody's upgrading of Russian debt to Baa3 was a signal event, marking a dramatic turnaround from that country's default in 1998. In fact, as a result of Russia's upgraded credit, more than half of the overall market value of emerging-markets debt is now considered investment grade.

For reasons having nothing to do with emerging-markets fundamentals, which have generally remained strong, this positive backdrop began to change as the reporting period drew to a close. The shift was driven by concern over the direction of U.S. interest rates, a concern that impacted all bond markets negatively. As U.S. payroll reports began to show a sharp pick-up in job growth in the spring, investors came to the conclusion that the Federal Reserve's prior statement that there would be no need to raise rates for "a considerable period" was no longer applicable. Most investors viewed the evidence of employment strength as effectively ending the longstanding bond-market rally. The short-term impact on emerging-markets debt was especially severe, as leveraged participants who had financed their purchases by borrowing at historically low short-term rates raced to beat each other to the exits. The unwinding of the so-called "carry trade" led emerging-markets spreads versus U.S. Treasuries to widen to a high of 549 basis points in May, from a low of around 370 basis point at the end of January. This created a somewhat oversold condition, and spreads subsequently narrowed to 482 basis points at the end of the period, as emerging-markets issues recovered some of their immediately preceding losses.

1Team members may change at any time without notice.

2

Performance Analysis

For the 12 months ended June 30, 2004, Van Kampen Emerging Markets Income Fund returned 5.16 percent (Class A shares, unadjusted for sales charge), outperforming its benchmarks, the Worldwide High Income Blended Index II and the J.P. Morgan Emerging Markets Bond Index Global. (See table below.)

For most of the period, the fund was positioned more aggressively than the benchmarks from a credit perspective, in view of our positive outlook for the market. Toward the end of the period, the fund's risk profile became slightly more conservative than the index, in view of the shifting interest-rate climate and reduced investor appetite for risk.

The fund's performance over the period benefited from strong country selection. More specifically, the fund's exposure to Russia was a positive for performance over the period, and we remain constructive with respect to those holdings. Recent elections passed without event, and President Putin appears committed to sound fiscal and monetary policies, reforming the economy and fostering growth. In addition, high oil prices have further helped Russia's finances, most notably by reducing the country's debt levels to below 30 percent of GDP. We also view Russia's debt as favorably valued versus that of comparable issuers.

For much of the period, the fund was also overweight in Brazilian securities, a position that aided performance as well. Late in the period, we significantly trimmed the position in this flagship emerging-market borrower. This did not reflect a judgment on Brazil's cautious fiscal and monetary policies and ongoing structural reforms. Rather, we viewed Brazil's debt as becoming somewhat vulnerable in an environment of increased risk aversion and as deleveraging continues under a rising interest-rate scenario. In addition, while the government has made strides toward macroeconomic stability, we believe it has yet to deliver the growth needed to both make rapid progress in paying down its debt and to absorb the demands of an expanding population. This dynamic could, in time, bring pressure to bear on the government's efforts at fiscal austerity.

Other positive contributors to fund performance included moves to first overweight and then underweight the relatively speculative Ecuador market in the portfolio. Another was establishing exposure in the second half of the fiscal year to the Korean won, which provided a degree of stability late in the period when other areas of the market were in decline. Otherwise, we deemphasized exposure to Asia throughout the period, as we viewed valuations there as unattractive.

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	Worldwide High Income Blended Index II	J.P. Morgan Emerging Markets Bond Index Global
5.16%	4.44%	4.43%	-1.66%	4.66%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

3

The fund's position in the Dominican Republic detracted from performance, as that market sold off due to concerns about the banking sector. We believed that we had assessed the extent of the scandal, and purchased the country's debt on price weakness. As it developed, there was more bad news to come and prices had further to fall. We sold off the fund's stake, but not before participating in some of the decline in value. Also hurting fund performance was an underweight posture with respect to Turkey. We believed that the country's debt was too high to justify an aggressive weighting, but underestimated the positive influence of prospective European Union membership on the country's fiscal management and investor confidence. While we believe Turkey remains vulnerable to its ongoing funding needs, working toward EU membership has provided an effective policy anchor of late.

Going forward, we will continue to monitor the emerging markets and overall investment climate closely, and employ a disciplined approach in seeking to take advantage of opportunities as they arise. We believe the fund continues to be appropriate for investors seeking to add incremental income and an additional element of diversification to a well-rounded portfolio.

Top 5 Countries as of 6/30/04
Russia	23.6%
Mexico	21.1
Brazil	15.7
Republic of Korea	5.9
Turkey	5.4
Top Sectors as of 6/30/04
Foreign Government Obligations	87.8%
Energy	8.5
Forest Products	2.6
Cable	1.1

Rating Allocations as of 6/30/04
AA/Aa	5.9%
A/A	5.6
BBB/Baa	36.7
BB/Ba	18.7
B/B	25.4
CC/Ca	5.5
Non-Rated	2.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004

Par Amount (000)	Description	Coupon	Maturity	Value
	Domestic Corporate Bonds 0.0%
	Wireline Communications 0.0%
$465	Exodus Communications, Inc. (b) (c) (d)	11.625%	07/15/10	$0
2,139	Rhythms Netconnections, Inc. (b) (c) (d)	13.500	05/15/08	0
245	Rhythms Netconnections, Inc. (b) (c) (d)	14.000	02/15/10	0
Total Domestic Corporate Bonds				0
	Foreign Bonds and Debt Securities (US $) 11.8%
	Chile 1.6%
585	Empresa Nacional Del Petro	6.750	11/15/12	628,802
420	Empresa Nacional Del Petro, 144A-Private Placement (a)	6.750	11/15/12	451,648
				1,080,450
	Indonesia 2.5%
3,230	Pindo Deli Finance Mauritius (b)	10.750	10/01/07	864,025
1,120	Tjiwi Kimia (b)	13.250	08/01/01	422,800
700	Tjiwi Kimia Finance Mauritius (b)	10.000	08/01/04	264,250
400	Tjiwi Kimia Intl Finance	13.250	08/01/49	151,000
				1,702,075
	Mexico 7.7%
380	Pemex Petroleos Mexicanos	8.625	12/01/23	393,300
1,550	Pemex Project Funding Master Trust	9.125	10/13/10	1,782,500
1,300	Pemex Project Funding Master Trust, 144A-Private Placement (a)	2.820	06/15/10	1,309,100
950	Petroleos Mexicanos	9.500	09/15/27	1,092,500
1,673	Satelites Mexicanos SA (b)	10.125	11/01/04	711,025
				5,288,425
	United Kingdom 0.0%
665	Esprit Telecom Group (DEM) (b) (d)	11.000	06/15/08	0
Total Foreign Bonds and Debt Securities				8,070,950
	Foreign Convertible Corporate Obligation 0.0%
425	KPNQuest NV (Convertible into 60,369 Common Shares) (EUR) (Netherlands) (b) (c)	10.000%	03/15/12	6

See Notes to Financial Statements

7

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Foreign Government Obligations (US $) 84.9%
	Argentina 2.6%
$1,060	Republic of Argentina (b)	0.000	04/10/05	$360,400
2,490	Republic of Argentina (b)	11.750	04/07/09	722,100
360	Republic of Argentina (b)	11.375	03/15/10	108,000
215	Republic of Argentina (b)	11.375	01/30/17	65,037
50	Republic of Argentina (b)	12.000	02/01/20	14,250
602	Republic of Argentina (b) (e)	6.000	03/31/23	307,968
400	Republic of Argentina (Variable Rate) (b) (f)	2.438	03/31/23	204,613
110	Republic of Argentina (b)	11.750	06/15/15	31,972
				1,814,340
	Brazil 15.2%
1,260	Federated Republic of Brazil	11.250	07/26/07	1,363,950
2,020	Federated Republic of Brazil	14.500	10/15/09	2,363,400
3,682	Federated Republic of Brazil	8.000	04/15/14	3,382,260
1,415	Federated Republic of Brazil	8.875	04/15/24	1,153,225
1,890	Federated Republic of Brazil	11.000	08/17/40	1,783,688
520	Federated Republic of Brazil	6.000	04/15/24	407,177
				10,453,700
	Bulgaria 1.6%
670	Republic of Bulgaria	8.250	01/15/15	784,071
287	Republic of Bulgaria, 144A-Private Placement (a)	8.250	01/15/15	335,073
				1,119,144
	Columbia 1.6%
959	Republic of Columbia	9.750	04/09/11	1,064,023
	Ivory Coast 0.1%
495	Ivory Coast Government International Bond (Variable Rate) (b) (f)	2.000	03/29/18	69,698
	Korea 5.7%
1,640	Citigroup Global Mkts Hldgs-Korea Currency Indexed Credit Linked Note, 144A-Private Placement (Republic of Korea) (a)	5.300	10/05/05	1,659,762
2,200	Citigroup Global Mkts Hldgs-Korea Currency Indexed Credit Linked Note, 144A-Private Placement (Republic of Korea) (a)	5.300%	10/05/05	2,235,816
				3,895,578

See Notes to Financial Statements

8

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Malaysia 3.2%
$1,850	Malaysia	8.750	06/01/09	$2,179,115
	Mexico 12.7%
550	United Mexican States	10.375	02/17/09	665,775
3,310	United Mexican States	8.375	01/14/11	3,748,575
840	United Mexican States	11.375	09/15/16	1,176,000
1,330	United Mexican States	8.125	12/30/19	1,426,425
420	United Mexican States	8.000	09/24/22	437,220
910	United Mexican States	11.500	05/15/26	1,278,095
				8,732,090
	Nigeria 1.2%
1,000	Central Bank of Nigeria	6.250	11/15/20	853,500
	Panama 1.5%
540	Republic of Panama	9.625	02/08/11	600,750
410	Republic of Panama	9.375	04/01/29	456,125
				1,056,875
	Peru 2.3%
1,230	Republic of Peru	9.875	02/06/15	1,291,500
270	Republic of Peru	8.375	05/03/16	252,450
				1,543,950
	Philippines 4.1%
2,100	Republic of Philippines	8.875	03/17/15	2,031,750
790	Republic of Philippines	9.875	01/15/19	790,000
				2,821,750
	Qatar 0.7%
320	State of Qatar	9.750	06/15/30	445,904
	Russia 22.8%
1,000	Russian Federation	8.250	03/31/10	1,088,696
2,116	Russian Federation	11.000	07/24/18	2,678,797
2,210	Russian Federation	12.750%	06/24/28	3,231,128
9,333	Russian Federation (g)	5.000/7.500	03/31/30	8,544,278
130	Russian Federation, 144A-Private Placement (a) (g)	5.000/7.500	03/31/30	119,356
				15,662,255

See Notes to Financial Statements

9

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Tunisia 0.3%
$180	Central Bank of Tunisia	7.375	04/24/12	$197,100
20	Central Bank of Tunisia	7.375	04/25/12	21,900
				219,000
	Turkey 5.2%
935	Republic of Turkey	11.500	01/23/12	1,051,875
2,300	Republic of Turkey	11.000	01/14/13	2,518,500
				3,570,375
	Venezuela 4.1%
2,100	Republic of Venezuela	10.750	09/19/13	2,073,750
900	Republic of Venezuela	9.250	09/15/27	765,000
				2,838,750
Total Foreign Government Obligations 84.9%				58,340,047

See Notes to Financial Statements

10

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Value
Equities 0.0%
Cental Bank of Nigeria (750 Common Stock Warrants) (d) (h)	$0
Dobson Communications Corp. (60 Preferred Shares) (i)	4,275
Republic of Venezuela (3,200 Common Stock Warrants) (d) (h)	0
Viatel Holding Bermuda Ltd (876 Common Shares) (h)	788
Total Equities	5,063
Total Investments 96.7% (Cost $67,847,827)	66,416,066
Other Assets in Excess of Liabilities 3.3%	2,287,502
Net Assets 100.0%	$68,703,568

Percentages are calculated as a percentage of net assets.

(a)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)  Non-income producing as security is in default.

(c)  This borrower has filed for protection in federal bankruptcy court.

(d)  Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e)  Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f)  Variable rate security. Interest rate shown is that in effect at June 30, 2004.

(g)  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h)  Non-income producing security.

(i)  Payment-in-kind security.

EUR-Eurodollar

DEM-German Mark

See Notes to Financial Statements

11

Van Kampen Emerging Markets Income Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Summary of Long Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Foreign Government Obligations	$58,340,047	84.9%
Energy	5,657,850	8.3
Forest Products	1,702,075	2.5
Cable	711,025	1.0
Wireless Communications	4,275	0.0
Wireline Communications	794	0.0
	$66,416,066	96.7%

12

Van Kampen Emerging Markets Income Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $67,847,827)	$66,416,066
Cash	510,591
Receivables:
Interest	1,364,181
Investments Sold	1,045,250
Fund Shares Sold	49,702
Dividends	6,738
Due from Adviser	371
Other	55,097
Total Assets	69,447,996
Liabilities:
Payables:
Fund Shares Repurchased	301,882
Distributor and Affiliates	92,183
Income Distributions	77,947
Variation Margin on Futures	67,250
Accrued Expenses	125,189
Directors' Deferred Compensation and Retirement Plans	79,977
Total Liabilities	744,428
Net Assets	$68,703,568
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$183,239,331
Accumulated Undistributed Net Investment Income	(1,113,138)
Net Unrealized Depreciation	(1,559,379)
Accumulated Net Realized Loss	(111,863,246)
Net Assets	$68,703,568
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $25,045,908 and 3,386,144 shares of beneficial interest issued and outstanding)	$7.40
Maximum sales charge (4.75%* of offering price)	.37
Maximum offering price to public	$7.77
Class B Shares:
Net asset value and offering price per share (Based on net assets of $29,268,242 and 3,972,568 shares of beneficial interest issued and outstanding)	$7.37
Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,389,418 and 1,950,139 shares of beneficial interest issued and outstanding)	$7.38

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

13

Van Kampen Emerging Markets Income Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Interest (Net of foreign withholding taxes of $182)	$5,968,885
Dividends	45,701
Other	26,557
Total Income	6,041,143
Expenses:
Investment Advisory Fee	610,820
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $72,856, $354,667 and $166,133, respectively)	593,656
Shareholder Services	192,923
Accounting	96,766
Custody	36,218
Legal	30,660
Directors' Fees and Related Expenses	26,733
Other	200,359
Total Expenses	1,788,135
Expense Reduction ($84,436 Investment Advisory Fee and $50,681 Other)	135,117
Net Expenses	1,653,018
Net Investment Income	$4,388,125
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$1,533,484
Futures	600,108
Forward Foreign Currency Contracts	(120,223)
Foreign Currency Transactions	255,507
Net Realized Gain	2,268,876
Unrealized Appreciation/Depreciation:
Beginning of the Period	941,489
End of the Period:
Investments	(1,431,761)
Futures	(127,618)
(1,559,379)
Net Unrealized Depreciation During the Period	(2,500,868)
Net Realized and Unrealized Loss	$(231,992)
Net Increase in Net Assets From Operations	$4,156,133

See Notes to Financial Statements

14

Van Kampen Emerging Markets Income Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income	$4,388,125	$5,987,986
Net Realized Gain/Loss	2,268,876	(33,237,153)
Net Unrealized Appreciation/Depreciation During the Period	(2,500,868)	43,787,815
Change in Net Assets from Operations	4,156,133	16,538,648
Distributions from Net Investment Income:
Class A Shares	(1,752,588)	(1,861,834)
Class B Shares	(1,878,069)	(2,780,000)
Class C Shares	(877,516)	(1,156,992)
	(4,508,173)	(5,798,826)
Return of Capital Distribution:
Class A Shares	-0-	(223,228)
Class B Shares	-0-	(263,581)
Class C Shares	-0-	(117,198)
	-0-	(604,007)
Total Distributions	(4,508,173)	(6,402,833)
Net Change in Net Assets from Investment Activities	(352,040)	10,135,815
From Capital Transactions:
Proceeds from Shares Sold	20,629,902	28,971,370
Net Asset Value of Shares Issued Through Dividend Reinvestment	3,382,257	4,718,597
Cost of Shares Repurchased	(46,450,390)	(35,981,706)
Net Change in Net Assets from Capital Transactions	(22,438,231)	(2,291,739)
Total Increase/Decrease in Net Assets	(22,790,271)	7,844,076
Net Assets:
Beginning of the Period	91,493,839	83,649,763
End of the Period (Including accumulated undistributed net investment income of $(1,113,138) and $(1,126,951), respectively)	$68,703,568	$91,493,839

See Notes to Financial Statements

15

Van Kampen Emerging Markets Income Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.47	$6.63	$8.11	$9.93	$9.90
Net Investment Income	.45 (a)	.52 (a)	.71 (a)	1.00 (a)	1.14 (a)
Net Realized and Unrealized Gain/Loss	(.06)	.88	(1.36)	(1.77)	(.06)
Total from Investment Operations	.39	1.40	(.65)	(.77)	1.08
Less:
Distributions from Net Investment Income	.46	.50	.83	1.05	1.05
Return of Capital Distributions	-0-	.06	-0-	-0-	-0-
Total Distributions	.46	.56	.83	1.05	1.05
Net Asset Value, End of the Period	$7.40	$7.47	$6.63	$8.11	$9.93
Total Return* (b)	5.16%	22.51%	–6.92%	–8.23%	11.39%
Net Assets at End of the Period (In millions)	$25.0	$33.8	$22.4	$31.1	$44.9
Ratio of Expenses to Average Net Assets*	1.55%	1.57%	1.53%	1.55%	1.60%
Ratio of Net Investment Income to Average Net Assets*	5.87%	7.75%	9.46%	10.96%	11.41%
Portfolio Turnover	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.72%	1.61%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.70%	7.71%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	1.55%	1.55%	N/A	1.45%	1.46%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

16

Van Kampen Emerging Markets Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.44	$6.61	$8.08	$9.89	$9.86
Net Investment Income	.39 (a)	.47 (a)	.65 (a)	.93 (a)	1.06 (a)
Net Realized and Unrealized Gain/Loss	(.06)	.87	(1.34)	(1.76)	(.06)
Total from Investment Operations	.33	1.34	(.69)	(.83)	1.00
Less:
Distributions from Net Investment Income	.40	.47	.78	.98	.97
Return of Capital Distributions	-0-	.04	-0-	-0-	-0-
Total Distributions	.40	.51	.78	.98	.97
Net Asset Value, End of the Period	$7.37	$7.44	$6.61	$8.08	$9.89
Total Return* (b)	4.44%	21.52%	–7.48%	–8.99%	10.58%
Net Assets at End of the Period (In millions)	$29.3	$39.9	$43.9	$64.1	$90.9
Ratio of Expenses to Average Net Assets*	2.30%	2.31%	2.28%	2.30%	2.35%
Ratio of Net Investment Income to Average Net Assets*	5.13%	7.10%	8.71%	10.21%	10.65%
Portfolio Turnover	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.47%	2.36%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.96%	7.05%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.30%	2.30%	N/A	2.20%	2.21%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

17

Van Kampen Emerging Markets Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.45	$6.62	$8.08	$9.89	$9.87
Net Investment Income	.39 (a)	.47 (a)	.64 (a)	.93 (a)	1.06 (a)
Net Realized and Unrealized Gain/Loss	(.06)	.87	(1.32)	(1.76)	(.07)
Total from Investment Operations	.33	1.34	(.68)	(.83)	.99
Less:
Distributions from Net Investment Income	.40	.46	.78	.98	.97
Return of Capital Distributions	-0-	.05	-0-	-0-	-0-
Total Distributions	.40	.51	.78	.98	.97
Net Asset Value, End of the Period	$7.38	$7.45	$6.62	$8.08	$9.89
Total Return* (b)	4.43%	21.49%	–7.47%	–8.88%	10.57%
Net Assets at End of the Period (In millions)	$14.4	$17.8	$17.4	$23.3	$33.5
Ratio of Expenses to Average Net Assets*	2.30%	2.31%	2.28%	2.30%	2.35%
Ratio of Net Investment Income to Average Net Assets*	5.12%	7.08%	8.68%	10.21%	10.65%
Portfolio Turnover	228%	133%	94%	141%	119%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.47%	2.36%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.95%	7.03%	N/A	N/A	N/A
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.30%	2.30%	N/A	2.20%	2.21%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Income Fund (formerly known as Van Kampen Worldwide High Income Fund) (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. At June 30, 2004, the Fund had no when-issued or delayed delivery purchase commitments.

19

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $111,258,252, which will expire between June 30, 2007 and June 30, 2012.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$68,215,910
Gross tax unrealized appreciation	$2,829,391
Gross tax unrealized depreciation	(4,629,235)
Net tax unrealized depreciation on investments	$(1,799,844)

E.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

20

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

	2004	2003
Distributions paid from:
Ordinary Income	$4,564,204	$6,352,964
Long-term capital gain	-0-	-0-
Return of Capital	-0-	604,007
	$4,564,204	$6,956,971

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to excise taxes which are not deductible for tax purposes totaling $14,757 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to the recognition of net realized gains on foreign currency transactions totaling $135,284 has been reclassified to accumulated undistributed net investment income from accumulated net realized loss. A permanent book and tax difference relating to fees received on tender offers totaling $20,790 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,534 have been reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax difference relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $2,076 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$348,417

Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year, losses recognized for tax purposes on open futures contracts at June 30, 2004, and the deferral of losses from wash sale transactions.

F.  Foreign Currency Translations and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized

21

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million.	.75%
Next $500 million.	.70%
Over $1 billion	.65%

For the year ended June 30, 2004, the Adviser waived approximately $84,400 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.55% of Class A average net assets, 2.30% of Class B average net assets, and 2.30% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $13,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $32,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $157,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

22

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $50,681 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $40,813 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  Capital Transactions

At June 30, 2004, capital aggregated $55,665,637, $90,850,305 and $36,723,389 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,080,001	$15,837,433
Class B	516,426	3,967,536
Class C	108,608	824,933
Total Sales	2,705,035	$20,629,902
Dividend Reinvestment:
Class A	170,933	$1,303,870
Class B	183,424	1,390,352
Class C	90,646	688,035
Total Dividend Reinvestment	445,003	$3,382,257
Repurchases:
Class A	(3,394,106)	$(25,862,148)
Class B	(2,092,763)	(15,809,479)
Class C	(631,142)	(4,778,763)
Total Repurchases	(6,118,011)	$(46,450,390)

23

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

At June 30, 2003, capital aggregated $64,391,862, $101,308,182 and $39,992,275 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	3,543,035	$23,401,675
Class B	658,656	4,552,039
Class C	147,838	1,017,656
Total Sales	4,349,529	$28,971,370
Dividend Reinvestment:
Class A	212,521	$1,417,359
Class B	352,706	2,331,779
Class C	145,445	969,459
Total Dividend Reinvestment	710,672	$4,718,597
Repurchases:
Class A	(2,600,545)	$(17,230,316)
Class B	(2,286,147)	(15,220,924)
Class C	(531,600)	(3,530,466)
Total Repurchases	(5,418,292)	$(35,981,706)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 224,456 and 420,564 Class B Shares, respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	4.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

24

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,600 and CDSC on redeemed shares of approximately $40,100. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $177,001,230 and $196,528,662, respectively.

5. Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,957,100 and $294,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in these fees for the year ended June 30, 2004, are payments retained by Van Kampen of approximately $269,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $52,100.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the

25

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2004, the Fund had no outstanding forward foreign currency contracts.

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures contracts on U.S. Treasuries and foreign government bonds and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended June 30, 2004, were as follows:

Contracts
Outstanding at June 30, 2003	166
Futures Opened	691
Futures Closed	(740)
Outstanding at June 30, 2004	117

The futures contracts outstanding as of June 30, 2004, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Short Contracts:
10-Year U.S. Treasury Note - September 2004 (Current Notional Value of $109,328 per contract)	40	$(60,737)
5-Year U.S. Treasury Note - September 2004 (Current Notional Value of $108,688 per contract)	77	(66,881)
	117	$(127,618)

7. Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated

26

Van Kampen Emerging Markets Income Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

8. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Van Kampen Emerging Markets Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Emerging Markets Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Income Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

28

Van Kampen Emerging Markets Income Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2004. For corporate shareholders 1% of the income distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $43,351 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceeding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Emerging Markets Income Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

30

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

31

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

32

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

33

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

34

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

35

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

36

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

37

Van Kampen Emerging Markets Income Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

38

Your Notes

Your Notes

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp.,Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the manyVan Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc. 1 Parkview Plaza, P.O. Box 5555 Oakbrook Terrace, IL 60181-5555 www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved. 454, 554, 654 Member NASD/SIPC. MSWW ANR 8/04 RN04-01503P-Y06/04

Van Kampen

Equity Growth Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.
This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Standard and Poor's 500 Index from 5/31/98 (the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	0.22%	–0.75%	–0.50%	–0.50%	–0.44%	–0.44%
5-year	–4.18	–5.31	–4.88	–5.14	–4.80	–4.80
1-year	14.76	8.19	13.92	8.92	13.86	12.86

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in the report do not reflect the deduction of sales charges that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2004

During the reporting period, Van Kampen Equity Growth Fund was managed by the Adviser's Large-Cap Growth team, whose members included William Auslander, Managing Director of the Adviser, and Jeffrey Alvino, Managing Director of the Adviser. As of June 30, 2004, the fund is managed by the Adviser's U.S. Growth team.1 Current members of the U.S. Growth team include Dennis Lynch, Managing Director of the Adviser, David Cohen, Executive Director of the Adviser, and Sam Chainani, Vice President of the Adviser.

Market Conditions

The stock market enjoyed healthy gains during the past 12 months, especially in the first half of the reporting period. A resurgent economy was to credit for the market's strong performance. Manufacturing activity, unlike in recent years, grew increasingly robust, with factories reporting an expansion in new orders and boosting production levels to keep up with the greater demand. Also, in the second half of the period, jobs data that had been lagging for some time finally started to show significant improvement. The lower unemployment rate helped generate higher consumer confidence. Against this backdrop, corporate earnings, which drive equity valuations, were extremely strong, and expectations of still more earnings growth led to gains in stock prices through the rest of 2003 and first few weeks of 2004.

As the period progressed and the economy continued its rapid growth, however, investors became increasingly concerned about inflation, which often rises along with economic activity. Accelerating inflation led many to conclude that the Federal Reserve Board would be forced to respond to the threat by raising interest rates. The prospect of higher rates down the road slowed stock momentum during the second half of the period. The Fed did, as expected, raise rates on June 30, 2004, but by that time stock prices already reflected the widely anticipated increase. Also weighing down stock values were higher energy prices, which acted as a "tax" on consumers by reducing disposable income. Finally, fears of future terrorist attacks continued to be on investors' minds, fears that were amplified by the March 2004 train bombing in Spain as well as continued violence in Iraq.

1Team members may change at any time without notice.

2

Performance Analysis

Van Kampen Equity Growth Fund returned 14.76 percent (Class A shares unadjusted for sales charge) for the 12-month period ending June 30, 2004. By comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned 19.10 percent during the same period.

Broadly speaking, the fund's underperformance relative to the S&P 500 can be attributed to investors' preference during the period for relatively speculative stocks with smaller market capitalizations and not-so-solid fundamentals. Investors tend to favor these types of companies during a stock-market recovery for their rapid growth potential. However, the fund's investment criteria tend to rule out such companies. While the stocks we seek for the fund's portfolio shared in the market's rally, they did not perform as well on a relative basis during the past 12 months.

More specifically, the fund's performance was slowed by some of our stock picks in the consumer-discretionary sector, especially in GTECH Holdings and International Game Technology. GTECH, the world's leading operator of lottery systems, saw its stock fall late in the year after Brazil, the source of nearly 10 percent of the company's revenues, announced it would bring bribery charges against four officers of GTECH's Brazilian division. Leading slot-machine maker International Game Technology was hurt by uncertainty about whether slot-machine use would be approved in Pennsylvania. Despite their recent troubles, the fund continued to own both GTECH and International Game Technology because our underlying investment thesis for both companies remained intact.

Several holdings in the consumer-staples sector also detracted from overall results. One such laggard was Costco Wholesale, the largest warehouse retailer in the United States. Costco's stock came under pressure during the period following unexpected delays in opening new stores. Kraft Foods also dragged down performance. The food-products giant continued to operate in a challenging business environment, losing market share to private-label food brands and struggling to overcome recent volatility in commodity prices. Following these challenges, both stocks were eliminated from the portfolio.

On the positive side, the fund maintained a significant overweight in the information-technology sector, which did very well during the period and added

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	Standard & Poor's 500 Index
14.76%	13.92%	13.86%	19.10%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

3

substantially to the fund's performance. In particular, the fund's stock selection in the semiconductor and software industries turned out to be particularly rewarding.

In semiconductors, Intel and Analog Devices both were strong performers. Intel saw gains in its stock price after the company announced stronger fourth-quarter earnings; the announcement indicated a possible end to the severe slowdown affecting the industry over the prior few years. Such an announcement from the world's leading semiconductor maker gave investors more confidence about the industry's growth prospects. Analog Devices has been delivering earnings growth at twice the rate of sales growth, as an increasing number of customers have used its wafer-fabrication facilities and as it has leveraged its research-and-development efforts into new products.

In software, the fund benefited from positions in Microsoft and Adobe Systems. Microsoft, the world's leading software maker, saw solid earnings growth driven by strength in the company's personal-computer-related businesses. Adobe, which makes desktop-publishing and photo-editing software, benefited in part from better-than-expected sales of its new Creative Suite, a collection of professional design tools.

We continue to believe that the economic recovery is taking hold. Against this backdrop, we have positioned the portfolio in what we believe are high-quality, large-cap growth stocks that may benefit from an improving economic environment.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
General Electric Co.	6.4%
Microsoft Corp.	5.4
Pfizer, Inc.	4.2
Citigroup, Inc.	3.8
Cisco Systems, Inc.	3.2
Coca-Cola Co.	2.5
InterActiveCorp.	2.5
eBay, Inc.	2.1
Tyco International, Ltd.	2.1
MBNA Corp.	2.0
Top 10 Industries as of 6/30/04
Industrial Conglomerates	9.0%
Pharmaceuticals	8.9
Systems Software	8.3
Communications Equipment	5.6
Semiconductors	5.6
Internet Retail	5.4
Biotechnology	3.8
Other Diversified Financial Services	3.8
Soft Drinks	3.6
Consumer Finance	3.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington,
DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 99.1%
Aerospace & Defense 1.3%
United Technologies Corp.	15,570	$1,424,344
Air Freight & Couriers 1.8%
CH Robinson Worldwide, Inc.	20,310	931,010
United Parcel Service, Inc., Class B	14,850	1,116,274
		2,047,284
Apparel & Accessories 0.5%
Coach, Inc. (a)	12,800	578,432
Apparel Retail 1.3%
Chico's FAS, Inc. (a)	20,843	941,270
TJX Cos., Inc.	20,600	497,284
		1,438,554
Application Software 1.1%
Mercury Interactive Corp. (a)	24,500	1,220,835
Biotechnology 3.8%
Amgen, Inc. (a)	20,872	1,138,985
Biogen Idec, Inc. (a)	8,800	556,600
Celgene Corp. (a)	7,730	442,620
Chiron Corp. (a)	7,000	312,480
Genentech, Inc. (a)	17,200	966,640
Gilead Sciences, Inc. (a)	6,925	463,975
Telik, Inc. (a)	12,760	304,581
		4,185,881
Broadcasting & Cable TV 1.0%
Univision Communications, Inc., Class A (a)	35,145	1,122,180
Casinos & Gaming 2.0%
GTECH Holdings Corp.	16,450	761,799
International Game Technology	24,600	949,560
Wynn Resorts, Ltd. (a)	14,285	551,830
		2,263,189
Commercial Printing 0.5%
Paychex, Inc.	16,800	569,184
Communications Equipment 5.6%
Cisco Systems, Inc. (a)	148,600	3,521,820
Juniper Networks, Inc. (a)	25,400	624,078
Motorola, Inc.	48,900	892,425
QUALCOMM, Inc.	16,350	1,193,223
		6,231,546

See Notes to Financial Statements

7

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Computer Hardware 1.5%
Dell, Inc. (a)	45,950	$1,645,929
Computer Storage & Peripherals 1.5%
EMC Corp. (a)	97,475	1,111,215
Network Appliance, Inc. (a)	24,700	531,791
Seagate Technology, Inc. (a) (b) (c)	15,200	0
		1,643,006
Consumer Finance 3.6%
American Express Co.	33,850	1,739,213
MBNA Corp.	86,500	2,230,835
		3,970,048
Department Stores 0.6%
Kohl's Corp. (a)	15,700	663,796
Diversified Banks 1.0%
Fifth Third Bancorp	20,150	1,083,667
Electronic Equipment Manufacturers 0.5%
Amphenol Corp., Class A (a)	16,750	558,110
General Merchandise Stores 0.6%
Target Corp.	14,882	632,039
Health Care Equipment 3.4%
Boston Scientific Corp. (a)	36,250	1,551,500
Dade Behring Holdings, Inc. (a)	6,300	299,376
Guidant Corp.	4,500	251,460
Medtronic, Inc.	22,700	1,105,944
St. Jude Medical, Inc. (a)	8,500	643,025
		3,851,305
Health Care Services 0.7%
Caremark Rx, Inc. (a)	22,340	735,880
Home Improvement Retail 1.0%
Lowe's Cos., Inc.	21,150	1,111,432
Hotels 0.9%
Carnival Corp. (Panama)	20,800	977,600
Household Products 2.4%
Kimberly-Clark Corp.	12,670	834,700
Procter & Gamble Co.	33,950	1,848,238
		2,682,938

See Notes to Financial Statements

8

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Hypermarkets & Super Centers 1.1%
Wal-Mart Stores, Inc.	23,475	$1,238,541
Industrial Conglomerates 8.9%
3M Co.	6,350	571,563
General Electric Co.	217,050	7,032,420
Tyco International, Ltd. (Bermuda)	68,700	2,276,718
		9,880,701
Integrated Oil & Gas 1.8%
Exxon Mobil Corp.	37,700	1,674,257
Murphy Oil Corp.	4,440	327,228
		2,001,485
Internet Retail 5.3%
Amazon.com, Inc. (a)	15,700	854,080
eBay, Inc. (a)	25,350	2,330,932
InterActiveCorp (a)	91,640	2,762,030
		5,947,042
Internet Software & Services 2.0%
Yahoo!, Inc. (a)	60,040	2,181,253
Investment Banking & Brokerage 3.1%
Ameritrade Holding Corp. (a)	63,700	722,995
Goldman Sachs Group, Inc.	20,550	1,934,988
Lehman Brothers Holdings, Inc.	11,100	835,275
		3,493,258
IT Consulting & Other Services 1.2%
Accenture Ltd., Class A (Bermuda) (a)	47,840	1,314,643
Managed Health Care 1.8%
Anthem, Inc. (a)	9,981	893,898
UnitedHealth Group, Inc.	18,500	1,151,625
		2,045,523
Movies & Entertainment 1.5%
News Corp., Ltd. - ADR (Australia)	19,845	702,910
Time Warner, Inc. (a)	55,700	979,206
		1,682,116
Multi-line Insurance 1.4%
American International Group, Inc.	22,725	1,619,838
Oil & Gas Equipment & Services 0.8%
Smith International, Inc. (a)	15,135	843,928
Other Diversified Financial Services 3.7%
Citigroup, Inc.	89,966	4,183,419

See Notes to Financial Statements

9

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Pharmaceuticals 8.8%
Allergan, Inc.	3,910	$350,023
Bristol-Myers Squibb Co.	21,900	536,550
Eli Lilly & Co.	6,350	443,928
Forest Laboratories, Inc. (a)	12,350	699,380
INAMED Corp. (a)	5,907	371,255
Johnson & Johnson	30,550	1,701,635
Pfizer, Inc.	133,689	4,582,859
Teva Pharmaceutical Industries, Ltd. - ADR (Israel)	17,035	1,146,285
		9,831,915
Restaurants 1.3%
Outback Steakhouse, Inc.	16,200	670,032
Yum! Brands, Inc.	20,080	747,378
		1,417,410
Semiconductors 5.5%
Analog Devices, Inc.	35,700	1,680,756
Intel Corp.	71,850	1,983,060
Linear Technology Corp.	35,525	1,402,172
Marvell Technology Group, Ltd. (Bermuda) (a)	10,520	280,884
Texas Instruments, Inc.	34,375	831,188
		6,178,060
Soft Drinks 3.6%
Coca-Cola Co.	55,500	2,801,640
PepsiCo, Inc.	22,200	1,196,136
		3,997,776
Specialty Stores 1.2%
Bed Bath & Beyond, Inc. (a)	4,525	173,986
PETsMART, Inc.	18,620	604,219
Staples, Inc.	19,200	562,752
		1,340,957
Systems Software 8.2%
Adobe Systems, Inc.	10,300	478,950
Microsoft Corp.	207,600	5,929,056
Novell, Inc. (a)	25,300	212,267
Oracle Corp. (a)	60,475	721,467
Red Hat, Inc. (a)	17,000	390,490
Symantec Corp. (a)	13,500	591,030
VERITAS Software Corp. (a)	28,410	786,957
		9,110,217
Thrifts & Mortgage Finance 1.3%
Fannie Mae	20,000	1,427,200

See Notes to Financial Statements

10

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Value
Total Long-Term Investments 99.1% (Cost $93,604,427)	$110,372,461
Repurchase Agreement 2.9%
State Street Bank & Trust Co. ($3,216,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $3,216,058) (Cost $3,216,000)	3,216,000
Total Investments 102.0% (Cost $96,820,427)	113,588,461
Liabilities in Excess of Other Assets (2.0%)	(2,195,562)
Net Assets 100.0%	$111,392,899

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of
Directors.

(c)  Security has been deemed illiquid.

ADR-American Depositary Receipt

See Notes to Financial Statements

11

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $96,820,427)	$113,588,461
Cash	145
Receivables:
Investments Sold	860,641
Fund Shares Sold	115,513
Dividends	100,436
Interest	58
Other	58,669
Total Assets	114,723,923
Liabilities:
Payables:
Investments Purchased	2,854,078
Distributor and Affiliates	131,780
Fund Shares Repurchased	113,386
Investment Advisory Fee	59,516
Accrued Expenses	89,274
Directors' Deferred Compensation and Retirement Plans	82,990
Total Liabilities	3,331,024
Net Assets	$111,392,899
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$147,864,164
Net Unrealized Appreciation	16,768,034
Accumulated Net Investment Loss	(81,141)
Accumulated Net Realized Loss	(53,158,158)
Net Assets	$111,392,899
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $56,962,088 and 6,155,318 shares of beneficial interest issued and outstanding)	$9.25
Maximum sales charge (5.75%* of offering price).	.56
Maximum offering price to public	$9.81
Class B Shares:
Net asset value and offering price per share (Based on net assets of $33,578,483 and 3,799,718 shares of beneficial interest issued and outstanding)	$8.84
Class C Shares:
Net asset value and offering price per share (Based on net assets of $20,852,328 and 2,351,015 shares of beneficial interest issued and outstanding)	$8.87

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

12

Van Kampen Equity Growth Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $892)	$1,010,029
Interest	14,654
Total Income	1,024,683
Expenses:
Investment Advisory Fee	814,885
Distribution (12b-1) and Service Fees (Attributed to Classes A , B and C of $121,058, $333,574 and $198,842, respectively)	653,474
Shareholder Services	350,281
Custody	27,689
Legal	25,981
Directors' Fees and Related Expenses	21,353
Other	205,254
Total Expenses	2,098,917
Expense Fee Reduction ($72,082 Investment Advisory Fee and $98,503 Other)	170,585
Less Credits Earned on Cash Balances	410
Net Expenses	1,927,922
Net Investment Loss	$(903,239)
Realized and Unrealized Gain:
Net Realized Gain	$7,507,193
Net Unrealized Appreciation During the Period	6,431,163
Net Realized and Unrealized Gain	$13,938,356
Net Increase in Net Assets From Operations	$13,035,117

See Notes to Financial Statements

13

Van Kampen Equity Growth Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Loss	$(903,239)	$(483,501)
Net Realized Gain/Loss	7,507,193	(13,498,812)
Net Unrealized Appreciation During the Period	6,431,163	10,753,809
Net Change in Net Assets from Investment Activities	13,035,117	(3,228,504)
From Capital Transactions:
Proceeds from Shares Sold	48,190,765	39,766,995
Cost of Shares Repurchased	(28,632,378)	(34,834,864)
Net Change in Net Assets from Capital Transactions	19,558,387	4,932,131
Total Increase in Net Assets	32,593,504	1,703,627
Net Assets:
Beginning of the Period	78,799,395	77,095,768
End of the Period (Including accumulated net investment loss of $81,141 and $47,197, respectively)	$111,392,899	$78,799,395

See Notes to Financial Statements

14

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$8.06	$8.38	$10.76	$15.42	$12.54
Net Investment Loss (a)	(.04)	(.02)	(.06)	(.09)	(.11)
Net Realized and Unrealized Gain/Loss	1.23	(.30)	(2.32)	(3.85)	3.47
Total from Investment Operations	1.19	(.32)	(2.38)	(3.94)	3.36
Less Distributions from Net Realized Gain	–0	–	–0	–	–0	–	.72	.48
Net Asset Value, End of the Period	$9.25	$8.06	$8.38	$10.76	$15.42
Total Return*(b)	14.76%	–3.82%	–22.12%	–26.15%	27.26%
Net Assets at End of the Period (In millions)	$57.0	$34.4	$31.0	$38.3	$41.6
Ratio of Expenses to Average Net Assets*	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(.49%)	(.30%)	(.60%)	(.68%)	(.77%)
Portfolio Turnover	135%	186%	115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.67%	1.75%	1.60%	1.58%	1.69%
Ratio of Net Investment Loss to Average Net Assets	(.66%)	(.55%)	(.70%)	(.76%)	(.96%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

15

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$7.76	$8.12	$10.51	$15.19	$12.45
Net Investment Loss (a)	(.11)	(.08)	(.13)	(.18)	(.21)
Net Realized and Unrealized Gain/Loss	1.19	(.28)	(2.26)	(3.78)	3.43
Total from Investment Operations	1.08	(.36)	(2.39)	(3.96)	3.22
Less Distributions from Net Realized Gain	–0–	–0–	–0–	.72	.48
Net Asset Value, End of the Period	$8.84	$7.76	$8.12	$10.51	$15.19
Total Return*(b)	13.92%	–4.55%	–22.65%	–26.70%	26.32%
Net Assets at End of the Period (In millions)	$33.6	$28.7	$30.4	$43.4	$49.2
Ratio of Expenses to Average Net Assets*	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.24%)	(1.05%)	(1.35%)	(1.43%)	(1.52%)
Portfolio Turnover	135%	186%	115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.42%	2.50%	2.35%	2.33%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(1.41%)	(1.30%)	(1.45%)	(1.51%)	(1.71%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

16

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004	2003		2002	2001	2000
Net Asset Value, Beginning of the Period	$7.79	$8.12		$10.50	$15.18	$12.44
Net Investment Loss (a)	(.11)	(.06)		(.13)	(.18)	(.21)
Net Realized and Unrealized Gain/Loss	1.19	(.27)		(2.25)	(3.78)	3.43
Total from Investment Operations	1.08	(.33)		(2.38)	(3.96)	3.22
Less Distributions from Net Realized Gain	–0–	–0–		–0–	.72	.48
Net Asset Value, End of the Period	$8.87	$7.79		$8.12	$10.50	$15.18
Total Return*(b)	13.86%	–4.06	%(c)	–22.67%	–26.72%	26.34%
Net Assets at End of the Period (In millions)	$20.9	$15.7		$15.7	$13.6	$17.2
Ratio of Expenses to Average Net Assets*	2.25%	2.25%		2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.24%)	(.81	%)(c)	(1.36%)	(1.43%)	(1.52%)
Portfolio Turnover	135%	186%		115%	71%	73%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.42%	2.50%		2.35%	2.33%	2.44%
Ratio of Net Investment Loss to Average Net Assets	(1.41%)	(1.06	%)(c)	(1.46%)	(1.51%)	(1.71%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

See Notes to Financial Statements

17

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

18

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $42,017,909, which will expire between June 30, 2009 and June 30, 2011.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$101,153,000
Gross tax unrealized appreciation	$13,648,388
Gross tax unrealized depreciation	(1,212,927)
Net tax unrealized appreciation on investments	$12,435,461

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $889,650 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $2,380 has been reclassified from accumulated net investment loss to accumulated net realized loss.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $410 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

19

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

For the year ended June 30, 2004, the Adviser waived approximately $72,100 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $10,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $36,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $278,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $98,503 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $53,211 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $140.

20

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3.  Capital Transactions

At June 30, 2004, capital aggregated $71,389,584, $49,501,282 and $26,973,298 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	3,494,276	$30,469,241
Class B	1,358,782	11,184,912
Class C	790,102	6,536,612
Total Sales	5,643,160	$48,190,765
Repurchases:
Class A	(1,604,829)	$(14,151,613)
Class B	(1,260,158)	(10,616,861)
Class C	(453,135)	(3,863,904)
Total Repurchases	(3,318,122)	$(28,632,378)

At June 30, 2003, capital aggregated $49,439,016, $45,623,482 and $22,242,975 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	3,386,153	$25,718,759
Class B	1,236,572	9,068,859
Class C	670,560	4,979,377
Total Sales	5,293,285	$39,766,995
Repurchases:
Class A	(2,822,752)	$(21,418,775)
Class B	(1,281,787)	(9,227,781)
Class C	(585,466)	(4,188,308)
Total Repurchases	(4,690,005)	$(34,834,864)

21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 32,320 and 47,273 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $110,800 and CDSC on redeemed shares of approximately $71,100. Sales charges do not represent expenses of the Fund.

On August 22, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Tax Managed Equity Growth Fund ("TMEG") through a tax free reorganization approved by TMEG shareholders on August 13, 2003. The Fund issued 593,656, 625,031 and 355,529 shares of Classes A, B and C valued at $4,915,473, $4,975,244 and $2,840,675, respectively, in exchange for TMEG's net assets. The shares of TMEG were converted into Fund shares at a ratio .635 to 1, .649 to 1 and .645 to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $11,157,794 of which $4,350,119 can be utilized, deferred compensation of $22,735 and the deferral of losses related to wash sale transactions of $835,758. Net unrealized appreciation of TMEG as of August 22, 2003 was $126,333. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004. Combined net assets on the day of reorganization were $92,063,528.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $154,635,003 and $134,365,958, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $884,100 and $25,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12B-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $217,900 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $16,300.

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Equity Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

25

Van Kampen Equity Growth Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen * - Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

State Street Bank and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

27

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

28

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

29

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

30

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

31

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

32

Van Kampen Equity Growth Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

35

Your Notes

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
  Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
  Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
  Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright © 2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 468, 568, 668
EQG ANR 8/04 RN04-01546P-Y06/04

Van Kampen

Focus Equity Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Focus Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Standard & Poor's 500 Index from 1/31/96 (the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 1/02/96		B Shares since 1/02/96		C Shares since 1/02/96
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	8.44%	7.69%	7.77%	7.77%	7.64%	7.64%
5-year	–4.87	–5.98	–5.59	–5.84	–5.58	–5.58
1-year	13.79	7.23	12.93	7.93	12.93	11.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect conversion into Class A shares seven years after purchase. See footnote 3 in Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2004

During the reporting period, Van Kampen Focus Equity Fund was managed by the Adviser's Large-Cap Growth team. As of June 30, 2004, the fund is managed by the Adviser's U.S. Growth team.1 Current members of the U.S. Growth team include Dennis Lynch, Managing Director of the Adviser, David Cohen, Executive Director of the Adviser, and Sam Chainani, Vice President of the Adviser.

Market Conditions

The stock market enjoyed healthy gains during the past 12 months, especially in the first half of the reporting period. A resurgent economy was to credit for the market's strong performance. Manufacturing activity, unlike in recent years, grew increasingly robust, with factories reporting an expansion in new orders and boosting production levels to keep up with the greater demand. Also, in the second half of the period, jobs data that had been lagging for some time finally started to show significant improvement. The lower unemployment rate helped generate higher consumer confidence. Against this backdrop, corporate earnings, which drive equity valuations, were extremely strong, and expectations of still more earnings growth led to gains in stock prices through the rest of 2003 and first few weeks of 2004.

As the period progressed and the economy continued its rapid growth, however, investors became increasingly concerned about inflation, which often rises along with economic activity. Accelerating inflation led many to conclude that the Federal Reserve Board would be forced to respond to the threat by raising interest rates. The prospect of higher rates down the road slowed stocks' momentum during the second half of the period. The Fed did, as expected, raise rates on June 30, 2004, but by that time stock prices already reflected the widely anticipated increase. Also weighing down stock values were higher energy prices, which acted as a "tax" on consumers by reducing disposable income. Finally, fears of future terrorist attacks continued to be on investors' minds, fears that were amplified by the March 2004 train bombing in Spain as well as continued violence in Iraq.

1Team members may change at any time without notice.

2

Performance Analysis

Van Kampen Focus Equity Fund returned 13.79 percent (Class A shares unadjusted for sales charge) for the 12-month period ending June 30, 2004. By comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned 19.10 percent during the same period.

Broadly speaking, the fund's underperformance relative to the S&P 500 can be attributed to investors' preference during the period for relatively speculative stocks with smaller market capitalizations and not-so-solid fundamentals. Investors tend to favor these types of companies during a stock-market recovery for their rapid growth potential. However, the fund's investment criteria tend to rule out such companies. While the stocks we seek for the fund's portfolio shared in the market's rally, they did not perform as well on a relative basis during the past 12 months.

More specifically, the fund's performance was slowed by some of our stock picks in the consumer-discretionary sector, especially in GTECH Holdings and International Game Technology. GTECH, the world's leading operator of lottery systems, saw its stock fall late in the year after Brazil, the source of nearly 10 percent of the company's revenues, announced it would bring bribery charges against four officers of GTECH's Brazilian division. Leading slot-machine maker International Game Technology was hurt by uncertainty about whether slot-machine use would be approved in Pennsylvania. At the end of the period, we sold the fund's stake in GTECH but the fund continued to own a position in International Game Technology because we believed our underlying investment thesis for the company remained intact.

Several holdings in the consumer-staples sector also detracted from overall results. One such laggard was Costco Wholesale, the largest warehouse retailer in the United States. Costco's stock came under pressure during the period following unexpected delays in opening new stores. Kraft Foods also dragged down performance. The food-products giant continued to operate in a challenging business environment, losing market share to private-label food brands and struggling to overcome recent volatility in commodity prices. Following these challenges, both stocks were eliminated from the portfolio.

On the positive side, the fund maintained a substantial overweight in the information-technology sector, which did very well during the period and added substantially to the fund's performance. In particular, the fund's stock selection in the semiconductor and software industries proved particularly rewarding.

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	Standard & Poor's 500 Index
13.79%	12.93%	12.93%	19.10%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

3

In semiconductors, Intel and Analog Devices both were strong performers. Intel saw gains in its stock price after the company announced stronger fourth-quarter earnings; the announcement indicated a possible end to the severe slowdown affecting the industry over the prior few years. Such an announcement from the world's leading semiconductor maker gave investors more confidence about the industry's growth prospects. Analog Devices has been delivering earnings growth at twice the rate of sales growth, as an increasing number of customers have used its wafer-fabrication facilities and as it has leveraged its research-and-development efforts into new products.

In software, the fund benefited from positions in Microsoft and Adobe Systems. Microsoft, the world's leading software maker, saw solid earnings growth driven by strength in the company's personal-computer-related businesses. Adobe, which makes desktop-publishing and photo-editing software, benefited in part from better-than-expected sales of its new Creative Suite, a collection of professional design tools.

We continue to believe that the economic recovery is taking hold. Against this backdrop, we have positioned the portfolio in what we believe are high-quality, large-cap growth stocks that we believe have the potential to benefit from an improving economic environment. We continue to believe in the value offered by a relatively concentrated portfolio such as Focus Equity Fund.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
General Electric Co.	6.7%
Microsoft Corp.	6.7
Pfizer, Inc.	5.3
Citigroup, Inc.	4.1
Cisco Systems, Inc.	4.0
Coca-Cola Co.	3.6
InterActive Corp.	3.1
Tyco International, Ltd.	2.9
Linear Technology	2.7
Yahoo!, Inc.	2.6
Top 10 Industries as of 6/30/04
Industrial Conglomerates	10.7%
Pharmaceuticals	8.7
Systems Software	6.7
Internet Retail	6.3
Semiconductors	5.8
Consumer Finance	5.0
Other Diversifed Financial Services	4.1
Communications Equipment	4.0
Health Care Equipment	3.7
Soft Drinks	3.6

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Van Kampen Focus Equity Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 97.8%
Air Freight & Couriers 1.5%
United Parcel Service, Inc., Class B	45,700	$3,435,269
Application Software 1.7%
Mercury Interactive Corp. (a)	75,600	3,767,148
Biotechnology 2.9%
Amgen, Inc. (a)	57,949	3,162,277
Genentech, Inc. (a)	62,100	3,490,020
		6,652,297
Broadcasting & Cable TV 1.6%
Univision Communications, Inc., Class A (a)	111,640	3,564,665
Casinos & Gaming 1.8%
International Game Technology	105,000	4,053,000
Commercial Printing 0.8%
Paychex, Inc.	51,400	1,741,432
Communications Equipment 3.9%
Cisco Systems, Inc. (a)	371,600	8,806,920
Computer Hardware 2.2%
Dell, Inc. (a)	138,925	4,976,293
Computer Storage & Peripherals 0.9%
Network Appliance, Inc. (a)	95,400	2,053,962
Consumer Finance 4.9%
American Express Co.	106,525	5,473,254
MBNA Corp.	219,900	5,671,221
		11,144,475
Department Stores 1.1%
Kohl's Corp. (a)	57,100	2,414,188
Diversified Banks 1.2%
Fifth Third Bancorp	52,500	2,823,450
Electronic Equipment Manufacturers 0.9%
Amphenol Corp., Class A (a)	60,700	2,022,524
Health Care Equipment 3.6%
Boston Scientific Corp. (a)	128,900	5,516,920
Medtronic, Inc.	53,300	2,596,776
		8,113,696

See Notes to Financial Statements

7

Van Kampen Focus Equity Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Home Improvement Retail 1.6%
Lowe's Co., Inc.	67,800	$3,562,890
Household Products 2.5%
Procter & Gamble Co.	105,200	5,727,088
Hypermarkets & Super Centers 1.4%
Wal-Mart Stores, Inc.	58,225	3,071,951
Industrial Conglomerates 10.5%
3M Co.	26,800	2,412,268
General Electric Co.	460,650	14,925,060
Tyco International, Ltd. (Bermuda)	191,700	6,352,938
		23,690,266
Integrated Oil & Gas 2.5%
Exxon Mobil Corp.	100,500	4,463,205
Murphy Oil Corp.	17,130	1,262,481
		5,725,686
Internet Retail 6.1%
Amazon.com, Inc. (a)	43,200	2,350,080
eBay, Inc. (a)	51,750	4,758,413
InterActiveCorp (a)	226,520	6,827,313
		13,935,806
Internet Software & Services 2.5%
Yahoo!, Inc. (a)	158,100	5,743,773
Investment Banking & Brokerage 3.5%
Goldman Sachs Group, Inc.	53,800	5,065,808
Lehman Brothers Holdings, Inc.	38,000	2,859,500
		7,925,308
IT Consulting & Other Services 1.9%
Accenture Ltd., Class A (Bermuda) (a)	153,520	4,218,730
Managed Health Care 2.1%
Anthem, Inc. (a)	52,427	4,695,362
Movies & Entertainment 1.3%
Time Warner, Inc. (a)	173,800	3,055,404
Multi-line Insurance 2.4%
American International Group, Inc.	77,525	5,525,982
Other Diversified Financial Services 4.0%
Citigroup, Inc.	193,883	9,015,560

See Notes to Financial Statements

8

Van Kampen Focus Equity Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Pharmaceuticals 8.5%
Johnson & Johnson	72,450	$4,035,465
Pfizer, Inc.	340,250	11,663,770
Teva Pharmaceutical Industries, Ltd. - ADR (Israel)	54,260	3,651,155
		19,350,390
Semiconductors 5.7%
Intel Corp.	166,700	4,600,920
Linear Technology Corp.	154,000	6,078,380
Texas Instruments, Inc.	93,575	2,262,644
		12,941,944
Soft Drinks 3.5%
Coca-Cola Co.	159,325	8,042,726
Specialty Stores 1.0%
PETsMART, Inc.	67,220	2,181,289
Systems Software 6.5%
Microsoft Corp.	518,500	14,808,360
Thrifts & Mortgage Finance 1.3%
Fannie Mae	40,900	2,918,624
Total Long-Term Investments 97.8% (Cost $185,489,005)		221,706,458
Repurchase Agreement 3.8%
State Street Bank & Trust Co. ($8,502,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $8,502,154) (Cost $8,502,000)		8,502,000
Total Investments 101.6% (Cost $193,991,005)		230,208,458
Liabilities in Excess of Other Assets (1.6%)		(3,600,746)
Net Assets 100.0%		$226,607,712

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

See Notes to Financial Statements

9

Van Kampen Focus Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $193,991,005)	$230,208,458
Receivables:
Investments Sold	2,910,348
Dividends	203,361
Fund Shares Sold	146,447
Interest	154
Other	64,410
Total Assets	233,533,178
Liabilities:
Payables:
Investments Purchased	5,540,557
Fund Shares Repurchased	561,557
Distributor and Affiliates	394,912
Investment Advisory Fee	160,998
Accrued Expenses	182,294
Directors' Deferred Compensation and Retirement Plans	85,148
Total Liabilities	6,925,466
Net Assets	$226,607,712
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$371,577,163
Net Unrealized Appreciation	36,217,453
Accumulated Net Investment Loss	(75,492)
Accumulated Net Realized Loss	(181,111,412)
Net Assets	$226,607,712
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $98,665,084 and 6,162,145 shares of beneficial interest issued and outstanding)	$16.01
Maximum sales charge (5.75%* of offering price).	.98
Maximum offering price to public	$16.99
Class B Shares:
Net asset value and offering price per share (Based on net assets of $106,610,207 and 7,136,128 shares of beneficial interest issued and outstanding)	$14.94
Class C Shares:
Net asset value and offering price per share (Based on net assets of $21,332,421 and 1,427,838 shares of beneficial interest issued and outstanding)	$14.94

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

10

Van Kampen Focus Equity Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $2,200)	$2,461,467
Interest	42,720
Total Income	2,504,187
Expenses:
Investment Advisory Fee	2,095,817
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $238,448, $1,125,480 and $236,122, respectively)	1,600,050
Shareholder Services	937,538
Legal	32,548
Custody	29,634
Directors' Fees and Related Expenses	26,057
Other	260,408
Total Expenses	4,982,052
Expense Fee Reduction ($191,535 Investment Advisory Fee and $276,021 Other)	467,556
Less Credits Earned on Cash Balances	887
Net Expenses	4,513,609
Net Investment Loss	$(2,009,422)
Realized and Unrealized Gain:
Net Realized Gain	$23,176,103
Unrealized Appreciation/Depreciation:
Beginning of the Period	28,402,388
End of the Period	36,217,453
Net Unrealized Appreciation During the Period	7,815,065
Net Realized and Unrealized Gain	$30,991,168
Net Increase in Net Assets From Operations	$28,981,746

See Notes to Financial Statements

11

Van Kampen Focus Equity Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Loss	$(2,009,422)	$(1,384,392)
Net Realized Gain/Loss	23,176,103	(61,877,872)
Net Unrealized Appreciation During the Period	7,815,065	48,307,572
Net Change in Net Assets from Investment Activities	28,981,746	(14,954,692)
From Capital Transactions:
Proceeds from Shares Sold	40,254,953	56,641,307
Cost of Shares Repurchased	(70,051,245)	(105,120,081)
Net Change in Net Assets from Capital Transactions	(29,796,292)	(48,478,774)
Total Decrease in Net Assets	(814,546)	(63,433,466)
Net Assets:
Beginning of the Period	227,422,258	290,855,724
End of the Period (Including accumulated net investment loss of $75,492 and $62,433, respectively)	$226,607,712	$227,422,258

See Notes to Financial Statements

12

Van Kampen Focus Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$14.07		$14.60		$18.94		$27.17		$22.98
Net Investment Loss	(.06	) (a)	(.02	) (a)	(.11	) (a)	(.16	) (a)	(.18	) (a)
Net Realized and Unrealized Gain/Loss	2.00		(.51)		(4.23)		(6.81)		5.82
Total from Investment Operations	1.94		(.53)		(4.34)		(6.97)		5.64
Less Distributions from Net Realized Gain	-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$16.01		$14.07		$14.60		$18.94		$27.17
Total Return* (b)	13.79%		-3.63%		-22.87%		-26.45%		25.28%
Net Assets at End of the Period (In millions)	$98.7		$90.9		$109.7		$155.1		$186.0
Ratio of Expenses to Average Net Assets*	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Loss to Average Net Assets*	(.42%)		(.14%)		(.62%)		(.73%)		(.71%)
Portfolio Turnover	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.70%		1.65%		1.55%		1.52%		1.56%
Ratio of Net Investment Loss to Average Net Assets	(.62%)		(.29%)		(.67%)		(.75%)		(.77%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

13

Van Kampen Focus Equity Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$13.23		$13.84		$18.09		$26.22		$22.38
Net Investment Loss	(.17	) (a)	(.11	) (a)	(.22	) (a)	(.32	) (a)	(.36	) (a)
Net Realized and Unrealized Gain/Loss	1.88		(.50)		(4.03)		(6.55)		5.65
Total from Investment Operations	1.71		(.61)		(4.25)		(6.87)		5.29
Less Distributions from Net Realized Gain	-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$14.94		$13.23		$13.84		$18.09		$26.22
Total Return* (b)	12.93%		-4.48%		-23.44%		-27.01%		24.42%
Net Assets at End of the Period (In millions)	$106.6		$112.5		$149.5		$230.5		$307.8
Ratio of Expenses to Average Net Assets*	2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.17%)		(.89%)		(1.37%)		(1.48%)		(1.46%)
Portfolio Turnover	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.45%		2.40%		2.30%		2.27%		2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.37%)		(1.04%)		(1.42%)		(1.50%)		(1.52%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

14

Van Kampen Focus Equity Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$13.23		$13.85		$18.09		$26.21		$22.36
Net Investment Loss	(.17	) (a)	(.11	) (a)	(.22	) (a)	(.32	) (a)	(.36	) (a)
Net Realized and Unrealized Gain/Loss	1.88		(.51)		(4.02)		(6.54)		5.66
Total from Investment Operations	1.71		(.62)		(4.24)		(6.86)		5.30
Less Distributions from Net Realized Gain	-0-		-0-		-0-		1.26		1.45
Net Asset Value, End of the Period	$14.94		$13.23		$13.85		$18.09		$26.21
Total Return* (b)	12.93%		-4.48%		-23.44%		-26.95%		24.38%
Net Assets at End of the Period (In millions)	$21.3		$24.0		$31.6		$48.4		$61.3
Ratio of Expenses to Average Net Assets*	2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.17%)		(.89%)		(1.37%)		(1.48%)		(1.46%)
Portfolio Turnover	125%		205%		114%		80%		106%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.45%		2.40%		2.33%		2.27%		2.31%
Ratio of Net Investment Loss to Average Net Assets	(1.37%)		(1.04%)		(1.45%)		(1.50%)		(1.52%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

15

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004

1.   Significant Accounting Policies

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

16

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $170,919,154, which will expire between June 30, 2009 and June 30, 2012.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$204,183,263
Gross tax unrealized appreciation	$27,705,953
Gross tax unrealized depreciation	(1,680,758)
Net tax unrealized appreciation on investments	$26,025,195

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $1,993,673 has been reclassified from accumulated net investment loss to capital. Also, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,690 was reclassified from accumulated net investment loss to accumulated net realized loss.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $887 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.90%
Next $500 million	0.85%
Over $1 billion	0.80%

17

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

For the year ended June 30, 2004, the Adviser waived approximately $191,500 of its investment advisory fees. The Adviser has agreed to waive and assume all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2004 , the Fund recognized expenses of approximately $10,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $49,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $782,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors. The Adviser has agreed to reimburse the Fund to the extent total accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $276,000 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $45,421 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $4,077.

3.   Capital Transactions

At June 30, 2004, capital aggregated $152,150,823, $180,073,983 and $39,352,357 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,030,306	$30,860,256
Class B	461,690	6,629,040
Class C	193,074	2,765,657
Total Sales	2,685,070	$40,254,953

18

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Repurchases:
Class A	(2,330,878)	$(35,428,262)
Class B	(1,828,268)	(26,281,311)
Class C	(579,643)	(8,341,672)
Total Repurchases	(4,738,789)	$(70,051,245)

At June 30, 2003, capital aggregated $157,586,875, $200,664,200 and $45,116,053 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	3,079,488	$40,638,748
Class B	908,867	11,209,573
Class C	386,194	4,792,986
Total Sales	4,374,549	$56,641,307
Repurchases:
Class A	(4,129,589)	$(54,690,480)
Class B	(3,209,779)	(39,844,770)
Class C	(855,929)	(10,584,831)
Total Repurchases	(8,195,297)	$(105,120,081)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 94,522 and 88,111 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth & Thereafter	None	None

19

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $44,900 and CDSC on redeemed shares of approximately $143,300. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $281,349,046 and $311,417,168, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,137,300 and $39,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $871,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $162,700.

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees and Directors of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic

20

Van Kampen Focus Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees and Directors of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Van Kampen American Value

Report Of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Focus Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

22

Van Kampen Focus Equity Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds, Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 W. Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

23

Van Kampen Focus Equity Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

24

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

25

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

26

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

27

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

28

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

29

Van Kampen Focus Equity Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

30

Van Kampen Focus Equity Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

31

Van Kampen Focus Equity Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

32

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright © 2004 Van Kampen Funds Inc. All rights reserved.

474, 574, 674  Member NASD/SIPC.

MSAE ANR 8/04  RN04-01547P-Y06/04

Van Kampen

Global Equity
Allocation Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 6/30/94 through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/ max 1.00% sales charge
Since Inception	7.74%	7.19%	5.79%	5.79%	6.96%	6.96%
10-year	6.89	6.26	-	-	6.10	6.10
5-year	-0.72	-1.89	-1.29	-1.52	-1.44	-1.44
1-year	21.15	14.17	21.26	16.26	20.22	19.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

For the 12-month period ended June 30, 2004

Van Kampen Global Equity Allocation Fund is managed by the adviser's Active International Allocation team.1 Ann Thivierge, Managing Director of the Adviser, is a current member of the team.

Market Overview

The world's equity markets performed strongly during the first half of the
12-month period ended June 30, 2004, but became more volatile in the second.

During the first six months of the review period, gains in the equity markets were underpinned by accommodative monetary and fiscal policies, which kept interest rates low and reduced tax rates in many of the world's major economies. Economic growth was also positive, particularly in the United States, where gross-domestic-product (GDP) growth topped 7 percent in the third quarter of 2003 and 4 percent in the fourth quarter. Corporate profits also accelerated, and many companies exceeded analysts' expectations. Against this backdrop, economically sensitive cyclical sectors rallied. Generally, European markets moved in tandem with those of the United States. Regional markets heavily dominated by cyclical stocks were notable outperformers.

Across the globe, equities slowed in the second half of the reporting period. Investors grew concerned that an improving U.S. economy would increase the probability that the Federal Open Market Committee (the Fed) would soon raise short-term interest rates in an effort to forestall inflation. In light of continued high energy prices, investors also worried about the depth and sustainability of a recovery.

Uncertainty about China took a toll on the global markets as well. Investors were concerned that the Chinese government would curtail that country's recent growth surge through a tightening of monetary policy. Given these unknowns, global investors moved toward defensive sectors such as health care and consumer staples.

1Team members may change at any time without notice.

Among developed markets, Japan demonstrated notable strength for much of the 12-month reporting period. Improving economic indicators provided signs of sustained recovery in the domestic economy and its exports. Moderation of Japan's fiscal spending and management of its banks nonperforming loans also helped improve market sentiment.

Performance Analysis

Van Kampen Global Equity Allocation Fund's return of 21.15 percent (Class A shares unadjusted for sales charge) fell short of the 24.00 percent return of its benchmark, the MSCI World Index with Net Dividends, for the 12-month period ended June 30, 2004.

During the first half of the period, the fund's performance was hampered by its relatively light exposure to certain cyclical sectors, including technology, which rose briskly during the equity-market rally. In the second half of the period, the fund's emphasis on stocks from Germany and Singapore also turned out to be disadvantageous. Because these countries' markets include significant representation in cyclical industries, they were not well-positioned when investors rotated to more-defensive sectors. Our decision to de-emphasize the consumer-staples sector (a more-defensive sector) also slowed the fund's pace versus the benchmark.

In the second half of the reporting period, positions in emerging markets, specifically India, China and Thailand, tempered overall gains. These countries had contributed to returns in the second half of 2003. However, these markets suffered short-term losses when investors became more defensive-a response to anxiety about a global economic slowdown and potential destabilization caused by an overheated Chinese economy.

On the upside, our decision to emphasize Japan benefited the fund. As discussed previously, the Japanese economy improved notably, and its equity market posted considerable gains. An underweighting in U.S. stocks, as compared to the benchmark, also served the fund well. Held back by concerns about potential interest-rate increases and the sustainability of economic recovery, the U.S. trailed

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
21.15%	21.26%	20.22%	24.00%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

international markets. Our decision to underweight stocks from the United Kingdom also helped the fund during the first half of the reporting period, relative to the benchmark. The U.K. market was dominated by stocks from more-defensive sectors, and as a result, lagged during the cyclical rally.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
General Electric Co	2.1%
Citigroup Inc	1.6
Microsoft Corp	1.5
Exxon Mobil Corp	1.5
Pfizer, Inc	1.4
American International Group Inc	1.0
Toyota Motor Corp	1.0
Intel Corp	1.0
Johnson & Johnson	0.9
Wal-Mart Stores Inc	0.9
Top 5 Industries as of 6/30/04
Diversified Banks	8.3%
Pharmaceuticals	8.3
Integrated Oil & Gas	5.9
Industrial Conglomerates	3.6
Integrated Telecomm Services	3.0
Top 5 Countries as of 6/30/04
United States	50.5%
Japan	14.5
United Kingdom	7.5
Canada	3.5
Switzerland	3.2

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 94.0%
Australia 0.9%
Alumina, Ltd.	11,353	$41,616
Amcor, Ltd.	8,285	40,090
AMP, Ltd.	12,959	56,950
Australia and New Zealand Banking Group, Ltd.	14,090	178,815
Australian Gas & Light Co., Ltd.	4,531	38,157
BHP Biliton, Ltd.	34,733	302,141
Bluescope Steel, Ltd.	8,576	40,129
Boral, Ltd.	6,115	27,425
Brambles Industries, Ltd.	9,647	40,185
Centro Props Group	7,042	19,458
CFS Gandel Retail	14,734	14,218
Coca-Cola Amatil, Ltd.	4,912	23,632
Coles Myer, Ltd.	10,467	62,421
Commonwealth Bank of Australia	11,642	263,327
CSL, Ltd.	833	12,896
CSR, Ltd.	15,205	23,434
Fairfax	9,495	24,588
Foster's Brewing, Ltd.	19,893	65,187
General Property Trust	19,293	46,746
Insurance Australia Group, Ltd.	16,561	57,487
Investa Property Group	12,499	16,921
Leighton Holdings, Ltd.	2,104	13,278
Lend Lease Corp., Ltd.	4,040	28,833
Macquarie Bank, Ltd.	2,036	47,889
Macquarie Infrastructure Group, Ltd.	18,628	42,677
Mayne Nickless, Ltd.	8,774	20,772
Mirvac Group, Ltd.	7,449	22,237
National Australia Bank, Ltd.	14,278	295,789
Newcrest Mining, Ltd.	3,576	34,211
News Corp., Ltd.	13,878	122,169
OneSteel, Ltd.	3,724	6,438
Orica, Ltd.	2,988	31,324
Origin Energy	3,053	11,954
Pacific Dunlop, Ltd. (a)	1,626	8,737
PaperlinX, Ltd.	2,634	8,869
Patrick Corp., Ltd.	9,102	33,744
QBE Insurance Group, Ltd.	6,375	56,651
Rinker Group, Ltd. (a)	9,511	53,154
Rio Tinto, Ltd.	2,996	74,775
Santos, Ltd.	7,562	36,382
Southcorp, Ltd.	6,940	15,129
Stockland Trust Group	94	338
Stockland Trust Group	10,940	39,343
Suncorp-Metway, Ltd.	5,230	51,559

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Australia (Continued)
Tabcorp Holdings, Ltd.	3,857	$38,131
Telstra Corp., Ltd.-ADR	21,034	73,452
Transurban Group	5,387	18,213
Wesfarmers, Ltd.	3,661	74,724
Westfield Holdings	4,166	44,541
Westfield Trust (a)	22,235	68,076
Westfield Trust Units	225	683
Westpac Banking Corp., Ltd.	16,465	201,183
WMC Resources, Ltd. (a)	11,541	39,421
Woodside Petroleum	4,645	53,757
Woolworths, Ltd.	9,631	76,224
		3,140,480
Austria 0.6%
Bank of Austria Creditanstalt AG (a)	4,283	251,104
Boehler-Udderholm, AG	738	61,221
Erste Bank Der Oester Spark	3,424	537,673
Flughafen Wein, AG	745	42,953
IMMOFINANZ Immobilien Anlagen (a)	24,585	198,861
Oesterreichish Elektrizitaets, AG, Class A	662	116,403
OMV, AG	879	171,078
Rhi, AG	826	18,597
Telekom Austria, AG (a)	23,084	352,382
Voestalpine, AG	1,960	96,554
Wienerberger Baustoffindustrie, AG	4,205	146,333
		1,993,159
Belgium 0.4%
AGFA-Gevaert, NV	2,755	68,328
Bekaert, SA	94	5,414
Dexia	21,370	354,550
Electrabel, SA	210	67,307
Fortis, AG	28,339	627,356
KBC Bankverzekerin Holdings (a)	1,629	93,702
Solvay, SA	1,214	99,083
UCB, SA	1,750	81,483
		1,397,223
Bermuda 0.5%
Cheung Kong Infrastructure	11,000	26,513
Esprit Holdings, Ltd.	18,000	80,541
Ingersoll-Rand Co., Class A	3,300	225,423
Johnson Electric Holdings, Ltd.	30,500	30,892
Li & Fung, Ltd.	33,000	48,232
SCMP Group, Ltd.	8,000	3,180
Tyco International, Ltd.	42,200	1,398,508
Yue Yuen Industrial Hldg	9,500	22,898
		1,836,187

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Canada 3.3%
Abitibi-Consolidated, Inc.	9,450	$64,605
Agrium, Inc.	4,450	65,001
Alcan, Inc.	8,245	340,051
Ati Technologies, Inc. (a)	1,700	31,958
Ballard Power Systems, Inc. (a)	700	6,444
Bank of Montreal	9,900	394,772
Bank of Nova Scotia	18,600	497,797
Barrick Gold Corp. (a)	6,500	129,087
BCE, Inc.	9,400	187,522
Biovail Corp. (a)	4,100	77,380
Bombardier, Inc., Class B	25,400	76,291
Brascan Corp., Class A	4,200	117,427
C.I.Fund Management,Inc.	9,500	114,278
CAE, Inc.	3,000	13,516
Cameco Corp.	1,300	75,811
Canadian Imperial Bank of Commerce	7,600	370,233
Canadian Natural Resources, Ltd.	12,200	365,070
Canadian Pacific Railway, Ltd.	4,650	113,783
Canadian Tire Corp., Class A	2,100	76,726
Celestica, Inc. (a)	5,500	109,679
Cognos, Inc. (a)	900	32,405
CP Ships, Ltd.	2,025	35,782
Dofasco, Inc.	3,600	106,515
Domtar, Inc.	12,400	159,447
Enbridge, Inc.	4,100	149,216
EnCana Corp.	19,716	848,801
Fairfax Financial Holdings, Ltd.	100	17,020
Fairmont Hotels & Resorts, Inc.	2,225	59,931
Four Seasons Hotels, Inc.	800	47,932
George Weston, Ltd.	3,400	235,007
Goldcorp, Inc.	200	2,327
Hudson's Bay Co.	700	7,312
Husky Energy Inc.	6,600	126,487
IGM Financial, Inc.	775	18,929
Imperial Oil, Ltd.	6,600	307,711
Inco, Ltd. (a)	7,750	266,421
Kinross Gold Corp.	700	3,881
Magna International, Inc., Class A	3,200	271,680
Manulife Financial Corp.	7,822	316,791
Manulife Financial Corp.	9,100	367,495
MDS Inc., Class B	9,300	143,141
MI Devolpments, Inc., Class A (a)	1,650	45,109
National Bank of Canada	2,400	77,107
Nexen, Inc.	5,700	221,458
Noranda, Inc.	11,550	197,965

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Canada (Continued)
Nortel Networks Corp. (a)	89,264	$446,187
Penn West Petroleum, Ltd. (a)	2,500	115,997
Petro-Canada	8,000	344,591
Placer Dome, Inc.	5,300	88,703
Potash Corp. of Saskatchewan, Inc.	1,900	182,277
Power Corp. of Canada	5,800	229,027
Precision Drilling Corp. (a)	2,300	109,518
Rogers Communication, Inc., Class B	7,300	131,721
Royal Bank of Canada	11,400	503,648
Shell Canada, Ltd.	2,400	115,643
Sun Life Financial, Inc.	7,500	215,238
Suncor Energy, Inc.	16,100	409,116
Talisman Energy, Inc.	16,800	365,272
Teck Cominco, Ltd.	5,893	105,672
Thomson Corp. (The)	6,000	199,626
TransAlta Corp.	3,500	43,802
TransCanada Corp.	8,444	166,558
		11,065,897
Cayman Islands 0.4%
ACE Ltd.	6,100	257,908
ASM Pacific Technology, Ltd.	1,000	3,763
GlobalSantaFe Corp.	4,998	132,447
Transocean, Inc. (a)	8,800	254,672
XL Capital, Ltd.	8,200	618,772
		1,267,562
China 1.0%
Aluminum Corp. of China, Ltd.	288,000	154,158
Angang Steel	91,000	32,084
Beijing Capital International	188,000	57,848
Datang International Power Generation Co., Ltd.	130,000	101,669
Byd Co., Ltd.	15,000	44,232
China Life Insurance Co., Ltd.	631,000	376,183
China Oilfield Services Ltd.	82,000	23,392
China Petroleum & Chemical Corp.	1,430,000	522,513
China Shipping Development Co., Ltd.	42,000	25,174
China Telecom Corp., Ltd.	750,000	262,026
Huaneng Power International, Inc., Class H	266,000	237,019
Jiangsu Express	124,000	59,219
Jiangxi Copper Co., Ltd.	110,000	49,713
Maanshan Iron	160,000	51,796
PetroChina Co., Ltd.	1,496,000	690,479
PICC Property & Casualty Co., Ltd., Class H	298,000	114,618
Sinopec Shangai Petrochemical	216,000	72,002
Sinopec Zhenhai Refining and Chemical Corp., Class H	14,000	13,462

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
China (Continued)
Sinotrans, Ltd.	208,000	$74,669
Weiqiao Textile Co.	26,000	38,168
Yanzhou Coal Minining Co., Ltd.	96,000	104,618
Zhejiang Expressway Co., Ltd.	145,000	103,176
		3,208,218
Denmark 0.2%
Danske Bank A/S	19,751	467,891
Group 4 Falck A/S	700	17,986
ISS A/S	400	19,770
Novo Nordisk A/S	5,400	277,941
Novozymes A/S	481	21,687
Vestas Wind Systems A/S	600	8,813
		814,088
Finland 0.7%
Fortum Oyj	7,197	91,918
Kone Oyj	1,753	105,931
Metso Oyj	9,200	116,380
Nokia Oyj	87,667	1,264,676
Outokumpu Oyj	4,356	69,674
Sampo Oyj, Class A	8,129	78,904
Stora Enso Oyj	14,950	202,756
UPM-Kymmene Oyj	11,221	213,465
Uponor Oyj	313	10,298
Wartsila Oyj	1,936	43,329
		2,197,331
France 2.9%
Accor, SA	3,280	138,400
Air Liquide	1,933	319,529
Alcatel, SA (a)	22,679	349,785
Alstom (a)	743	831
Atos Origin (a)	43	2,762
Aventis, SA	13,730	1,036,265
Axa	18,811	414,142
BNP Paribas, SA	16,496	1,014,281
Bouygues, SA	5,249	175,705
Business Objects, SA (a)	289	6,479
Cap Gemini, SA	2,281	91,531
Carrefour, SA	1,752	84,986
Casino Guichard	172	15,513
CNP Assurances	954	55,339
Compagnie de Saint-Gobain	4,164	207,508
Credit Agricole, SA	7,189	174,887
Dassault Systemes, SA	332	15,390
Essilor International, SA	392	25,581

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
France (Continued)
France Telecom, SA	20,432	$532,340
Hermes International	86	17,166
Imerys, SA	616	35,890
Lafarge, SA	2,627	234,219
Lagardere SCA	2,130	133,039
LVMH Moet-Hennessy Louis Vuitton	2,528	182,805
Michelin (C.G.D.E.)	2,097	115,929
Peugeot, SA	2,909	161,951
Publicis Groupe	1,658	49,066
Renault, SA	2,636	200,714
Sagem, SA	338	37,700
Sanofi-Synthelabo, SA	7,167	454,186
Schneider Electric, SA	2,330	158,993
Societe BIC, SA	1,486	66,118
Societe Generale	3,154	267,970
Societe Television Francaise	2,003	63,077
Sodexho Alliance, SA	1,743	45,921
Suez, SA	8,767	182,457
Thales, SA	1,361	49,779
Thomson, SA	5,165	101,838
Total, SA, Class B	11,044	2,105,008
Valeo, SA	1,112	46,326
Veolia Environnement	517	14,583
Vinci, SA	547	55,090
Vivendi Universal, SA (a)	15,454	428,582
Zodiac, SA	152	5,171
		9,874,832
Germany 2.5%
Adidas-Salomon, AG	114	13,607
Allianz, AG	3,581	387,792
Altana, AG	1,469	88,322
BASF, AG	6,927	370,645
Bayer, AG	8,406	242,324
Bayerische Hypo-und Vereinsbank, AG (a)	17,879	317,943
Commerzbank, AG (a)	18,929	333,392
Continental, AG	1,447	69,769
DaimlerChrysler, AG	10,422	486,789
Deutsche Bank, AG	12,194	957,861
Deutsche Boerse, AG	4,436	225,380
Deutsche Lufthansa, AG	2,966	40,334
Deutsche Post, AG	11,774	254,203
Deutsche Telekom, AG (a)	43,434	762,879
E.On, AG	6,739	486,081
Epcos AG	614	12,823

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Germany (Continued)
HeidelbergCement, AG (a)	657	$32,725
Hypo Real Estate	985	28,886
Infineon Technologies, AG (a)	7,019	94,169
Linde, AG	1,287	70,821
MAN, AG	758	27,641
Merck	1,000	60,209
Munchener Ruckversicherungs	1,185	128,426
Puma, AG	130	33,028
RWE, AG	3,850	180,996
SAP, AG	2,168	359,324
Schering, AG	2,893	170,420
Siemens, AG	25,672	1,845,776
ThyssenKrupp, AG	5,072	86,432
TUI, AG	1,576	30,096
Volkswagen, AG	2,743	115,841
		8,314,934
Greece 0.0%
Alpha Bank A.E.	600	15,268
National Bank of Greece, SA	5,350	115,833
Titan Cement Co., SA	900	21,237
		152,338
Hong Kong 0.7%
Bank of East Asia	29,547	84,666
BOC Hong Kong Holdings, Ltd.	54,500	92,932
Cathay Pacific Airways, Ltd.	21,000	39,443
Cheung Kong Holdings, Ltd.	31,000	228,531
China Southern Airlines Co., Ltd. (a)	124,000	48,886
CLP Holdings, Ltd.	36,400	199,272
Hang Lung Properties, Ltd.	25,000	32,212
Hang Seng Bank, Ltd.	14,500	185,902
Henderson Land Development Co., Ltd.	14,000	60,309
Hong Kong & China Gas Co., Ltd.	79,210	129,481
Hong Kong Electric Holdings, Ltd.	28,500	118,022
Hong Kong Exchanges & Clearing, Ltd.	21,000	43,213
Hopewell Holdings	7,000	14,135
Hutchison Whampoa, Ltd.	45,000	307,219
Hysan Development Co., Ltd.	5,111	7,602
MTR Corp., Ltd.	28,205	42,670
New World Development Co., Ltd. (a)	28,531	21,033
Pacific Century CyberWorks, Ltd. (a)	64,400	43,760
Shandong International Power	188,000	63,271
Shangri-La Asia, Ltd.	26,453	25,775
Sino Land Co., Ltd.	21,302	11,880
Sun Hung Kai Properties, Ltd.	27,000	221,544

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Hong Kong (Continued)
Swire Pacific Ltd., Class A	19,500	$126,253
Techtronic Industries Co.	20,000	31,924
Television Broadcasts, Ltd.	3,000	12,885
Wharf Holdings, Ltd.	25,000	71,156
		2,263,976
India 0.0%
Ultratech Cemco, Ltd	7,800	58,150
Ireland 0.2%
Allied Irish Banks	7,374	114,180
Allied Irish Banks Plc	4,950	76,466
Bank of Ireland	17,333	231,070
CRH Plc	4,208	89,060
DCC Plc	73	1,323
DCC Plc	411	7,499
Elan Corp.	8,100	196,063
Grafton Group Plc	1,128	8,987
Independent News & Media Plc	6,900	16,030
Irish Life & Permanent Plc	2,400	36,490
		777,168
Italy 0.3%
Telecom Italia S.p.A.	140,063	435,284
Telecom Italia S.p.A.-RNC	80,063	176,753
TIM S.p.A	58,457	331,345
		943,382
Japan 13.7%
Acom Co., Ltd.	1,000	64,799
Advantest Corp.	1,800	120,258
Aeon Co., Ltd.	4,900	196,152
Aiful Corp.	600	62,459
Ajinomoto Co., Inc.	14,800	177,738
Alps Electric Co., Ltd.	4,000	56,738
Amada Co., Ltd.	5,000	32,902
Asahi Breweries, Ltd.	8,600	94,556
Asahi Glass Co., Ltd.	27,600	286,304
Asahi Kasei Corp.	36,400	187,963
Asatsu-DK, Inc.	1,200	31,038
BELLSYSTEM24, Inc.	50	10,510
Benesse Corp.	1,200	39,263
Bridgestone Corp.	25,000	468,400
Canon, Inc.	20,800	1,093,086
Casio Computer Co., Ltd.	9,000	135,886
Central Japan Railway Co.	48	407,549
Chubu Electric Power Co., Inc.	3,600	75,840

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Chugai Pharmaceutical Co., Ltd.	9,100	$142,386
Citizen Watch Co., Ltd.	6,000	67,779
Credit Saison Co., Ltd.	1,900	56,957
CSK Corp.	1,500	72,659
Dai Nippon Printing Co., Ltd.	9,800	156,116
Daicel Chemical Industries, Ltd.	4,000	20,948
Daiichi Pharmaceutical Co., Ltd.	7,500	133,323
Daikin Industries, Ltd.	3,800	101,759
Daimaru, Inc.	10,000	90,664
Dainippon Ink & Chemicals	16,000	40,945
Daito Trust Construction Co.	2,900	111,319
Daiwa House Industry Co., Ltd.	12,800	148,104
Daiwa Securities Co., Ltd.	102,000	730,869
Denki Kagaku Kogyo KK	15,000	53,055
Denso Corp.	20,000	464,287
Dowa Mining Co.	1,000	5,913
East Japan Railway Co.	110	615,272
Ebara Corp.	5,800	28,254
Eisai Co., Ltd.	7,800	223,845
FamilyMart Co., Ltd.	1,600	52,059
Fanuc, Ltd.	4,500	267,742
Fast Retailing Co., Ltd.	2,000	161,404
Fuji Photo Film Co., Ltd.	12,000	375,086
Fuji Television Network, Inc.	16	36,558
Fujikura, Ltd.	4,000	22,447
Fujisawa Pharmaceutical Co., Ltd.	4,900	115,766
Fujitsu, Ltd. (a)	42,600	299,405
Furukawa Electric Co., Ltd.	12,800	54,515
Hankyu Department Stores	2,000	17,402
Hirose Electric Co., Ltd.	800	87,666
Hitachi, Ltd.	80,000	549,102
Honda Motor Co., Ltd.	30,752	1,478,367
Hoya Corp.	2,700	281,808
Isetan Co., Ltd.	7,100	101,943
Ishihara Sangyo Kaisha, Ltd.	5,000	11,013
Ishikawajima-Harima Heavy Industries Co., Ltd.	25,000	41,128
Itochu Corp.	31,000	138,829
Ito-Yokado Co., Ltd.	9,000	384,134
Japan Airlines System Corp. (a)	24,000	76,553
Japan Real Estate Investment	8	55,714
Japan Tobacco, Inc.	15	116,255
JFE Holdings, Inc.	14,000	342,275
JGC Corp.	4,000	38,386
JSR Corp.	5,500	103,048
Kajima Corp.	27,600	102,161

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Kaken Pharmaceutical Co., Ltd.	2,000	$11,662
Kaneka Corp.	6,000	56,647
Kansai Electric Power Co., Inc.	11,000	199,963
Kao Corp.	12,800	307,673
Kawasaki Heavy Industries, Ltd.	19,000	30,563
Kawasaki Kisen Kaisha, Ltd.	3,000	15,108
Keihin Electric Express Railway Co., Ltd.	12,000	74,907
Keio Electric Railway Co., Ltd.	5,000	28,470
Keyence Corp.	800	181,986
Kikkoman	4,000	34,218
Kinki Nippon Railway Co., Ltd.	39,600	150,199
Kirin Brewery Co., Ltd.	20,600	203,148
Kobe Steel	9,000	13,408
Kokuyo Co., Ltd.	900	11,318
Komatsu, Ltd.	24,600	148,614
Konami Co., Ltd.	2,400	60,759
Konica Corp.	10,500	144,523
Koyo Seiko Co., Ltd.	2,000	23,671
Kubota Corp.	33,400	177,051
Kuraray Co., Ltd.	11,000	89,777
Kurita Water Industries, Ltd.	1,700	23,228
Kyocera Corp.	4,100	346,991
Kyowa Hakko Kogyo Co., Ltd.	11,800	84,875
Kyushu Electric Power	2,100	39,058
Lawson, Inc.	1,500	61,692
Mabuchi Motor Co., Ltd.	700	51,757
Marubeni Corp.	31,200	76,421
Marui Co., Ltd.	12,300	165,252
Matsushita Electric Industrial Co., Ltd.	52,400	741,832
Matsushita Electric Works	4,000	36,192
Meiji Seika Kaisha, Ltd.	4,000	17,767
Meitec Corp.	700	27,638
Millea Holdings, Inc.	37	547,823
Minebea Co., Ltd.	10,000	46,429
Mitsubishi Chemical Corp.	50,000	132,523
Mitsubishi Corp.	29,000	280,949
Mitsubishi Electric Corp. (a)	48,400	237,101
Mitsubishi Estate Co., Ltd.	46,000	569,246
Mitsubishi Heavy Industries, Ltd.	80,000	216,424
Mitsubishi Logistics Corp.	2,000	18,901
Mitsubishi Material	3,000	6,718
Mitsubishi Rayon Co., Ltd.	14,000	54,252
Mitsubishi Tokyo Financial Group, Inc.	237	2,187,726
Mitsui & Co., Ltd.	5,000	26,230
Mitsui & Co., Ltd.	35,200	262,838

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Mitsui Chemicals, Inc.	17,000	$84,833
Mitsui Fudosan Co., Ltd.	34,000	406,453
Mitsui Mining & Smelting Co., Ltd.	14,000	65,128
Mitsui Sumitomo Insurance Co., Ltd.	65,000	608,920
Mitsui Trust Holdings, Inc.	42,519	310,882
Mitsukoshi Ltd.	20,000	110,771
Murata Manufacturing Co., Inc.	5,600	318,348
Namco, Ltd.	200	5,593
NEC Corp.	40,600	284,977
Net One Systems Co.	14	54,380
NGK Insulators, Ltd.	8,800	70,857
NGK Spark Plug Co., Ltd.	5,000	47,845
Nidec Corp.	1,000	102,180
Nikko Cordial Corp.	38,000	183,723
Nikon Corp.	7,000	78,563
Nintendo Co., Ltd.	2,700	312,160
Nippon Building Fund	8	57,542
Nippon Express Co., Ltd.	22,000	128,684
Nippon Meat Packers, Inc.	3,800	46,677
Nippon Mining Holdings, Inc.	8,000	39,410
Nippon Oil Corp.	37,600	236,085
Nippon Sheet Glass Co., Ltd.	9,000	35,534
Nippon Steel Corp.	181,000	378,824
Nippon Telegraph & Telephone Corp.-ADR	177	943,116
Nippon Unipac Holding	27	140,904
Nippon Yusen Kabushiki Kaisha	29,400	135,157
Nissan Motor Co., Ltd.	88,200	977,806
Nisshin Seifun Group, Inc.	4,000	40,506
Nisshin Steel Co.	3,000	6,059
Nisshinbo Industries, Inc.	4,000	30,014
Nissin Food Products Co., Ltd.	1,600	41,237
Nitto Denko Corp.	4,700	239,693
Nomura Holdings, Inc.	58,000	856,098
Nomura Research Inc.	600	63,776
NSK, Ltd.	18,000	89,330
NTN Corp.	11,000	55,495
NTT Data Corp.	34	109,382
NTT Docomo, Inc.	233	415,254
Obayashi Corp.	15,000	80,473
OJI Paper Co., Ltd.	28,600	182,973
Oki Electric Industry Co., Ltd. (a)	13,000	52,159
Olympus Optical Co., Ltd.	4,000	75,310
Omron Corp.	5,700	133,103
Onward Kashiyama Co., Ltd.	4,000	63,977
Oracle Corp. Japan	1,400	77,412

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Oriental Land Co., Ltd.	1,700	$111,402
ORIX Corp.	1,100	125,668
Osaka Gas Co.	28,200	78,093
Pioneer Electronic Corp.	3,750	96,650
Promise Co., Ltd.	1,200	79,843
Ricoh Co., Ltd.	17,000	360,462
Rohm Co., Ltd.	2,600	310,341
Sanden Corp.	1,000	6,215
Sankyo Co., Ltd.	15,100	326,386
Sanyo Electric Co., Ltd.	42,400	173,994
Secom Co., Ltd.	2,300	97,327
Seiko Epson Corp.	2,400	87,081
Sekisui Chemical Co., Ltd.	10,000	84,175
Sekisui House, Ltd.	16,800	185,942
Seven-Eleven Japan Co., Ltd.	10,000	325,367
Sharp Corp.	24,600	391,882
Shimachu Co.	1,400	37,938
Shimamura Co., Ltd.	1,000	86,460
Shimano, Inc.	2,500	59,407
Shimizu Corp.	20,800	93,910
Shin-Etsu Chemical Co., Ltd.	9,998	356,370
Shionogi & Co., Ltd.	10,000	171,457
Shiseido Co., Ltd.	11,000	138,235
Showa Denko K.K. (a)	9,000	22,456
Showa Shell Sekiyu K.K.	4,700	42,140
Skylark Co., Ltd.	1,900	38,030
SMC Corp.	1,400	150,985
Softbank Corp.	7,600	333,409
Sompo Japan Insurance, Inc.	24,000	244,573
Sony Corp.	19,897	747,399
Stanley Electric Co., Ltd.	3,200	53,346
Sumitomo Chemical Co., Ltd.	38,200	177,707
Sumitomo Corp.	20,400	147,665
Sumitomo Electric Industries, Ltd.	14,800	150,550
Sumitomo Metal Industries, Ltd.	30,000	35,370
Sumitomo Metal Mining Co.	14,000	91,103
Sumitomo Osaka Cement Co., Ltd.	1,000	2,742
Sumitomo Realty & Development	16,000	197,706
Sumitomo Trust & Banking Co., Ltd.	44,000	312,462
Taiheiyo Cement Corp. (a)	8,000	19,888
Taisei Corp.	4,000	15,062
Taisho Pharmaceutical Co.	9,000	199,059
Taiyo Yuden Co., Ltd.	3,000	42,142
Takara Holdings, Inc.	4,000	32,171
Takashimaya Co., Ltd.	11,000	126,875

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Takeda Pharmaceutical Co., Ltd.	27,700	$1,212,658
Takefuji Corp.	910	65,787
Takuma Co., Ltd.	2,000	14,294
TDK Corp.	3,000	227,026
Teijin, Ltd.	25,600	95,460
Teikoku Oil Co., Ltd.	4,000	21,460
Terumo Corp.	4,800	119,984
THK Co., Ltd.	500	9,437
TIS, Inc.	652	27,828
Tobu Railway Co., Ltd.	21,800	95,237
Toho Co., Ltd.	2,800	40,587
Tohoku Electric Power Co., Ltd.	6,000	100,791
Tokyo Broadcasting System, Inc.	1,500	26,322
Tokyo Electric Power Co., Inc.	16,400	370,973
Tokyo Electron, Ltd.	3,700	206,955
Tokyo Gas Co., Ltd.	32,200	113,891
Tokyu Corp.	26,800	136,921
TonenGeneral Sekiyu K.K.	4,000	34,182
Toppan Printing Co., Ltd.	8,800	99,328
Toray Industries, Inc.	35,500	166,769
Toshiba Corp.	72,000	288,882
Tosoh Corp.	19,000	68,418
Tostem Inax Holding Corp.	4,000	86,094
Toto, Ltd.	10,800	113,315
Toyo Seikan Kaisha, Ltd.	5,000	85,637
Toyobo, Ltd.	2,000	5,008
Toyoda Gosei Co., Ltd.	500	11,767
Toyota Industries Corp.	3,050	73,034
Toyota Motor Corp.	76,600	3,094,384
Trend Micro, Inc. (a)	2,000	88,470
UFJ Holdings, Inc.	270	1,189,416
Uni-Charm Corp. (First Section)	1,200	59,663
UNY Co., Ltd.	4,000	51,072
Ushio, Inc.	1,000	17,987
USS Co., Ltd.	1,890	162,200
Wacoal Corp.	2,000	21,204
West Japan Railway Co.	12	48,257
World Co., Ltd.	900	27,309
Yahoo! Japan Corp.	22	213,133
Yakult Honsha Co., Ltd.	4,000	57,762
Yamada Denki Co., Ltd.	3,600	133,912
Yamaha Corp.	3,900	63,803
Yamaha Motor Corp., Ltd.	2,000	31,056
Yamanouchi Pharmaceutical Co., Ltd.	11,500	385,733
Yamato Transport Co., Ltd.	9,000	146,497

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Yamazaki Baking Co., Ltd.	4,000	$39,190
Yokogawa Electric Corp.	5,000	66,490
		45,900,820
Luxembourg 0.0%
Arcelor	7,886	132,371
Malaysia 0.0%
Media Prima Bhd	1	0
Netherlands 2.4%
ABN Amro Holdings, NV	26,228	573,615
Aegon, NV	32,922	396,844
Akzo Nobel, NV	4,351	159,987
ASML Holding, NV (a)	8,699	147,182
DSM, NV	928	45,523
Euronext, NV	2,234	62,227
European Aeronautic Defence and Space Co.	3,746	104,251
Hagemeyer, NV	2,180	4,614
Heineken NV	10,145	333,300
ING Groep, NV	35,600	840,060
James Hardie Inds Npv (Chess Foreign Units)	4,848	20,194
Koninklijke (Royal) Philips Electronics, NV	29,320	789,230
Oce NV	1,361	22,018
Reed Elsevier NV	9,598	134,724
Royal Dutch Petroleum Co.	37,589	1,928,527
Royal KPN, NV (a)	35,421	269,708
Schlumberger, Ltd.	13,000	825,630
ST Microelectronics	10,998	241,195
TPG, NV	13,265	303,013
Unilever, NV CVA	9,291	633,992
Vedior, NV CVA	2,061	30,033
VNU, NV	3,857	111,985
Wolters Kluwer, NV	4,789	86,910
		8,064,762
New Zealand 0.0%
Carter Holt Harvey, Ltd.	20,786	27,206
Norway 0.1%
DnB Holding, ASA	7,057	48,066
Norsk Hydro, ASA	4,621	299,771
Norske Skogsindustrier AS, Class A	1,875	33,345
Statoil, ASA	3,400	43,084
Tandberg, ASA (a)	400	4,219

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Norway (Continued)
Tomra Systems, ASA	1,999	$9,413
Yara International	4,621	37,263
		475,161
Portugal 0.0%
Portugal Telecom SGPS, SA	14,113	152,265
PT Multimedia-Servicos de Telecomunucacoes (a)	602	13,180
		165,445
Singapore 0.4%
City Developments, Ltd.-Warrant expiring 05/10/06 (a)	1	1
City Developments, Ltd.	6,968	21,866
ComfortDelgro Corp., Ltd.	32,622	23,318
Creative Technology, Ltd.	700	7,363
DBS Group Holdings, Ltd.	19,574	163,799
Flextronics International, Ltd. (a)	15,800	252,010
Oversea-Chinese Banking Corp., Ltd.	17,202	120,958
Overseas Union Enterprise Ltd.	4,481	18,358
Sembcorp Industries, Ltd.	30,520	23,766
Singapore Exchange, Ltd.	30,796	30,066
Singapore Press Holdings	38,250	92,469
Singapore Technology Engineering, Ltd.	58,367	70,551
Singapore Telecommunications, Ltd.	151,373	197,925
United Overseas Bank, Ltd.	17,960	139,856
United Overseas Land, Ltd.	21,260	28,786
Venture Corp., Ltd.	3,444	36,025
		1,227,117
Spain 2.7%
Acciona, SA	475	29,524
Acerinox, SA	1,787	101,704
Acs Actividades Cons.	28,620	482,145
Aguas de Barcelona, SA	8,459	144,047
Altadis SA	15,596	481,843
Amadeus Global Travel Distribution, SA, Class A	20,508	134,453
Antena 3 Television, SA (a)	483	25,556
Autopistas Concesionaria Espanola, SA	20,856	363,272
Banco Bilbao Vizcaya, SA (a)	54,580	728,944
Banco Popular Espanol	2,947	166,396
Banco Santander Central Hispano, SA (a)	77,589	805,022
Endesa, SA	26,722	514,852
Fomento de Construcciones y Contratas, SA	7,802	289,064
Gas Natural SDG, SA	56,251	1,347,207
Grupo Ferrovial, SA	959	39,917
Iberdrola, SA	23,137	488,276
Indra Sistemas, SA	1,128	14,379
Repsol YPF, SA	19,952	436,835

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Spain (Continued)
Telefonica, SA	142,907	$2,111,972
Union Fenosa, SA	5,967	127,232
Vallehermoso, SA	11,571	158,337
		8,990,977
Sweden 1.5%
Alfa Laval AB	300	4,757
Assa Abloy AB	4,364	55,736
Atlas Copco AB, Class A	5,734	212,663
Atlas Copco AB, Class B	3,213	109,785
Electrolux AB, Class B	15,900	304,873
Eniro AB	2,800	21,364
Ericsson, Class B (a)	258,356	761,070
Hennes & Mauritz AB, Class B	28,300	730,398
Holmen AB-B Shares	1,300	37,606
Modern Times Group AB (a)	900	17,436
Nordea AB	67,213	483,845
Sandvik AB	11,740	400,364
Securitas AB, Class B	14,000	174,626
Skandia Forsakrings AB	28,991	120,025
Skandinaviska Enskilda Banken AB, Class A	7,610	110,069
Skanska AB, Class B	21,219	186,537
SKF AB, Class B	3,860	141,624
Ssab Svenskt Stal AB	2,600	43,816
Svenska Cellulosa AB, Class B	4,340	164,706
Svenska Handelsbanken, Class A	20,554	411,838
Tele2 AB (a)	1,010	44,227
Teliasonera	44,812	189,687
Volvo AB, Class A	1,435	48,080
Volvo AB, Class B	3,178	110,486
Wm-Data AB, Class B (a)	6,600	14,801
		4,900,419
Switzerland 3.0%
ABB, Ltd. (a)	20,106	109,895
Adecco, SA	2,068	102,967
CIBA Specialty Chemicals AG (a)	1,211	87,159
Clariant AG (a)	2,243	32,752
Compagnie Financiere Richemont AG, Class A (a)	2,279	59,464
Credit Suisse Group	27,389	972,520
Geberit AG	21	13,992
Givaudan (a)	150	86,774
Holcim, Ltd.	2,360	128,239
Logitech International, SA (a)	675	30,700
Lonza Group AG	640	32,402
Nestle SA	4,344	1,157,707

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Switzerland (Continued)
Novartis AG	47,140	$2,078,185
Roche Holding AG	14,129	1,397,962
Schindler Holding AG (a)	46	13,195
Serono, SA	174	109,544
SGS, SA	344	187,749
Sulzer AG	10	2,841
Swatch Group AG (a)	527	14,045
Swatch Group AG, Class B (a)	521	67,762
Swiss Re	3,391	220,114
Swisscom AG	544	179,706
Syngenta AG-ADR	1,789	149,886
UBS AG	32,228	2,269,396
Valora Holding AG	46	10,589
Zurich Financial Services AG (a)	2,806	442,758
		9,958,303
Thailand 1.0%
Advanced Information Service Public Co., Ltd.	165,200	367,111
Bangkok Bank Public Co., Ltd. (a)	65,300	149,895
Bangkok Bank Public Co., Ltd. (a)	125,700	302,355
Bec World	166,100	73,011
Charoen Pokphand Foods Public Co., Ltd.	414,256	41,881
Delta Electronics Public Co., Ltd.	58,800	33,313
Electricity Generating Public Co., Ltd.	31,825	52,459
Hana Microelectronics Co., Ltd.	35,445	21,639
Kasikornbank Public Co., Ltd. (a)	105,200	129,734
Kasikornbank Public Co., Ltd. (a)	157,611	200,141
Land & House Public Co., Ltd.	323,774	70,764
Land & House Public Co., Ltd.	242,041	57,629
National Finance Public Co., Ltd.	118,700	42,610
PTT Exploration & Production Public Co., Ltd.	19,102	125,014
PTT Public Co., Ltd.	137,700	524,639
Sahavirya Steel Industry (a)	78,300	45,699
Shin Corp. Public Co., Ltd.	214,200	190,923
Siam Cement Public Co., Ltd.	57,000	342,626
Siam Cement Public Co., Ltd.	31,598	179,017
Siam City Cement	18,500	95,775
Siam Commercial Bank Public Co., Ltd. (a)	93,200	105,263
Tisco Finance Public Co., Ltd. (a)	71,200	47,380
		3,198,878
United Kingdom 7.1%
Aegis Group Plc	18,777	30,576
Amec Plc	2,530	12,532
ARM Holdings Plc (a)	13,104	28,530
AstraZeneca Group Plc	27,169	1,219,534

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United Kingdom (Continued)
Aviva Plc	29,351	$303,009
BAE Systems Plc	77,486	308,236
Balfour Beatty Plc	1,936	9,326
Barclays Plc	40,764	347,428
Barratt Developments Plc	718	7,679
BG Group Plc	58,973	363,524
Billiton Plc	28,679	248,981
BOC Group Plc	5,927	99,256
Boots Co. Plc	10,980	137,060
BP Plc	270,516	2,390,246
BPB Industries Plc	4,651	34,493
Brambles Industries Plc	14,479	55,955
British Airways Plc (a)	7,965	39,813
British American Tobacco Plc	14,135	219,144
British Sky Broadcasting Plc	21,381	241,290
BT Group Plc	123,089	443,303
Bunzl Plc	3,671	30,622
Cable & Wireless Plc (a)	19,987	47,052
Cadbury Schweppes Plc	27,252	235,233
Capita Group Plc	16,323	94,326
Carnival Plc	2,778	134,978
Centrica Plc	21,085	85,884
Cobham Plc	513	13,003
Compass Group Plc	35,034	213,892
Daily Mail & General Trust	5,176	68,414
Davis Service Group Plc	1,592	11,121
De La Rue Plc	7,824	49,010
Diageo Plc	39,088	527,285
Dixons Group Plc	28,509	85,476
Electrocomponents Plc	6,586	42,659
EMAP Plc	4,351	58,417
EMI Group Plc	13,393	59,230
Enterprise Inns	5,884	61,385
Exel Plc	4,529	63,026
FKI Plc	2,264	5,042
Friends Provident Plc	10,209	27,182
GKN Plc	11,577	52,617
GlaxoSmithKline Plc	90,797	1,838,469
GUS Plc	18,314	280,943
Hanson Plc	10,023	68,967
Hays Plc	39,237	87,385
HBOS Plc	23,620	292,485
Hilton Group Plc	26,651	133,458
HSBC Holdings Plc	176,360	2,623,824
IMI Plc	2,235	15,065

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United Kingdom (Continued)
Imperial Chemical Industries Plc	14,129	$59,089
Intercontinental Hotels Group (a)	12,544	132,572
Invensys Plc (a)	54,678	17,857
ITV Plc	68,029	142,560
Johnson Matthey Plc	1,996	33,372
Kelda Group Plc	6,832	62,009
Kesa Electricals Plc	5,175	27,158
Kesko Oyj	5,585	110,731
Kidde Plc	5,970	12,944
Kingfisher Plc	17,407	90,405
Legal & General Group Plc	90,280	155,609
Lloyds TSB Group Plc	34,828	272,823
Logica Plc	12,715	42,217
Marks & Spencer Group Plc	38,107	250,803
MFI Furniture Group Plc	16,318	44,780
Misys Plc	5,519	19,827
Mitchells & Butlers Plc	12,330	62,303
National Grid Transco Plc	32,178	248,416
Pearson Plc	12,953	157,458
Peninsular & Oriental Steam Navigation Co.	9,862	39,365
Persimmon Plc	7,054	80,886
Pilkington Plc	6,658	11,778
Prudential Corp. Plc	27,755	238,945
Rank Group Plc	10,939	59,541
Reckitt Benckiser Plc	24,648	698,080
Reed Elsevier Plc	20,156	196,015
Rentokil Initial Plc	44,563	116,832
Reuters Group Plc	24,328	163,537
Rexam Plc	5,661	46,040
Rio Tinto Corp. Plc	12,643	304,169
RMC Group Plc	2,645	29,130
Rolls-Royce Group Plc	36,639	167,353
Royal & Sun Alliance Insurance Group Plc	13,136	19,662
Royal Bank of Scotland Group Plc	17,432	502,248
Sainsbury (J) Plc	25,339	130,910
Scottish & Southern Energy Plc	11,306	139,796
Scottish Power Plc	24,776	179,247
Securicor Plc	3,735	8,640
Serco Group Plc	10,869	42,004
Severn Trent Plc	6,044	87,289
Shell Transport & Trading Co., Plc	125,447	920,661
Smith & Nephew Plc	3,857	41,533
Smiths Group Plc	2,957	40,050
Tate & Lyle Plc	9,452	56,592
Taylor Woodrow Plc	1,088	5,073

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United Kingdom (Continued)
Tesco Plc	122,666	$592,563
The Sage Group Plc	12,752	43,150
TietoEnator Oyj	3,582	108,706
Tomkins Plc	3,470	17,282
Unilever Plc	40,264	395,216
United Business Media Plc	5,700	52,433
Vodafone Group Plc	840,245	1,840,831
Whitbread Plc	6,067	90,538
William Hill Plc	9,259	93,067
Wimpey George Plc	8,399	56,231
Wolseley Plc	8,637	133,983
WPP Group Plc	20,004	203,248
Yell Group Plc	7,670	47,976
		23,789,898
United States 47.5%
3Com Corp. (a)	1,300	8,125
3M Co.	13,600	1,224,136
99 Cents Only Stores (a)	200	3,050
A.G. Edwards, Inc.	500	17,015
Abbott Laboratories	32,800	1,336,928
Abercrombie & Fitch Co., Class A (a)	300	11,625
Activision, Inc. (a)	450	7,155
Acxiom Corp. (a)	300	7,449
Adobe Systems, Inc.	8,700	404,550
Advanced Fibre Communications, Inc. (a)	600	12,120
Advanced Micro Devices, Inc.	8,400	133,560
Aetna, Inc.	3,900	331,500
AFLAC, Inc.	11,000	448,910
AGCO Corp. (a)	200	4,074
Agilent Technologies, Inc. (a)	7,504	219,717
AGL Resources, Inc.	200	5,810
Air Products & Chemicals, Inc.	3,600	188,820
Albertson's, Inc.	3,400	90,236
Alcoa, Inc.	26,800	885,204
ALLETE	200	6,660
Alliant Energy Corp.	300	7,824
Allstate Corp.	14,100	656,355
Altera Corp. (a)	6,000	133,320
Altria Group, Inc.	30,617	1,532,381
Amazon.com, Inc. (a)	4,200	228,480
AMBAC Financial Group, Inc.	2,500	183,600
Ameren Corp.	5,400	231,984
American Electric Power Co., Inc.	4,500	144,000
American Express Co.	5,700	292,866

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
American Financial Group, Inc.	200	$6,114
American International Group, Inc.	44,705	3,186,572
Amgen, Inc. (a)	20,600	1,124,142
Anadarko Petroleum Corp.	5,500	322,300
Analog Devices, Inc.	5,200	244,816
Anheuser-Busch Cos., Inc.	15,500	837,000
Anthem, Inc. (a)	3,500	313,460
AON Corp.	3,900	111,033
Apache Corp.	3,370	146,764
Apogent Technologies, Inc. (a)	400	12,800
Apple Computer, Inc. (a)	6,900	224,526
Applera Corp. - Applied Biosystems Group	10,496	228,288
Applied Materials, Inc. (a)	25,800	506,196
Apria Healthcare Group, Inc. (a)	100	2,870
Arrow Electronics, Inc. (a)	800	21,456
Arthur J. Gallagher & Co.	200	6,090
ArvinMeritor, Inc.	200	3,914
Associated Banc-Corp.	51	1,511
Astoria Financial Corp.	200	7,316
AT&T Corp.	7,520	110,018
AT&T Wireless Services, Inc. (a)	23,644	338,582
Automatic Data Processing, Inc.	20,800	871,104
Avnet, Inc. (a)	600	13,620
Avon Products, Inc.	15,800	729,012
Baker Hughes, Inc.	8,200	308,730
Bank of America Corp.	25,452	2,153,748
Bank of Hawaii Corp.	600	27,132
Bank of New York Co., Inc.	17,000	501,160
Bank One Corp.	14,600	744,600
Banknorth Group, Inc.	500	16,240
Barnes & Noble, Inc. (a)	200	6,796
Barr Pharmaceuticals, Inc. (a)	300	10,110
Baxter International, Inc.	11,500	396,865
BEA Systems, Inc. (a)	9,400	77,268
Beckman Coulter, Inc.	200	12,200
Becton, Dickinson & Co.	5,900	305,620
Bed Bath & Beyond, Inc. (a)	4,900	188,405
BellSouth Corp.	15,100	395,922
Belo Corp., Class A	400	10,740
Biogen, Inc. (a)	6,335	400,689
Biomet, Inc.	4,900	217,756
BISYS Group, Inc. (a)	300	4,218
BJ Services Co. (a)	2,200	100,848
BJ's Wholesale Club, Inc. (a)	200	5,000
Black Hills Corp.	200	6,300

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Blyth Industries, Inc.	100	$3,449
Boeing Co.	10,300	526,227
Borders Group, Inc. (a)	300	7,032
Boston Scientific Corp. (a)	10,000	428,000
Bowater, Inc.	200	8,318
Brinker International, Inc. (a)	150	5,118
Brinks Co.	200	6,850
Bristol-Myers Squibb Co.	37,800	926,100
Broadcom Corp., Class A (a)	5,800	271,266
Burlington Northern Santa Fe Corp.	26,400	925,848
Burlington Resources, Inc.	9,000	325,620
Cabot Corp.	200	8,140
Cabot Microelectronics Corp. (a)	129	3,949
Cadence Design Systems, Inc. (a)	9,500	138,985
Caesars Entertainment, Inc.	1,100	16,500
Campbell Soup Co.	8,100	217,728
Cardinal Health, Inc.	7,800	546,390
Caremark Rx, Inc. (a)	6,987	230,152
Catalina Marketing Corp. (a)	200	3,658
Caterpillar, Inc.	10,700	850,008
CBRL Group, Inc.	200	6,170
CDW Corp.	200	12,752
Cendant Corp.	26,500	648,720
Ceridian Corp. (a)	500	11,250
Certegy, Inc.	300	11,640
CH Robinson Worldwide, Inc.	300	13,752
Charles River Laboratories International, Inc. (a)	100	4,887
Charles Schwab Corp.	25,400	244,094
Cheesecake Factory, Inc. (a)	200	7,958
ChevronTexaco Corp.	19,300	1,816,323
Chiron Corp. (a)	1,700	75,888
Choicepoint, Inc. (a)	233	10,639
Chubb Corp.	4,100	279,538
Church & Dwight Co., Inc.	100	4,578
Cigna Corp.	3,500	240,835
Cinergy Corp.	5,900	224,200
Cisco Systems, Inc. (a)	114,800	2,720,760
Citigroup, Inc.	105,766	4,918,119
Citrix Systems, Inc. (a)	5,000	101,800
Clorox Co.	5,100	274,278
Coach, Inc. (a)	6,600	298,254
Coca-Cola Co.	47,900	2,417,992
Colonial Bancgroup, Inc.	200	3,634
Comcast Corp. (a)	13,863	388,580
Commerce Bancorp, Inc.	200	11,002

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Compass Bancshares, Inc.	300	$12,900
Computer Associates International, Inc.	9,100	255,346
ConAgra Foods, Inc.	17,700	479,316
Consolidated Edison, Inc.	7,900	314,104
Constellation Brands, Inc., Class A	200	7,426
Constellation Energy Group, Inc.	1,300	49,270
Cooper Cameron Corp. (a)	200	9,740
Corning, Inc. (a)	22,250	290,585
Costco Wholesale Corp. (a)	8,400	344,988
CVS Corp.	4,900	205,898
Cytec Industries, Inc. (a)	300	13,635
Cytyc Corp. (a)	300	7,611
D.R. Horton, Inc.	600	17,040
Danaher Corp.	4,000	207,400
Dean Foods Co. (a)	945	35,258
Deere & Co.	7,800	547,092
Dell Computer, Inc. (a)	39,200	1,404,144
Dentsply International, Inc.	100	5,210
Devon Energy Corp.	4,273	282,018
DeVry, Inc. (a)	200	5,484
Diebold, Inc.	300	15,861
Dollar Tree Stores, Inc. (a)	350	9,601
Dominion Resources, Inc.	10,200	643,416
Donaldson Co., Inc.	400	11,720
Dover Corp.	4,800	202,080
Dow Chemical Co.	42,266	1,720,226
DPL, Inc.	322	6,253
DST Systems, Inc. (a)	400	19,236
DTE Energy Co.	800	32,432
Du Pont (E.I.) de Nemours & Co.	34,750	1,543,595
Dun & Bradstreet Corp. (a)	200	10,782
Eaton Corp.	3,600	233,064
Eaton Vance Corp.	200	7,642
eBay, Inc. (a)	6,000	551,700
Edison International, Inc.	1,600	40,912
Edwards Lifesciences Corp. (a)	200	6,970
Electronic Arts, Inc. (a)	3,700	201,835
Electronic Data Systems Corp.	5,300	101,495
Eli Lilly & Co.	21,800	1,524,038
EMC Corp. (a)	39,630	451,782
Emerson Electric Co.	13,300	845,215
Emmis Communications Corp. (a)	300	6,294
Energizer Holdings, Inc. (a)	200	9,000
Energy East Corp.	500	12,125
Ensco International, Inc.	400	11,640

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Entercom Communications Corp. (a)	200	$7,460
Entergy Corp.	2,600	145,626
Equitable Resources, Inc.	100	5,171
Everest Re Group, Ltd.	100	8,036
Exelon Corp.	24,100	802,289
Expeditors International Washington, Inc.	300	14,823
Express Scripts, Inc. (a)	200	15,846
Exxon Mobil Corp.	105,918	4,703,818
Fastenal Co.	200	11,366
Federated Department Stores, Inc.	3,500	171,850
FedEx Corp.	4,700	383,943
Fidelity National Financial, Inc.	247	9,223
Fifth Third Bancorp	6,400	344,192
First Data Corp.	44,851	1,996,767
First Health Group Corp. (a)	200	3,122
FirstEnergy Corp.	3,800	142,158
FirstMerit Corp.	200	5,274
Forest Oil Corp. (a)	300	8,196
FPL Group, Inc.	6,700	428,465
Furniture Brands International, Inc.	200	5,010
Gannett Co., Inc.	10,200	865,470
Gap, Inc. (The)	10,525	255,231
Gatx Corp.	400	10,880
Genentech, Inc. (a)	8,200	460,840
General Dynamics Corp.	1,500	148,950
General Electric Co.	200,100	6,483,240
General Mills, Inc.	9,600	456,288
Gentex Corp.	200	7,936
Genzyme Corp. (a)	3,600	170,388
Georgia-Pacific Corp.	2,000	73,960
Gilead Sciences, Inc. (a)	4,000	268,000
Gillette Co.	24,200	1,026,080
Goldman Sachs Group, Inc.	6,400	602,624
Great Plains Energy, Inc.	200	5,940
Greenpoint Financial Corp.	450	17,865
Gtech Holdings Corp.	200	9,262
Guidant Corp.	6,400	357,632
H&R Block, Inc.	5,600	267,008
H.J. Heinz Co.	11,500	450,800
Halliburton Co.	12,100	366,146
Harrah's Entertainment, Inc.	3,400	183,940
Harris Corp.	300	15,225
Harsco Corp.	500	23,500
Harte-Hanks, Inc.	300	7,323
Hartford Financial Services Group, Inc.	6,100	419,314

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
HCC Insurance Holdings, Inc.	100	$3,341
Health Net, Inc. (a)	3,200	84,800
Helmerich & Payne, Inc.	100	2,615
Henry (Jack) & Associates	300	6,030
Henry Schein, Inc. (a)	100	6,314
Hewlett-Packard Co.	49,600	1,046,560
Hibernia Corp., Class A	500	12,150
Hillenbrand Industries, Inc.	100	6,045
Hilton Hotels Corp.	23,700	442,242
HNI Corp.	300	12,699
Home Depot, Inc.	26,600	936,320
Honeywell International, Inc.	12,100	443,223
Hormel Foods Corp.	200	6,220
Hospira, Inc. (a)	3,280	90,528
Hospitality Properties Trust	200	8,460
Hubbell, Inc., Class B	300	14,013
Idacorp, Inc.	300	8,100
Illinois Tool Works, Inc.	8,200	786,298
IMC Global, Inc.	300	4,020
Independence Community Bank Corp.	100	3,640
IndyMac Bancorp, Inc.	500	15,800
Intel Corp.	111,600	3,080,160
International Business Machines Corp.	29,000	2,556,350
International Flavors & Fragrances, Inc.	1,450	54,230
International Game Technology	6,400	247,040
International Paper Co.	20,065	896,906
International Speedway Corp.	200	9,728
Intersil Corp.	500	10,830
Intuit, Inc. (a)	2,700	104,166
Investors Financial Services Corp.	200	8,716
IVAX Corp. (a)	500	11,995
J.M. Smucker Co.	100	4,591
Jabil Circuit, Inc. (a)	100	2,518
Jacobs Engineering Group, Inc. (a)	100	3,938
JDS Uniphase Corp. (a)	22,400	84,896
Johnson & Johnson	51,600	2,874,120
JP Morgan Chase & Co.	43,020	1,667,885
Juniper Networks, Inc. (a)	6,900	169,533
Kemet Corp. (a)	700	8,554
Kerr-McGee Corp.	1,300	69,901
KeyCorp	6,500	194,285
KeySpan Corp.	4,000	146,800
Kimberly-Clark Corp.	10,200	671,976
Kinder Morgan, Inc.	2,700	160,083
Kla-Tencor Corp. (a)	2,800	138,264

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Kohl's Corp. (a)	4,600	$194,488
Kraft Foods, Inc.	9,900	313,632
Krispy Kreme Doughnuts, Inc. (a)	100	1,909
Kroger Co. (a)	4,700	85,540
L-3 Communications Holdings, Inc. (a)	200	13,360
Laboratory Corporation of America Holdings (a)	4,500	178,650
Labranche & Co., Inc.	300	2,526
Lancaster Colony Corp.	100	4,164
Lear Corp.	200	11,798
Lee Enterprises, Inc.	200	9,602
Legg Mason, Inc.	300	27,303
Lehman Brothers Holdings, Inc.	5,089	382,947
Leucadia National Corp.	100	4,970
Lexmark International, Inc., Class A (a)	2,600	250,978
Liberty Media Corp., Class A (a)	50,498	453,977
Liberty Media International, Inc., Class A (a)	2,524	93,640
Limited Brands	8,200	153,340
Lincare Holdings, Inc. (a)	300	9,858
Lincoln National Corp.	4,300	203,175
Linear Technology Corp.	4,400	173,668
Liz Claiborne, Inc.	4,200	151,116
Lockheed Martin Corp.	14,000	729,120
Lowe's Cos., Inc.	9,200	483,460
Lubrizol Corp.	100	3,662
Lucent Technologies, Inc. (a)	70,600	266,868
Lyondell Chemical Co.	500	8,695
M & T Bank Corp.	169	14,754
Mandalay Resort Group	200	13,728
Manpower, Inc.	300	15,231
Marathon Oil Corp.	7,700	291,368
Marsh & McLennan Cos., Inc.	10,800	490,104
Martin Marietta Materials	200	8,866
Masco Corp.	13,800	430,284
Maxim Integrated Products, Inc.	5,000	262,100
May Department Stores Co.	5,000	137,450
MBIA, Inc.	3,300	188,496
MBNA Corp.	6,250	161,188
McAfee, Inc. (a)	600	10,878
McDonald's Corp.	23,900	621,400
McKesson Corp.	3,583	123,004
MDU Resources Group, Inc.	600	14,418
MeadWestvaco Corp.	1,300	38,207
Medco Health Solutions, Inc. (a)	5,173	193,988
Media General, Inc., Class A	100	6,422
Medimmune, Inc. (a)	4,600	107,640

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Medtronic, Inc.	21,600	$1,052,352
Mellon Financial Corp.	11,000	322,630
Mentor Graphics Corp. (a)	500	7,735
Mercantile Bankshares Corp.	200	9,364
Merck & Co., Inc.	38,700	1,838,250
Mercury Interactive Corp. (a)	2,700	134,541
Merrill Lynch & Co., Inc.	19,000	1,025,620
Metlife, Inc.	16,100	577,185
Michaels Stores, Inc.	200	11,000
Microchip Technology, Inc.	2,800	88,312
Micron Technology, Inc. (a)	9,900	151,569
Microsoft Corp.	168,700	4,818,072
Millennium Pharmaceuticals, Inc. (a)	5,349	73,816
Miller Herman Inc.	300	8,682
Mohawk Industries, Inc. (a)	200	14,666
Monsanto Co.	10,212	393,162
Mony Group, Inc.	200	6,260
Moody's Corp.	1,300	84,058
Motorola, Inc.	38,200	697,150
Murphy Oil Corp.	300	22,110
National City Corp.	8,500	297,585
National Commerce Financial Corp.	500	16,250
National Fuel Gas Co.	200	5,000
National Instruments Corp.	600	18,390
National-Oilwell, Inc. (a)	200	6,298
Neiman-Marcus Group, Inc., Class A (a)	200	11,130
Network Appliance, Inc. (a)	7,200	155,016
New Plan Excel Realty Trust	400	9,344
New York Community Bancorp, Inc.	593	11,641
Newmont Mining Corp.	22,000	852,720
Nextel Communications, Inc., Class A (a)	8,300	221,278
NiSource, Inc.	6,949	143,288
Noble Energy, Inc.	300	15,300
Northeast Utilities	700	13,629
Northrop Grumman Corp.	5,600	300,720
Novellus Systems, Inc. (a)	2,800	88,032
NSTAR	200	9,576
Nucor Corp.	1,100	84,436
Occidental Petroleum Corp.	5,900	285,619
OGE Energy Corp.	300	7,641
Old Republic International Corp.	450	10,674
Omnicare, Inc.	300	12,843
Omnicom Group, Inc.	6,000	455,340
Oracle Corp. (a)	62,600	746,818
Outback Steakhouse, Inc.	200	8,272

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Oxford Health Plans, Inc. (a)	200	$11,008
PACCAR, Inc.	3,450	200,066
Packaging Corporation of America (a)	300	7,170
Parker Hannifin Corp.	2,500	148,650
Patterson Co., Inc.	200	15,298
Patterson UTI Energy, Inc. (a)	300	10,023
Paychex, Inc.	6,500	220,220
Payless ShoeSource, Inc. (a)	200	2,982
Pentair, Inc.	400	13,456
PeopleSoft, Inc. (a)	5,600	103,600
Pepco Holdings, Inc.	300	5,484
PepsiCo, Inc.	44,100	2,376,108
PETsMART, Inc.	400	12,980
Pfizer, Inc.	134,560	4,612,717
PG&E Corp.	4,600	128,524
Phelps Dodge Corp. (a)	1,100	85,261
Pier 1 Imports, Inc.	300	5,307
Pioneer Natural Resources Co. (a)	300	10,524
Pitney Bowes, Inc.	4,000	177,000
Plexus Corp. (a)	300	4,050
PMI Group, Inc.	200	8,704
PNC Financial Services Group, Inc.	4,300	228,244
PNM Resources, Inc.	450	9,347
PPG Industries, Inc.	2,000	124,980
PPL Corp.	1,100	50,490
Praxair, Inc.	3,700	147,667
Pride International, Inc. (a)	400	6,844
Procter & Gamble Co.	37,800	2,057,832
Progress Energy, Inc.	2,200	96,910
Progressive Corp.	4,500	383,850
Protective Life Corp.	200	7,734
Provident Financial Group	100	3,946
Prudential Financial, Inc.	11,700	543,699
Public Service Enterprise Group, Inc.	7,600	304,228
Puget Energy, Inc.	200	4,382
QLogic Corp. (a)	1,900	50,521
QUALCOMM, Inc.	13,450	981,581
Quest Diagnostics, Inc. (a)	2,500	212,375
Questar Corp.	300	11,592
Radian Group, Inc.	300	14,370
Raytheon Co.	12,300	439,971
Reader's Digest Association, Inc., Class A	300	4,797
Republic Services, Inc.	400	11,576
Reynolds & Reynolds Co., Class A	500	11,565
Rohm & Haas Co.	2,500	103,950

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Ross Stores, Inc.	400	$10,704
RPM, Inc.	400	6,080
Safeway, Inc. (a)	4,000	101,360
Saks, Inc. (a)	500	7,500
SanDisk Corp. (a)	1,000	21,690
Sanmina-SCI Corp. (a)	9,000	81,900
Sara Lee Corp.	24,300	558,657
SBC Communications, Inc.	31,998	775,952
Scana Corp.	478	17,385
Scholastic Corp. (a)	100	2,995
Scientific-Atlanta, Inc.	2,600	89,700
Sealed Air Corp. (a)	1,100	58,597
Sears, Roebuck & Co.	4,500	169,920
SEI Investments Co.	300	8,712
Sempra Energy	3,200	110,176
Siebel Systems, Inc. (a)	11,000	117,480
Sigma-Aldrich Corp.	1,100	65,571
Silicon Valley Bancshares (a)	400	15,860
Six Flags, Inc. (a)	600	4,356
SLM Corp.	2,500	101,125
Smith International, Inc. (a)	400	22,304
Smithfield Foods, Inc. (a)	300	8,820
Solectron Corp. (a)	13,600	87,992
Sonoco Products Co.	300	7,650
Southern Co.	16,800	489,720
Southwest Airlines Co.	4,500	75,465
Sovereign Bancorp, Inc.	900	19,890
SPX Corp.	4,200	195,048
St. Jude Medical, Inc. (a)	3,100	234,515
Stancorp Financial Group, Inc.	100	6,700
Staples, Inc. (a)	7,950	233,015
Starbucks Corp. (a)	8,900	386,972
Starwood Hotels & Resorts Worldwide, Inc.	11,500	515,775
State Street Corp.	8,000	392,320
Steris Corp. (a)	100	2,256
Storage Technology Corp. (a)	800	23,200
Stryker Corp.	4,600	253,000
Sun Microsystems, Inc. (a)	55,800	242,172
SunTrust Banks, Inc.	3,900	253,461
Superior Industries International, Inc.	100	3,345
Swift Transportation Co., Inc. (a)	300	5,385
Sybase, Inc. (a)	800	14,400
Synopsys, Inc. (a)	4,500	127,935
Target Corp.	11,100	471,417

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
TCF Financial Corp.	200	$11,610
Tech Data Corp. (a)	200	7,826
Teleflex, Inc.	400	20,060
Telephone & Data Systems, Inc.	200	14,240
Temple-Inland, Inc.	700	48,475
Tenet Healthcare Corp. (a)	10,150	136,112
Teradyne, Inc. (a)	3,100	70,370
Texas Instruments, Inc.	33,200	802,776
Textron, Inc.	800	47,480
The St. Paul Travelers Co., Inc.	16,069	651,437
Tidewater, Inc.	400	11,920
Timberland Co., Class A (a)	100	6,459
Time Warner, Inc. (a)	53,100	933,498
TJX Cos., Inc.	8,900	214,846
Tootsie Roll Industries, Inc.	20	650
Triad Hospitals, Inc. (a)	200	7,446
Triquint Semiconductor, Inc. (a)	600	3,276
TXU Corp.	3,300	133,683
Tyson Foods, Inc., Class A	738	15,461
U.S. Bancorp	23,950	660,062
United Parcel Service, Inc., Class B	9,000	676,530
United Rentals, Inc. (a)	600	10,734
United Technologies Corp.	14,800	1,353,904
UnitedHealth Group, Inc.	15,000	933,750
Unitrin, Inc.	200	8,520
Universal Health Services, Inc., Class B	100	4,589
Unocal Corp.	6,400	243,200
UnumProvident Corp.	3,300	52,470
Valassis Communications, Inc. (a)	200	6,094
Valero Energy Corp.	436	32,159
Valspar Corp.	200	10,088
Varco International, Inc. (a)	200	4,378
Varian Medical Systems, Inc. (a)	100	7,935
Vectren Corp.	100	2,509
VERITAS Software Corp. (a)	4,500	124,650
Verizon Communications, Inc.	25,200	911,988
Vertex Pharmaceuticals, Inc. (a)	300	3,252
Viacom, Inc., Class B	37,423	1,336,750
Viad Corp.	400	10,804
Vishay Intertechnology, Inc. (a)	1,100	20,438
Vulcan Materials Co.	3,150	149,783
Wachovia Corp.	16,900	752,050
Waddell & Reed Financial, Inc., Class A	400	8,844
Walgreen Co.	11,900	430,899
Wal-Mart Stores, Inc.	53,100	2,801,556

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Walt Disney Co.	43,300	$1,103,717
Waste Management, Inc.	27,200	833,680
Waters Corp. (a)	400	19,112
Weatherford International, Ltd. (a)	300	13,494
Webster Financial Corp.	200	9,404
WellPoint Health Networks, Inc. (a)	3,800	425,638
Wells Fargo & Co.	20,500	1,173,215
Westamerica Bancorporation	100	5,245
Westar Energy Inc.	600	11,946
Westwood One, Inc. (a)	300	7,140
Weyerhaeuser Co.	4,150	261,948
Whole Foods Market, Inc. (a)	200	19,090
Williams-Sonoma, Inc. (a)	300	9,888
Wilmington Trust Corp.	100	3,722
Wind River Systems, Inc. (a)	600	7,056
Wisconsin Energy Corp.	300	9,783
Wyeth, Inc.	25,800	932,928
Xcel Energy, Inc.	1,800	30,078
Xerox Corp. (a)	13,900	201,550
Xilinx, Inc. (a)	5,200	173,212
Yahoo!, Inc. (a)	22,600	821,058
Yum! Brands, Inc. (a)	8,000	297,760
Zimmer Holdings, Inc. (a)	4,960	437,472
		159,550,128
Total Common Stocks 94.0%		315,686,410
Preferred Stocks 0.1%
Australia 0.1%
News Corp., Ltd.	19,818	161,664
Germany 0.0%
Porsche, AG	148	99,020
ProSieben SAT.1 Media, AG	1,047	18,912
Volkswagen, AG	1,347	38,929
		156,861
Thailand 0.0%
Siam Commercial Bank Public Co., Ltd.	44,253	51,061
Total Preferred Stocks		369,586
Total Long-Term Investments 94.1% (Cost $257,711,873)		316,055,996

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Value
Repurchase Agreement 4.0%
State Street Bank & Trust Co. ($13,274,000 par collateralized by
U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $13,274,240)
(Cost $13,274,000)	$ 13,274,000
Total Investments 98.1% (Cost $270,985,873)	329,329,996
Foreign Currency 1.1% (Cost $3,791,447)	3,793,674
Other Assets in Excess of Liabilities 0.8%	2,760,410
Net Assets 100.0%	$335,884,080

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Diversified Banks	$ 26,144,794	7.8%
Pharmaceuticals	26,141,285	7.8
Integrated Oil & Gas	18,623,253	5.5
Industrial Conglomerates	11,496,106	3.4
Integrated Telecommunication Services	9,552,186	2.8
Other Diversified Financial Services	8,728,883	2.6
Communications Equipment	8,250,702	2.5
Electric Utilities	7,868,165	2.3
Automobile Manufacturers	6,653,801	2.0
Systems Software	6,467,987	1.9
Computer Hardware	6,347,016	1.9
Semiconductors	6,235,058	1.9
Packaged Foods	5,527,303	1.6
Multi-line Insurance	5,287,149	1.6
Property & Casualty	4,869,926	1.4
Soft Drinks	4,817,732	1.4
Aerospace & Defense	4,763,627	1.4
Diversified Chemicals	4,412,951	1.3
Industrial Machinery	4,368,221	1.3
Diversified Capital Markets	4,216,132	1.3
Life & Health Insurance	4,209,225	1.3
Movies & Entertainment	4,186,197	1.2
Health Care Equipment	4,184,676	1.2
Household Products	4,083,080	1.2
Hypermarkets & Super Centers	3,930,309	1.2
Wireless Telecommunication Services	3,881,029	1.2
Oil & Gas Exploration & Production	3,876,806	1.2
Investment Banking & Brokerage	3,829,770	1.1
Consumer Electronics	3,178,714	0.9
Data Processing & Outsourcing Services	3,160,945	0.9
Electronic Equipment Manufacturers	2,935,827	0.9
Biotechnology	2,811,982	0.8
Gas Utilities	2,701,743	0.8
Railroads	2,639,114	0.8
Publishing	2,398,852	0.7
Tobacco	2,349,622	0.7
Managed Health Care	2,344,113	0.7
Real Estate Management & Development	2,254,064	0.7
Paper Products	2,226,066	0.7
Diversified Metals & Mining	2,093,484	0.6
Construction & Farm Machinery	2,085,471	0.6
Diversified Commercial Services	1,966,127	0.6
Air Freight & Couriers	1,930,456	0.6
Food Retail	1,896,292	0.6
Personal Products	1,893,327	0.6
Restaurants	1,847,628	0.6

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Broadcasting & Cable TV	$ 1,759,599	0.5%
Apparel Retail	1,707,530	0.5
Construction Materials	1,700,126	0.5
Oil & Gas Equipment & Services	1,686,582	0.5
Office Electronics	1,677,116	0.5
Steel	1,665,131	0.5
Hotels	1,574,847	0.5
Department Stores	1,572,959	0.5
Home Improvement Retail	1,548,123	0.5
Brewers	1,533,190	0.5
Application Software	1,510,654	0.4
Building Products	1,498,937	0.4
Construction & Engineering	1,451,344	0.4
Aluminum	1,421,029	0.4
Asset Management & Custody Banks	1,385,336	0.4
Specialty Chemicals	1,375,579	0.4
Internet Software & Services	1,367,601	0.4
Semiconductor Equipment	1,363,532	0.4
Electrical Components & Equipment	1,341,808	0.4
Commodity Chemicals	1,176,951	0.4
Gold	1,110,928	0.3
Consumer Finance	1,100,683	0.3
Regional Banks	1,069,772	0.3
Trading Companies & Distributors	1,065,652	0.3
Multi-Utilities & Unregulated Power	1,059,415	0.3
Auto Parts & Equipment	1,054,109	0.3
Computer Storage & Peripherals	1,027,810	0.3
Health Care Services	974,151	0.3
Apparel & Accessories	916,708	0.3
Advertising	849,588	0.3
Environmental Services	845,256	0.3
Fertilizers & Agricultural Chemicals	831,610	0.2
Industrial Gases	826,092	0.2
Homebuilding	824,842	0.2
Internet Retail	780,180	0.2
Drug Retail	773,857	0.2
Casinos & Gaming	735,125	0.2
Health Care Distributors	718,833	0.2
Specialty Stores	702,726	0.2
Tires & Rubber	654,097	0.2
Insurance Brokers	607,227	0.2
IT Consulting & Other Services	602,420	0.2
Highways & Railtracks	600,693	0.2
Photographic Products	587,937	0.2
Home Entertainment Software	587,503	0.2
Electronic Manufacturing Services	582,729	0.2

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (Unaudited) continued

Industry	Value	Percent of Net Assets
Distillers & Vintners	$ 582,011	0.2%
General Merchandise Stores	551,193	0.2
Oil & Gas Drilling	534,057	0.2
Commercial Printing	481,758	0.1
Specialized Finance	455,823	0.1
Oil & Gas Refining & Marketing	397,437	0.1
Heavy Electrical Equipment	377,097	0.1
Real Estate Investment Trusts	359,080	0.1
Reinsurance	356,576	0.1
Household Appliances	336,796	0.1
Airlines	320,494	0.1
Water Utilities	293,345	0.1
Forest Products	289,154	0.1
Catalog Retail	280,943	0.1
Office Services & Supplies	275,818	0.1
Computer & Electronics Retail	246,547	0.1
Employment Services	242,557	0.1
Marine	237,451	0.1
Multi-Sector Holdings	197,409	0.1
Leisure Facilities	185,027	0.1
Health Care Facilities	168,918	0.1
Paper Packaging	161,982	0.0
Trucking	157,387	0.0
Thrifts & Mortgage Finance	137,516	0.0
Metal & Glass Containers	131,677	0.0
Leisure Products	123,210	0.0
Airport Services	100,801	0.0
Technology Distributors	98,313	0.0
Marine Ports & Services	92,009	0.0
Health Care Supplies	75,851	0.0
Textile	73,190	0.0
Footwear	62,385	0.0
Alternative Carriers	61,292	0.0
Distributors	48,232	0.0
Precious Metals & Minerals	33,372	0.0
Motorcycle Manufacturers	31,056	0.0
Home Furnishings	19,676	0.0
Housewares & Specialties	3,449	0.0
	$316,055,996	94.1%

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $270,985,873)	$329,329,996
Foreign Currency (Cost $3,791,447)	3,793,674
Cash	3,316,422
Receivables:
Dividends	690,126
Fund Shares Sold	229,314
Variation Margin on Futures	151,094
Interest	240
Forward Foreign Currency Contracts	134,272
Other	130,293
Total Assets	337,775,431
Liabilities:
Payables:
Fund Shares Repurchased	758,390
Distributor and Affiliates	475,331
Investment Advisory Fee	133,456
Forward Foreign Currency Contracts	45,272
Accrued Expenses	359,870
Directors' Deferred Compensation and Retirement Plans	119,032
Total Liabilities	1,891,351
Net Assets	$335,884,080
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$423,455,370
Net Unrealized Appreciation	58,538,705
Accumulated Undistributed Net Investment Income	36,867
Accumulated Net Realized Loss	(146,146,862)
Net Assets	$335,884,080
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $179,808,910 and 14,270,483 shares of beneficial interest issued and outstanding)	$12.60
Maximum sales charge (5.75%* of offering price)	.77
Maximum offering price to public	$13.37
Class B Shares:
Net asset value and offering price per share (Based on net assets of $117,718,752 and 10,018,413 shares of beneficial interest issued and outstanding)	$11.75
Class C Shares:
Net asset value and offering price per share (Based on net assets of $38,356,418 and 3,242,653 shares of beneficial interest issued and outstanding)	$11.83

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $402,112)	$6,226,038
Interest	118,568
Other	441
Total Income	6,345,047
Expenses:
Investment Advisory Fee	3,359,673
Shareholder Services	1,443,635
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $442,402, $463,510 and $411,521, respectively)	1,317,433
Custody	204,647
Legal	39,599
Directors' Fees and Related Expenses	27,744
Other	427,396
Total Expenses	6,820,127
Expense Fee Reduction ($174,474 Investment Advisory Fee and $454,618 Other)	629,092
Less Credits Earned on Cash Balances	1,594
Net Expenses	6,189,441
Net Investment Income	$155,606
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$8,877,442
Futures	2,611,154
Forward Foreign Currency Contracts	(43,356)
Foreign Currency Transactions	61,392
Net Realized Gain	11,506,632
Unrealized Appreciation/Depreciation:
Beginning of the Period	6,334,575
End of the Period:
Investments	58,344,123
Futures	151,094
Forward Foreign Currency Contracts	89,000
Foreign Currency Translation	(45,512)
58,538,705
Net Unrealized Appreciation During the Period	52,204,130
Net Realized and Unrealized Gain	$63,710,762
Net Increase in Net Assets From Operations	$63,866,368

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income	$155,606	$942,801
Net Realized Gain/Loss	11,506,632	(62,263,163)
Net Unrealized Appreciation During the Period	52,204,130	32,063,979
Change in Net Assets from Operations	63,866,368	(29,256,383)
Distributions from Net Investment Income:
Class A Shares	(1,161,073)	-0-
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(1,161,073)	-0-
Net Change in Net Assets from Investment Activities	62,705,295	(29,256,383)
From Capital Transactions:
Proceeds from Shares Sold	155,172,646	379,402,476
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,110,974	-0-
Cost of Shares Repurchased	(216,988,935)	(431,905,781)
Net Change in Net Assets from Capital Transactions	(60,705,315)	(52,503,305)
Total Increase/Decrease in Net Assets	1,999,980	(81,759,688)
Net Assets:
Beginning of the Period	333,884,100	415,643,788
End of the Period (Including accumulated undistributed net investment income of $36,867 and $560,641, respectively)	$335,884,080	$333,884,100

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$10.47	$11.15	$12.61	$17.74	$16.86
Net Investment Income	.02 (a)	.05 (a)	.01 (a)	.07 (a)	.02 (a)
Net Realized and Unrealized Gain/Loss	2.19	(.73)	(1.47)	(2.52)	2.09
Total from Investment Operations	2.21	(.68)	(1.46)	(2.45)	2.11
Less:
Distributions from Net Investment Income	.08	-0-	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	2.68	1.23
Total Distributions	.08	-0-	-0-	2.68	1.23
Net Asset Value, End of the Period	$12.60	$10.47	$11.15	$12.61	$17.74
Total Return* (b)	21.15%	-6.01%	-11.66%	-15.03%	12.83%
Net Assets at End of the Period (In millions)	$179.8	$183.1	$215.2	$284.6	$301.9
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.68%	1.65%	1.70%
Ratio of Net Investment Income to Average Net Assets*	.20%	.56%	.08%	.43%	.12%
Portfolio Turnover	35%	47%	30%	58%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.88%	1.81%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	.02%	.45%	N/A	N/A	N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$9.71		$10.40		$11.84		$16.96		$16.28
Net Investment Loss	-0-	(a)(c)	-0-	(a)(c)	(.08	)(a)	(.05	)(a)	(.11	)(a)
Net Realized and Unrealized Gain/Loss	2.04		(.69)		(1.36)		(2.39)		2.02
Total from Investment Operations	2.04		(.69)		(1.44)		(2.44)		1.91
Less Distributions from Net Realized Gain	-0-		-0-		-0-		2.68		1.23
Net Asset Value, End of the Period	$11.75		$9.71		$10.40		$11.84		$16.96
Total Return* (b)	21.26	%(d)	-6.74	%(d)	-12.25%		-15.73%		12.03%
Net Assets at End of the Period (In millions)	$117.7		$110.3		$144.9		$187.1		$252.1
Ratio of Expenses to Average Net Assets*	1.86	%(d)	2.22	%(d)	2.43%		2.40%		2.45%
Ratio of Net Investment Income/ Loss to Average Net Assets*	.04	%(d)	.03	%(d)	(.69%)		(.32%)		(.65%)
Portfolio Turnover	35%		47%		30%		58%		99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.04	%(d)	2.33	%(d)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(.14	%)(d)	(.08	%)(d)	N/A		N/A		N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

N/A=Not Applicable.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$9.84		$10.55		$12.02		$17.16		$16.46
Net Investment Loss	(.06	)(a)	(.02	)(a)	(.08	)(a)	(.05	)(a)	(.11	)(a)
Net Realized and Unrealized Gain/Loss	2.05		(.69)		(1.39)		(2.41)		2.04
Total from Investment Operations	1.99		(.71)		(1.47)		(2.46)		1.93
Less Distributions from Net Realized Gain	-0-		-0-		-0-		2.68		1.23
Net Asset Value, End of the Period	$11.83		$9.84		$10.55		$12.02		$17.16
Total Return* (b)	20.22%		-6.73%		-12.23%		-15.65%		12.02%
Net Assets at End of the Period (In millions)	$38.4		$40.5		$55.6		$77.0		$104.7
Ratio of Expenses to Average Net Assets*	2.45%		2.45%		2.43%		2.40%		2.45%
Ratio of Net Investment Loss to Average Net Assets*	(.58%)		(.20%)		(.69%)		(.32%)		(.66%)
Portfolio Turnover	35%		47%		30%		58%		99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.63%		2.56%		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(.76%)		(.31%)		N/A		N/A		N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $140,075,102, which will expire between June 30, 2009 and June 30, 2012.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$276,993,873
Gross tax unrealized appreciation	$64,220,415
Gross tax unrealized depreciation	(11,884,292)
Net tax unrealized appreciation on investments	$52,336,123

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2004 and 2003 were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$1,161,073	$-
Long-term capital gain	-	-
Return of Capital	-	-
	$1,161,073	$-

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $18,036 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to the sale of Passive Foreign Investment Company securities totaling $458,595 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $5,062 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$329,199

Net realized gains or losses may differ for financial and tax reporting purposes as a result of gains or losses recognized for tax purposes on open future transactions at June 30, 2004 and the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $1,594 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

For the year ended June 30, 2004, the Adviser waived approximately $174,500 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.70% of Class A average net assets, 2.45% of Class B average net assets, and 2.45% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $14,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $65,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $1,113,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed approximately $454,600 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $77,441 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3.  Capital Transactions

At June 30, 2004, capital aggregated $213,619,824, $163,233,561 and $46,601,985 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	12,284,162	$135,534,678
Class B	1,519,709	17,121,266
Class C	223,721	2,516,702
Total Sales	14,027,592	$155,172,646
Dividend Reinvestment:
Class A	94,151	$1,110,974
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	94,151	$1,110,974
Repurchases:
Class A	(15,595,966)	$(173,515,944)
Class B	(2,853,675)	(31,085,331)
Class C	(1,101,198)	(12,387,660)
Total Repurchases	(19,550,839)	$(216,988,935)

At June 30, 2003, capital aggregated $250,490,116, $177,197,626 and $56,472,943 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	37,038,159	$365,608,963
Class B	1,281,895	11,650,711
Class C	232,193	2,142,802
Total Sales	38,552,247	$379,402,476
Dividend Reinvestment:
Class A	-0-	$-0-
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	-0-	$-0-
Repurchases:
Class A	(38,852,805)	$(384,347,548)
Class B	(3,866,449)	(34,807,938)
Class C	(1,381,249)	(12,750,295)
Total Repurchases	(44,100,503)	$(431,905,781)

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 288,353 and 423,174 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $38,400 and CDSC on redeemed shares of approximately $141,800. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2004, the Fund received redemption fees of approximately $893, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $111,074,497 and $152,854,337, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable'') was approximately $0 and $358,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004, are payments retained by Van Kampen of approximately $238,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $79,900.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

At June 30, 2004, the Fund had outstanding forward foreign currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Euro, 2,692,284 expiring 09/16/04	$3,270,772	$18,224
Euro, 94,032 expiring 09/16/04	114,237	735
Euro, 157,127 expiring 09/16/04	190,888	1,081
Euro, 6,103,881 expiring 09/16/04	7,415,415	34,664
Euro, 4,680,224 expiring 09/16/04	5,685,859	22,788
Euro, 470,216 expiring 09/16/04	571,251	3,629
Japanese Yen, 144,885,000 expiring 09/16/04	1,328,790	6,847
Japanese Yen, 629,372,504 expiring 09/16/04	5,772,192	46,304
		134,272
Short Contracts:
Euro, 915,800 expiring 09/16/04	1,112,577	(6,277)
Euro, 600,000 expiring 09/16/04	728,921	(4,073)
Euro, 133,430 expiring 09/16/04	162,100	(1,178)
Japanese Yen, 593,857,504 expiring 09/16/04	5,446,472	(33,744)
		(45,272)
		$89,000

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Transactions in futures contracts for the year ended June 30, 2004, were as follows:

Contracts
Outstanding at June 30, 2003	302
Futures Opened	1,731
Futures Closed	(1,742)
Outstanding at June 30, 2004	291

The futures contracts outstanding as of June 30, 2004, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
CAC 40 10 Euro Index - September 04 (Current Notional Value of $45,675 per contract)	186	$(39,927)
DAX Index - September 04 (Current Notional Value of $124,316 per contract)	61	114,774
Hang Seng Stock Index - July 04 (Current Notional Value of $78,784 per contract)	26	25,295
S&P MINI 500 Index – September 04 (Current Notional Value of $57,020 per contract)	2	656
TOPIX Index - September 04 (Current Notional Value of $109,105 per contract)	16	50,296
	291	$151,094

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen Global Equity Allocation Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

Van Kampen Global Equity Allocation Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, IL 60601

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2004. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund Intends to designate up to a maximum of $1,161,073 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.

450, 550, 650  Member NASD/SIPC.

MSGE ANR 8/04  RN04-01719P-Y06/04

Van Kampen

Global Franchise Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/30/97 (the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/ max 1.00% sales charge
Since Inception	16.29%	15.10%	15.39%	15.39%	15.54%	15.54%
5-year	14.51	13.16	13.64	13.46	13.62	13.62
1-year	24.38	17.20	23.46	18.46	23.45	22.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with net dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2004

Van Kampen Global Franchise Fund is managed by the Adviser's Global Franchise team.1 Current members include Hassan Elmasry, Managing Director of the Adviser; Ewa Borowska, Executive Director of the Adviser; Paras Dodhia, Vice President of the Adviser; and Jayson Vowles, Senior Associate of the Adviser.

Market Conditions

Two phases characterized global stock markets in the 12-month reporting period. The first half of the period saw a continuation of a market rebound that began in the spring of 2003. Economically sensitive sectors-in which Van Kampen Global Franchise Fund did not invest, given our quality and valuation criteria-tended to outperform. These included technology, materials, and capital goods. However, in the second half of the period, equity markets turned more volatile, which halted upward momentum. The best-performing market sectors were energy, industrials and utilities.

Performance Analysis

For the 12-month period ended June 30, 2004, Van Kampen Global Franchise Fund gained 24.38 percent (Class A shares unadjusted for sales charge). World stock markets also generated a robust gain, as the MSCI World Index with Net Dividends returned 24.00 percent for the same period.

We remained committed to the Global Franchise philosophy of exceptional quality at compelling value. We seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value, as measured by a current free-cash-flow yield in excess of the risk-free bond yield.

British American Tobacco (BAT) was the fund's best-performing security. Tobacco companies rallied in the first half of the reporting period, driven by what we believe are strong fundamentals and the announcement of BAT's merger with R.J. Reynolds. The elegant structure of the transaction-the terms of which appear to be favorable to both sides-led to an increase in BAT's stock and return of the positive momentum into this sector.

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
24.38%	23.46%	23.45%	24.00%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change at any time without notice.

2

As a group, the largest positive contribution to the fund's performance came from consumer staples. U.K.-companies Cadbury Schweppes, Reckitt Benckiser, and Allied Domecq rounded out the fund's best-performing holdings. These companies continue to demonstrate the quality we demand, with their stables of well-known, dominant brands and highly recurring revenues. Cadbury owns beverage brands Dr. Pepper, 7Up, and Snapple, as well as York and Cadbury chocolates. Reckitt Benckiser is a leader in the cleaning-products business, with brands that include Lysol, Air Wick, Easy Off, Spray 'N Wash, and Calgon. Primarily operating in the wines-and-spirits business, Allied Domecq owns popular brands Beefeater, Kahlua, Courvoisier, and Canadian Club. It also owns the Dunkin' Donuts, Baskin Robbins, and Togo's franchising outlets.

U.S.-pharmaceutical stocks Bristol-Myers Squibb and Merck were the most significant detractors from the fund's overall performance. Publicity about failed late-stage drug trials as well as efficacy of current products added to negative sentiment and downward pressure on shares of companies in this sector.

Media stocks New York Times and Capital Radio (U.K.) also fared poorly. The volatility in these stocks can be partially attributed to cyclical pressures on advertising revenues. The New York Times has performed in line with other newspaper companies, all of which suffered from slower-than-expected recovery in national, local, and help-wanted ads. Capital Radio's performance has been hurt by the replacement of its "Breakfast Talk" host earlier in the year.

We continued to adhere to the fund's buy-and-hold investment strategy, making relatively few wholesale changes to the fund's portfolio. In October, we sold the fund's stake in Swiss luxury-goods maker Richemont. The portfolio owned the stock since 1998, and we had been gradually trimming it prior to October on the back of restructuring and valuation concerns.

In January, we began building a position in Holland-based Numico, a baby-food and clinical-nutrition company. Numico owns strong European brands in these categories and has dominant competitive positions. As a result, in our view, Numico is poised to benefit from high profit margins and attractive growth prospects. Another new holding in the fund is Altadis, which we initiated in June. Spain-based Altadis is a leading player in Spanish, Moroccan and French cigarette markets, as well as in the U.S. cigar market. The stock not only met our strict quality criteria with its stable of strong brands, but also offered a compelling valuation with its attractive free cash-flow yield.

3

We will continue to follow the fund's philosophy, seeking to deliver attractive returns while minimizing business risk and valuation risk.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
British American Tobacco plc	8.2%
Cadbury Schweppes plc	6.6
Reckitt Benckiser plc	5.3
Kone Oyj	4.9
Nestle SA	4.9
Groupe Danone	4.7
Allied Domecq plc	4.5
Diageo plc	4.5
Swedish Match	4.4
Altria Group Inc	4.4
Top 5 Industries as of 6/30/04
Tobacco	22.0%
Packaged Foods	19.6
Pharmaceuticals	16.1
Distillers & Vintners	10.9
Publishing	9.7
Top 5 Countries as of 6/30/04
United Kingdom	41.8%
United States	19.9
Switzerland	8.4
France	6.9
Netherlands	6.6

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 92.2%
Canada 2.5%
Torstar Corp., Class B	1,946,979	$39,247,978
Finland 4.5%
Kone Oyj, Class B	1,152,993	69,673,352
France 6.4%
Aventis SA	417,060	31,477,394
Groupe Danone	765,178	66,732,912
		98,210,306
Italy 0.5%
Davide Campari-Milano S.p.A.	149,221	7,367,285
Netherlands 6.1%
Koninklijke Numico NV	1,525,877	49,016,960
Reed Elsevier NV	3,244,357	45,539,986
		94,556,946
Spain 3.5%
Altadis SA	740,920	22,890,932
Zardoya Otis S.A.	1,494,513	31,448,812
		54,339,744
Sweden 4.0%
Swedish Match AB	6,096,430	62,290,191
Switzerland 7.8%
Nestle SA (Registered)	260,423	69,404,574
Novartis AG	1,159,305	51,108,399
		120,512,973
United Kingdom 38.5%
Allied Domecq plc	7,603,932	64,911,043
British American Tobacco plc	7,571,976	117,392,953
Cadbury Schweppes plc	10,944,128	94,467,124
Capital Radio plc	2,522,883	20,140,513
Diageo plc	4,780,755	64,490,864
GlaxoSmithKline plc	2,600,807	52,661,479
Imperial Tobacco Group plc	2,286,662	49,287,768
Reckitt Benckiser plc	2,672,328	75,685,624
SMG plc	13,249,961	28,186,956
WPP Group plc	2,806,611	28,516,156
		595,740,480

See Notes to Financial Statements

7

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States 18.4%
Altria Group, Inc.	1,240,505	$62,087,275
Bristol-Myers Squibb Co.	1,638,171	40,135,190
Brown-Forman Corp., Class B	379,917	18,338,594
Fortune Brands, Inc.	221,223	16,686,851
Kimberly-Clark Corp.	587,708	38,718,203
Merck & Co., Inc.	1,157,854	54,998,065
New York Times Co., Class A	1,187,209	53,080,114
		284,044,292
Total Long-Term Investments 92.2% (Cost $1,192,819,261)		1,425,983,547
Repurchase Agreement 5.3%

State Street Bank & Trust Co. ($81,812,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $81,813,477) (Cost $81,812,000)	81,812,000
Total Investments 97.5% (Cost $1,274,631,261)	1,507,795,547
Foreign Currency 1.1% (Cost $16,594,054)	16,600,416
Other Assets in Excess of Liabilities 1.4%	21,908,489
Net Assets 100.0%	$1,546,304,452

Percentages are calculated as a percentage of net assets.

See Notes to Financial Statements

8

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Tobacco	$313,949,120	20.3%
Pharmaceuticals	230,380,527	14.9
Packaged Foods	279,621,570	18.1
Distillers & Vintners	155,107,784	10.0
Publishing	137,868,078	8.9
Household Products	114,403,827	7.4
Industrial Machinery	101,122,164	6.6
Broadcasting & Cable TV	48,327,469	3.1
Advertising	28,516,156	1.8
Housewares & Specialties	16,686,851	1.1
	$1,425,983,547	92.2%

See Notes to Financial Statements

9

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $1,274,631,261)	$1,507,795,547
Foreign Currency (Cost $16,594,054)	16,600,416
Cash	323
Receivables:
Fund Shares Sold	17,995,793
Dividends	4,325,303
Investments Sold	760,531
Interest	1,477
Forward Foreign Currency Contracts	2,624,829
Other	82,106
Total Assets	1,550,186,325
Liabilities:
Payables:
Distributor and Affiliates	1,331,697
Fund Shares Repurchased	1,315,505
Investment Advisory Fee	908,248
Accrued Expenses	259,362
Directors' Deferred Compensation and Retirement Plans	67,061
Total Liabilities	3,881,873
Net Assets	$1,546,304,452
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$1,310,138,363
Net Unrealized Appreciation	235,838,830
Accumulated Net Realized Gain	12,501,391
Accumulated Undistributed Net Investment Income	(12,174,132)
Net Assets	$1,546,304,452
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $913,576,734 and 43,416,948 shares of beneficial interest issued and outstanding)	$21.04
Maximum sales charge (5.75%* of offering price)	1.28
Maximum offering price to public	$22.32
Class B Shares:
Net asset value and offering price per share (Based on net assets of $378,157,174 and 18,288,810 shares of beneficial interest issued and outstanding)	$20.68
Class C Shares:
Net asset value and offering price per share (Based on net assets of $254,570,544 and 12,209,148 shares of beneficial interest issued and outstanding)	$20.85

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

10

Van Kampen Global Franchise Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:

Dividends (Net of foreign withholding taxes of $3,043,971)	$29,544,330
Interest	344,375
Total Income	29,888,705
Expenses:
Investment Advisory Fee	9,767,024
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $1,437,888, $2,828,135 and $1,760,836, respectively)	6,026,859
Shareholder Services	2,258,850
Custody	211,435
Legal	90,749
Directors' Fees and Related Expenses	33,780
Other	655,188
Total Expenses	19,043,885
Less Credits Earned on Cash Balances	10,650
Net Expenses	19,033,235
Net Investment Income	$10,855,470
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$15,111,130
Forward Foreign Currency Contracts	(21,299,739)
Foreign Currency Transactions	1,137,187
Net Realized Loss	(5,051,422)
Unrealized Appreciation/Depreciation:
Beginning of the Period	34,837,476
End of the Period:
Investments	233,164,286
Forward Foreign Currency Contracts	2,624,829
Foreign Currency Translation	49,715
235,838,830
Net Unrealized Appreciation During the Period	201,001,354
Net Realized and Unrealized Gain	$195,949,932
Net Increase in Net Assets From Operations	$206,805,402

See Notes to Financial Statements

11

Van Kampen Global Franchise Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income	$10,855,470	$5,034,166
Net Realized Loss	(5,051,422)	(8,298,546)
Net Unrealized Appreciation During the Period	201,001,354	22,139,251
Change in Net Assets from Operations	206,805,402	18,874,871
Distributions from Net Investment Income:
Class A Shares	(1,678,293)	-0-
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
	(1,678,293)	-0-
Distributions from Net Realized Gain:
Class A Shares	-0-	(53,503)
Class B Shares	-0-	(31,709)
Class C Shares	-0-	(18,163)
	-0-	(103,375)
Total Distributions	(1,678,293)	(103,375)
Net Change in Net Assets from Investment Activities	205,127,109	18,771,496
From Capital Transactions:
Proceeds from Shares Sold	921,849,071	751,352,095
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,565,137	92,201
Cost of Shares Repurchased	(279,230,496)	(340,243,513)
Net Change in Net Assets from Capital Transactions	644,183,712	411,200,783
Total Increase in Net Assets	849,310,821	429,972,279
Net Assets:
Beginning of the Period	696,993,631	267,021,352
End of the Period (Including accumulated undistributed net investment income of ($12,174,132) and ($1,188,114), respectively)	$1,546,304,452	$696,993,631

See Notes to Financial Statements

12

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$16.96	$17.23	$14.91	$13.78	$11.98
Net Investment Income	.27 (a)	.22 (a)	.12 (a)	.15 (a)	.08 (a)
Net Realized and Unrealized Gain/Loss	3.87	(.49)	2.31	1.89	2.22
Total from Investment Operations	4.14	(.27)	2.43	2.04	2.30
Less:
Distributions from Net Investment Income	.06	-0-	.11	.21	.32
Distributions from Net Realized Gain	-0-	-0- (c)	-0-	.70	.18
Total Distributions	.06	-0- (c)	.11	.91	.50
Net Asset Value, End of the Period	$21.04	$16.96	$17.23	$14.91	$13.78
Total Return * (b)	24.38%	–1.49%	16.45%	15.13%	19.83%
Net Assets at End of the Period (In millions)	$913.6	$365.0	$139.3	$15.8	$1.9
Ratio of Expenses to Average Net Assets *	1.51%	1.62%	1.80%	1.80%	1.80%
Ratio of Net Investment Income to Average Net Assets *	1.41%	1.40%	.73%	1.04%	.70%
Portfolio Turnover	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	1.80%	2.76%	7.17%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A	N/A	.73%	.09%	(4.67%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

13

Van Kampen Global Franchise Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$16.74	$17.14	$14.84	$13.73	$11.92
Net Investment Income/Loss	.11 (a)	.11 (a)	.01 (a)	.05 (a)	(.01	)(a)
Net Realized and Unrealized Gain/Loss	3.83	(.51)	2.29	1.85	2.22
Total from Investment Operations	3.94	(.40)	2.30	1.90	2.21
Less:
Distributions from Net Investment Income	-0-	-0-	-0- (c)	.09	.22
Distributions from Net Realized Gain	-0-	-0- (c)	-0-	.70	.18
Total Distributions	-0-	-0- (c)	-0- (c)	.79	.40
Net Asset Value, End of the Period	$20.68	$16.74	$17.14	$14.84	$13.73
Total Return * (b)	23.46%	–2.25%	15.53%	14.16%	19.09%
Net Assets at End of the Period (In millions)	$378.2	$207.6	$80.5	$7.1	$2.0
Ratio of Expenses to Average Net Assets *	2.26%	2.38%	2.55%	2.55%	2.55%
Ratio of Net Investment Income/Loss to Average Net Assets *	.59%	.70%	.05%	.34%	(.04%)
Portfolio Turnover	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	2.55%	3.82%	8.17%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A	N/A	.05%	(.93%)	(5.93%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

14

Van Kampen Global Franchise Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$16.88	$17.28	$14.96	$13.83	$12.02
Net Investment Income	.12 (a)	.11 (a)	.01 (a)	.05 (a)	-0-	(a) (c)
Net Realized and Unrealized Gain/Loss	3.85	(.51)	2.31	1.87	2.21
Total from Investment Operations	3.97	(.40)	2.32	1.92	2.21
Less:
Distributions from Net Investment Income	-0-	-0-	-0- (c)	.09	.22
Distributions from Net Realized Gain	-0-	-0- (c)	-0-	.70	.18
Total Distributions	-0-	-0- (c)	-0- (c)	.79	.40
Net Asset Value, End of the Period	$20.85	$16.88	$17.28	$14.96	$13.83
Total Return * (b)	23.45%	–2.24%	15.53%	14.19%	18.92%
Net Assets at End of the Period (In millions)	$254.6	$124.4	$47.2	$5.3	$1.8
Ratio of Expenses to Average Net Assets *	2.26%	2.38%	2.55%	2.55%	2.55%
Ratio of Net Investment Income/Loss to Average Net Assets *	.62%	.73%	.04%	.34%	(.02%)
Portfolio Turnover	10%	24%	21%	8%	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	2.55%	3.84%	7.15%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A	N/A	.04%	(.95%)	(4.59%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/
Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than
.01%.

N/A=Not Applicable

See Notes to Financial Statements

15

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004

1. Significant Accounting Policies

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt

16

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,276,858,087
Gross tax unrealized appreciation	$234,743,943
Gross tax unrealized depreciation	(3,806,483)
Net tax unrealized appreciation on investments	$230,937,460

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2004 and 2003 were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$4,722,264	$1,437,865
Long-term capital gain	-0-	101,184
	$4,722,264	$1,539,049

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $20,162,552 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. A permanent book and tax difference related to long-term capital gain

17

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

distributions totaling $2,191 was reclassified from capital to accumulated undistributed net investment income. Another permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $1,548 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,752,648
Undistributed long-term capital gain	7,640,859

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post-October currency losses totaling $12,150,547 which are not required for tax purposes until the first day of the following fiscal year.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $10,650 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

Effective June 1, 2004, this fee was reduced from 1.00%, .95%, and .90% respectively.

18

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

On August 11, 2003, the Adviser terminated the subadvisory agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $36,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $118,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $1,932,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $36,555 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

19

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3.  Capital Transactions

At June 30, 2004, capital aggregated $784,092,776, $311,945,914 and $214,099,673 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	33,608,494	$647,602,615
Class B	7,612,097	146,142,189
Class C	6,560,252	128,104,267
Total Sales	47,780,843	$921,849,071
Dividend Reinvestment:
Class A	81,348	$1,565,137
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	81,348	$1,565,137
Repurchases:
Class A	(11,792,059)	$(214,508,801)
Class B	(1,720,530)	(32,211,147)
Class C	(1,722,551)	(32,510,548)
Total Repurchases	(15,235,140)	$(279,230,496)

At June 30, 2003, capital aggregated $349,432,531, $198,014,336 and $118,505,593 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	31,784,765	$505,167,431
Class B	9,613,550	151,325,584
Class C	5,979,563	94,859,080
Total Sales	47,377,878	$751,352,095
Dividend Reinvestment:
Class A	3,111	$48,694
Class B	1,857	28,795
Class C	940	14,712
Total Dividend Reinvestment	5,908	$92,201
Repurchases:
Class A	(18,355,257)	$(289,414,440)
Class B	(1,913,133)	(29,784,301)
Class C	(1,343,217)	(21,044,772)
Total Repurchases	(21,611,607)	$(340,243,513)

20

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 35,677 and 18,895 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,491,600 and CDSC on redeemed shares of approximately $630,600. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2004, the Fund received redemption fees of approximately $19,000, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $645,654,196 and $97,565,793, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $8,279,400 and $428,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $3,170,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately 332,900.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2004, the Fund had outstanding forward foreign currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts
British Pound, 146,990,000 expiring 8/04/04	$265,875,924	$2,624,829

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

24

Van Kampen Global Franchise Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Management Limited

25 Cabot Square

Canary Wharf

London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue

Chicago, IL 60601

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2004. For corporate shareholders, 72% of the distributions qualify for the dividends received deduction. The Fund intends to pass through foreign tax credits of $3,043,971 and has derived gross income from sources within foreign countries amounting to $25,625,289. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. The Fund intends to designate up to a maximum of $4,722,264 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1998	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

26

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of fundsin the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

27

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

28

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1998	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

29

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

30

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

31

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

32

Van Kampen Global Franchise Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1998	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

33

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright © 2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 475, 575, 675
GLF ANR 8/04 RN04-01715P-Y06/04

Van Kampen

Global Value Equity Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 10/31/97 (the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/ max 1.00% sales charge
Since Inception	3.84%	2.92%	3.09%	3.09%	3.15%	3.15%
5-year	2.10	0.89	1.36	1.10	1.43	1.43
1-year	25.64	18.48	24.69	19.69	24.72	23.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ending June 30, 2004

Van Kampen Global Value Equity Fund is managed within the Adviser's Global Value team.1 Current members include Frances Campion, Managing Director of the Adviser; Paul Boyne, Executive Director of the Adviser; and Emilio Alvarez, Executive Director of the Adviser; Martin Moorman, Vice President of the Adviser; Doug McGraw, Senior Research Analyst of the Adviser.

Market Overview

The world's equity markets produced mixed results for the 12 months ended June 30, 2004, rallying strongly for the first half of the period and slowing in the second.

In the first six months, the U.S. gross-domestic-product (GDP) growth rate surged. Accommodative monetary and fiscal policies in the U.S. resulted in increased corporate profits and spending throughout much of this period. European markets also performed well during the first half of the reporting period. More-cyclical sectors (technology, materials, banks and capital goods) of the French, German, and Spanish markets fared particularly well.

In the second half of the reporting period, market performance slowed globally. Anxiety about rising inflation and the potential for rising interest rates, a cooling U.S. housing market, and concerns about the sustainability of U.S. economic recovery all cast a shadow on its home markets. Investor enthusiasm for global stocks was dampened by the possibility of an overheated economy in China and the negative effects a "hard-landing" there would have on world equity markets. Though they remained more robust than U.S. stocks, as a group, European equities also struggled. (France did maintain a brisker momentum, performing strongly through the second half of the period.) A rising euro also hampered European market gains.

Overall, Japan was a notable bright spot for much of the period. The Japanese economy demonstrated signs of a stable recovery and also benefited from the country's close trading relationship with China.

Performance Analysis

Van Kampen Global Value Equity Fund's 25.64 percent gain (Class A shares unadjusted for sales charge) for the 12-month period ended June 30, 2004,

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	MSCI World Index with Net Dividends
25.64%	24.69%	24.72%	24.00%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change at any time without notice.

2

outperformed that of its benchmark, the MSCI World Index with Net Dividends, which returned 24.00 percent for the same period.

Stock selection within several market segments benefited the fund's performance. Consumer-staples stocks Cadbury Schweppes (U.K.), Kroger (U.S.), Nestle (Switzerland), and Danone (France) boosted overall returns. Stocks from more-cyclical sectors of the market also helped during the period. Consumer-discretionary stocks Reed Elsevier (U.K.) and Boise Cascade (U.S.) delivered positive performance. Within the materials sector, Lafarge (France) and Syngenta (Switzerland) contributed gains, as did industrial stocks Rolls-Royce (U.K.), Boeing (U.S.), General Dynamics (U.S.), and Sumitomo Electric (Japan).

Although the fund's return benefited from strong performance in many sectors, not all stocks performed well. In particular, the fund's holdings in health care hampered returns, as several pharmaceutical securities underperformed the sector overall, particularly in Japan. Laggards included Takeda and Yamanouchi. Domestic health-care stocks Wyeth and Merck also declined.

Going forward, we will continue to adhere to our bottom-up strategy of seeking quality companies with competitive positioning and solid financial results that are selling at attractive valuations.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/04
Reed Elsevier plc	2.5%
GlaxoSmithKline plc	2.4
Nestle SA	2.1
Altria Group Inc	2.1
Royal Dutch Petroleum Co	2.0
International Business Machines Corp	2.0
Wyeth Inc	1.9
Royal Bank of Scotland Group plc	1.8
Cadbury Schweppes plc	1.7
Boeing Co	1.6
Top 5 Industries as of 06/30/04
Phamaceuticals	13.3%
Diversified Banks	6.7
Integrated Oil & Gas	6.4
Integrated Telecomm Services	6.0
Aerospace & Defense	5.8
Top 5 Countries as of 6/30/04
United States	40.4%
United Kingdom	19.3
Japan	11.2
Switzerland	7.5
France	6.0

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

4

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

5

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common Stocks 94.4%
Australia 0.9%
National Australia Bank, Ltd.	134,710	$2,790,709
Bermuda 0.4%
Tyco International, Ltd.	32,379	1,073,040
Cayman Islands 1.0%
XL Capital, Ltd.	41,655	3,143,286
Denmark 0.5%
Danisco A/S	31,540	1,625,959
France 5.7%
Aventis, SA	50,961	3,846,256
BNP Paribas, SA	61,117	3,757,869
Compagnie de Saint-Gobain	19,447	969,119
Groupe Danone	20,720	1,807,038
Lafarge, SA	41,380	3,689,376
Total, SA	20,915	3,986,441
		18,056,099
Germany 1.1%
BASF, AG	66,339	3,549,616
Hong Kong 0.5%
Hong Kong Electric Holdings, Ltd.	393,000	1,627,465
Ireland 1.1%
Bank of Ireland	260,912	3,478,268
Italy 2.5%
ENI S.p.A.	236,324	4,691,227
Telecom Italia S.p.A.	1,439,742	3,178,482
		7,869,709
Japan 10.8%
Canon, Inc.	75,000	3,941,416
Fuji Photo Film Co., Ltd.	112,000	3,500,800
Kao Corp.	154,000	3,701,686
Mitsui Sumitomo Insurance Co., Ltd.	177,000	1,658,136
Nippon Telegraph & Telephone Corp.	481	2,562,930
Rohm Co., Ltd.	19,400	2,315,624
Sankyo Co., Ltd.	77,700	1,679,482
Sekisui House, Ltd.	242,000	2,678,444
Sumitomo Electric Industries, Ltd.	259,000	2,634,620

See Notes to Financial Statements

6

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Takeda Chemical Industries, Ltd.	102,600	$4,491,651
Toyota Motor Corp.	38,800	1,567,390
Yamanouchi Pharmaceutical Co., Ltd.	94,000	3,152,950
		33,885,129
Netherlands 4.4%
Heineken, NV	47,012	1,544,514
ING Groep, NV	68,250	1,610,508
Koninklijke Royal Philips Electronics, NV	52,229	1,405,891
Royal Dutch Petroleum Co.-ADR	118,277	6,111,373
Unilever, NV	47,251	3,224,277
		13,896,563
Republic of Korea 1.0%
Samsung Electronics Co., Ltd., 144A-Private Placement-GDR (b)	4,047	832,670
SK Telecome Co., Ltd.-ADR	113,342	2,379,049
		3,211,719
Spain 0.9%
Telefonica, SA	194,797	2,878,836
Switzerland 7.2%
Converium Holdings, AG	70,864	3,683,854
Holcim, Ltd.	38,193	2,075,359
Nestle, SA	24,051	6,409,762
Novartis, AG	58,137	2,562,992
Roche Holding, AG	15,626	1,546,079
Syngenta, AG (Registered)	38,904	3,259,461
UBS, AG	42,484	2,991,592
		22,529,099
United Kingdom 18.4%
Allied Domecq Plc	485,190	4,141,829
Amvescap Plc	196,895	1,343,208
BAA Plc	204,354	2,052,209
Barclays Plc	348,908	2,973,709
Cadbury Schweppes Plc	587,573	5,071,791
Diageo Plc	259,120	3,495,446
GlaxoSmithKline Plc	357,290	7,234,454
National Grid Transco Plc	230,120	1,776,539
Prudential Corp. Plc	187,831	1,617,053
Reed Elsevier Plc	778,660	7,572,397
Rentokil Initial Plc	477,643	1,252,253
Rolls-Royce Group Plc	630,360	2,879,247
Royal Bank of Scotland Group Plc	187,686	5,407,582
Scottish & Southern Energy Plc	224,268	2,773,026
Vodafone Group Plc	2,137,751	4,683,440

See Notes to Financial Statements

7

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United Kingdom (Continued)
WPP Group Plc	176,946	$1,797,834
Yell Group Plc	321,146	2,008,757
		58,080,774
United States 38.0%
Alcoa, Inc.	92,946	3,070,006
Altria Group, Inc.	124,516	6,232,026
BellSouth Corp.	61,471	1,611,770
BJ's Wholesale Club, Inc. (a)	104,869	2,621,725
Boeing Co.	92,575	4,729,657
Boise Cascade Corp.	43,033	1,619,762
Bristol-Myers Squibb Co.	130,323	3,192,913
ChevronTexaco Corp.	24,232	2,280,473
Citigroup, Inc.	81,537	3,791,470
Coca-Cola Co.	34,993	1,766,447
Du Pont (E.I.) de Nemours & Co.	19,099	848,378
Emerson Electric Co.	18,056	1,147,459
Exxon Mobil Corp.	46,883	2,082,074
First Data Corp.	84,934	3,781,262
Gap, Inc. (The)	58,142	1,409,943
General Dynamics Corp.	33,657	3,342,140
Georgia-Pacific Corp.	63,814	2,359,842
Hewlett-Packard Co.	161,767	3,413,284
International Business Machines Corp.	68,078	6,001,076
Kimberly-Clark Corp.	49,308	3,248,411
Kroger Co. (a)	138,159	2,514,494
Loews Corp.-Carolina Group	86,442	2,122,151
MBIA, Inc.	61,924	3,537,099
McDonald's Corp.	135,405	3,520,530
Mellon Financial Corp.	125,429	3,678,833
Merck & Co., Inc.	43,496	2,066,060
Merrill Lynch & Co., Inc.	48,121	2,597,572
New York Times Co., Class A	44,882	2,006,674
Northrop Grumman Corp.	88,066	4,729,144
Parker Hannifin Corp.	28,019	1,666,010
Pfizer, Inc.	129,710	4,446,459
Prudential Financial, Inc.	60,056	2,790,802
Saint Paul Travelers, Inc.	101,777	4,126,040
SBC Communications, Inc.	147,439	3,575,396
U.S. Bancorp	62,633	1,726,165
United Technologies Corp.	18,928	1,731,533
Verizon Communications, Inc.	116,370	4,211,430
Viacom, Inc., Class B	59,593	2,128,662
Wyeth, Inc.	162,202	5,865,224

See Notes to Financial Statements

8

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United States (Continued)
Xerox Corp. (a)	140,359	$2,035,205
		119,625,601
Total Common Stocks 94.4%		297,321,872
Preferred Stocks 1.2%
Germany 0.6%
Porsche, AG	2,731	1,827,184
United States 0.6%
Ford Motor Co. Capital Trust II, 6.500%	37,102	2,031,706
Total Preferred Stocks		3,858,890
Total Long-Term Investments 95.6% (Cost $258,610,983)		301,180,762
Repurchase Agreement 3.8%
State Street Bank & Trust Co. ($11,862,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.65%, dated 06/30/04, to be sold on 07/01/04 at $11,862,214) (Cost $11,862,000)		11,862,000
Total Investments 99.4% (Cost $270,472,983)		313,042,762
Foreign Currency 0.6% (Cost $1,875,275)		1,886,258
Other Assets in Excess of Liabilities (0.0%)		129,051
Net Assets 100.0%		$315,058,071

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

See Notes to Financial Statements

9

Van Kampen Global Value Equity Fund

Portfolio of Investments ■  June 30, 2004 (continued)

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Pharmaceuticals	$ 40,084,521	12.7%
Diversified Banks	20,134,303	6.4
Integrated Oil & Gas	19,151,588	6.1
Integrated Telecommunication Services	18,018,844	5.7
Aerospace & Defense	17,411,721	5.5
Packaged Foods	16,512,868	5.2
Property & Casualty	12,464,561	4.0
Publishing	9,579,071	3.0
Computer Hardware	9,414,359	3.0
Diversified Chemicals	8,798,484	2.8
Tobacco	8,354,177	2.7
Distillers & Vintners	7,637,276	2.4
Wireless Telecommunication Services	7,062,489	2.2
Household Products	6,950,097	2.2
Office Electronics	5,976,621	1.9
Construction Materials	5,764,735	1.8
Automobile Manufacturers	5,426,280	1.7
Other Diversified Financial Services	5,401,978	1.7
Asset Management & Custody Banks	5,022,040	1.6
Life & Health Insurance	4,407,855	1.4
Advertising	3,806,591	1.2
Electrical Components & Equipment	3,782,079	1.2
Data Processing & Outsourcing Services	3,781,262	1.2
Reinsurance	3,683,854	1.2
Restaurants	3,520,530	1.1
Photographic Products	3,500,800	1.1
Fertilizers & Agricultural Chemicals	3,259,461	1.0
Semiconductors	3,148,294	1.0
Aluminum	3,070,006	1.0
Diversified Capital Markets	2,991,592	0.9
Homebuilding	2,678,444	0.9
Hypermarkets & Super Centers	2,621,725	0.8
Investment Banking & Brokerage	2,597,572	0.8
Food Retail	2,514,494	0.8
Paper Products	2,359,842	0.7
Movies & Entertainment	2,128,662	0.7
Airport Services	2,052,209	0.7
Multi-Utilities & Unregulated Power	1,776,539	0.6
Soft Drinks	1,766,447	0.6
Industrial Machinery	1,666,010	0.5
Agricultural Products	1,625,959	0.5
Specialty Stores	1,619,762	0.5
Brewers	1,544,514	0.5
Apparel Retail	1,409,943	0.4
Consumer Electronics	1,405,891	0.4
Diversified Commercial Services	1,252,253	0.4
Industrial Conglomerates	1,073,040	0.3
Building Products	969,119	0.3
	$301,180,762	95.6%

10

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $270,472,983)	$313,042,762
Foreign Currency (Cost $1,875,275)	1,886,258
Cash	714
Receivables:
Dividends	1,327,189
Investments Sold	832,940
Fund Shares Sold	580,178
Interest	214
Other	75,720
Total Assets	317,745,975
Liabilities:
Payables:
Investments Purchased	1,069,972
Fund Shares Repurchased	653,644
Distributor and Affiliates	424,321
Investment Advisory Fee	258,480
Accrued Expenses	186,988
Directors' Deferred Compensation and Retirement Plans	94,499
Total Liabilities	2,687,904
Net Assets	$315,058,071
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$306,399,511
Net Unrealized Appreciation	42,621,444
Accumulated Undistributed Net Investment Income	(114,448)
Accumulated Net Realized Loss	(33,848,436)
Net Assets	$315,058,071
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $67,087,147 and 6,272,122 shares of beneficial interest issued and outstanding)	$10.70
Maximum sales charge (5.75%* of offering price)	.65
Maximum offering price to public	$11.35
Class B Shares:
Net asset value and offering price per share (Based on net assets of $221,497,041 and 21,268,383 shares of beneficial interest issued and outstanding)	$10.41
Class C Shares:
Net asset value and offering price per share (Based on net assets of $26,473,883 and 2,534,519 shares of beneficial interest issued and outstanding)	$10.45

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

11

Van Kampen Global Value Equity Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $478,106)	$6,664,475
Interest	77,017
Total Income	6,741,492
Expenses:
Investment Advisory Fee	2,991,139
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $139,525, $2,170,979 and $247,673, respectively)	2,558,177
Shareholder Services	821,884
Custody	101,086
Legal	38,161
Directors' Fees and Related Expenses	26,290
Other	294,355
Total Expenses	6,831,092
Expense Reduction	87,846
Net Expenses	6,743,246
Net Investment Loss	$(1,754)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$6,711,935
Forward Foreign Currency Contracts	(354,306)
Foreign Currency Transactions	10,772
Net Realized Gain	6,368,401
Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,354,170)
End of the Period:
Investments	42,569,779
Foreign Currency Translation	51,665
42,621,444
Net Unrealized Appreciation During the Period	58,975,614
Net Realized and Unrealized Gain	$65,344,015
Net Increase in Net Assets From Operations	$65,342,261

See Notes to Financial Statements

12

Van Kampen Global Value Equity Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	For The Year Ended June 30, 2004	For The Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income/Loss	$(1,754)	$765,178
Net Realized Gain/Loss	6,368,401	(25,119,363)
Net Unrealized Appreciation/Depreciation During the Period	58,975,614	(31,196,797)
Change in Net Assets from Operations	65,342,261	(55,550,982)
Distributions from Net Investment Income:
Class A Shares	(518,502)	-0-
Class B Shares	(553,796)	-0-
Class C Shares	(62,502)	-0-
Total Distributions	(1,134,800)	-0-
Net Change in Net Assets from Investment Activities	64,207,461	(55,550,982)
From Capital Transactions:
Proceeds from Shares Sold	109,628,901	273,935,115
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,066,687	-0-
Cost of Shares Repurchased	(141,045,734)	(331,770,674)
Net Change in Net Assets from Capital Transactions	(30,350,146)	(57,835,559)
Total Increase/Decrease in Net Assets	33,857,315	(113,386,541)
Net Assets:
Beginning of the Period	281,200,756	394,587,297
End of the Period (Including accumulated undistributed net investment income of ($114,448) and $869,200, respectively)	$315,058,071	$281,200,756

See Notes to Financial Statements

13

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$8.60	$9.90	$10.57	$11.10	$11.47
Net Investment Income	.06 (a)	.07 (a)	.03 (a)	.07 (a)	.06 (a)
Net Realized and Unrealized Gain/Loss	2.14	(1.37)	(.60)	.38	.25
Total from Investment Operations	2.20	(1.30)	(.57)	.45	.31
Less:
Distributions from Net Investment Income	.10	-0-	.10	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	.98	.68
Total Distributions	.10	-0-	.10	.98	.68
Net Asset Value, End of the Period	$10.70	$8.60	$9.90	$10.57	$11.10
Total Return* (b)	25.64%	–13.13%	–5.28%	3.97%	3.22%
Net Assets at End of the Period (In millions)	$67.1	$52.6	$59.0	$90.7	$81.7
Ratio of Expenses to Average Net Assets*	1.64%	1.67%	1.60%	1.64%	1.66%
Ratio of Net Investment Income to Average Net Assets*	.66%	.88%	.26%	.60%	.53%
Portfolio Turnover	43%	24%	34%	33%	47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.67%	1.71%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	.63%	.84%	N/A	N/A	N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

14

Van Kampen Global Value Equity Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004		2003	2002		2001		2000
Net Asset Value, Beginning of the Period	$8.37		$9.71	$10.35		$10.96		$11.42
Net Investment Income/Loss	(.02	)(a)	.01 (a)	(.05	)(a)	(.02	)(a)	(.04	)(a)
Net Realized and Unrealized Gain/Loss	2.08		(1.35)	(.56)		.39		.26
Total from Investment Operations	2.06		(1.34)	(.61)		.37		.22
Less:
Distributions from Net Investment Income	.02		-0-	.03		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-	-0-		.98		.68
Total Distributions	.02		-0-	.03		.98		.68
Net Asset Value, End of the Period	$10.41		$8.37	$9.71		$10.35		$10.96
Total Return* (b)	24.69%		–13.80%	–5.81%		3.36%		2.24%
Net Assets at End of the Period (In millions)	$221.5		$205.6	$304.9		$383.9		$442.3
Ratio of Expenses to Average Net Assets*	2.40%		2.42%	2.35%		2.39%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.16%)		.10%	(.47%)		(.15%)		(.34%)
Portfolio Turnover	43%		24%	34%		33%		47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.43%		2.46%	N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(.19%)		.06%	N/A		N/A		N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

15

Van Kampen Global Value Equity Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$8.40		$9.71		$10.35		$10.96		$11.42
Net Investment Income/Loss	(.01	)(a)	.04	(a)	(.05	)(a)	(.02	)(a)	(.04	)(a)
Net Realized and Unrealized Gain/Loss	2.08		(1.35)		(.56)		.39		.26
Total from Investment Operations	2.07		(1.31)		(.61)		.37		.22
Less:
Distributions from Net Investment Income	.02		-0-		.03		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-		-0-		.98		.68
Total Distributions	.02		-0-		.03		.98		.68
Net Asset Value, End of the Period	$10.45		$8.40		$9.71		$10.35		$10.96
Total Return* (b)	24.72	%(d)	–13.49	%(c)(d)	–5.81%		3.36%		2.24%
Net Assets at End of the Period (In millions)	$26.5		$23.0		$30.7		$38.4		$42.6
Ratio of Expenses to Average Net Assets*	2.39	%(d)	2.39	%(d)	2.35%		2.39%		2.41%
Ratio of Net Investment Income/Loss to Average Net Assets*	(.13	%)(d)	.44	%(c)(d)	(.47%)		(.15%)		(.36%)
Portfolio Turnover	43%		24%		34%		33%		47%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.42	%(d)	2.43	%(d)	N/A		N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	(.16	%)(d)	.40	%(c)(d)	N/A		N/A		N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

See Notes to Financial Statements

16

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed securities and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transaction Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

17

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $28,770,884, which will expire between June 30, 2010 and June 30, 2012.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$275,550,535
Gross tax unrealized appreciation	$52,037,140
Gross tax unrealized depreciation	(14,544,913)
Net tax unrealized appreciation on investments	$37,492,227

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

	2004	2003
Distributions paid from:
Ordinary Income	$1,132,573	$-0-
Long-term capital gain	-0-	-0-
Return of Capital	2,227	-0-
	$1,134,800	$-0-

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At June 30, 2004, a permanent book to tax basis difference relating to a net operating loss totaling $490,663

18

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax basis difference relating to net realized foreign currency losses totaling $343,534 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,550 was reclassified to accumulated net realized loss from accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to distributions in excess of taxable income for fiscal year 2004 totaling $2,227 was reclassified from accumulated undistributed net investment income to capital.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

19

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	.95%
Over $1.25 billion	.90%

On August 11, 2003, the Adviser terminated the subsidiary agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $14,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $47,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $739,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $87,846 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $54,199 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $15,551.

20

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

3. Capital Transactions

At June 30, 2004, capital aggregated $58,560,745, $221,985,802 and $25,852,964 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	9,869,757	$89,948,056
Class B	1,629,789	16,508,939
Class C	319,083	3,171,906
Total Sales	11,818,629	$109,628,901
Dividend Reinvestment:
Class A	47,865	$470,973
Class B	55,772	536,529
Class C	6,140	59,185
Total Dividend Reinvestment	109,777	$1,066,687
Repurchases:
Class A	(9,762,914)	$(88,029,662)
Class B	(4,969,016)	(47,868,163)
Class C	(534,583)	(5,147,909)
Total Repurchases	(15,266,513)	$(141,045,734)

At June 30, 2003, capital aggregated $56,276,332, $253,155,016 and $27,811,199 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	32,180,167	$266,264,525
Class B	660,064	5,385,647
Class C	287,385	2,284,943
Total Sales	33,127,616	$273,935,115
Repurchases:
Class A	(32,021,384)	$(267,173,514)
Class B	(7,491,806)	(59,040,852)
Class C	(708,131)	(5,556,308)
Total Repurchases	(40,221,321)	$(331,770,674)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 18,826 and 17,256 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be

21

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $88,800 and CDSC on redeemed shares of approximately $65,800. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2004, the Fund received redemption fees of approximately $900, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $124,037,718 and $150,475,405, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $4,045,500 and $2,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

22

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $1,649,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $600,000.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2004, the Fund did not have any outstanding forward foreign currency contracts.

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Value Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

25

Van Kampen Global Value Equity Value

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Advisor

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Management Limited

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

180 N. Stetson Avenue

Chicago, Illinois 60601

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2004. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconcilation Act of 2003. The Fund intends to designate up to a maximum of $1,134,800 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

27

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

28

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

29

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

30

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

31

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

32

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

33

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

34

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

35

Your Notes

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management,
Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc.,
Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many
Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2004 Van Kampen Funds Inc. All rights reserved.
465, 565, 665  Member NASD/SIPC.
MSGL ANR 8/04 RN04-01657P-Y06/04

Van Kampen

International Magnum
Fund

ANNUAL REPORT

June 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen International Magnum Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/04

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI EAFE Index from 7/31/96
(the first month-end after inception) through 6/30/04. Class A shares, adjusted for sales charges.

	A Shares since 7/01/96		B Shares since 7/01/96		C Shares since 7/01/96
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/ max 1.00% sales charge
Since Inception	1.26%	0.52%	0.55%	0.55%	0.56%	0.56%
5-year	–1.63	–2.79	–2.29	–2.58	–2.28	–2.28
1-year	28.43	20.99	27.51	22.51	27.60	26.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI EAFE Index is an unmanaged index of common stocks from Europe, Australasia, New Zealand and the Far East. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ending June 30, 2004

Van Kampen International Magnum Fund is managed by the subadviser's International Magnum team.1 Francine J. Bovich, Managing Director, is a current member of the team.

Market Overview

Global equity markets performed strongly for the 12 months ended June 30, 2004, based on expectations for continuing economic recovery and a return to corporate profitability. Equities also benefited from a low interest-rate environment that stimulated sustained growth in many regions. Although returns were positive in each quarter of the period, the most substantial gains were made in the first half of the period as optimism about economic news drove performance. Momentum tapered off in the second half against a backdrop of rising oil prices, ongoing conflict in Iraq, and the specter of rising interest rates.

Overseas markets outperformed U.S. markets for the 12 months overall, with Japan posting the strongest gain-more than 46 percent. Several factors came together to support the appreciation in the Japanese markets: its export ties to China, substantial improvement in the domestic economy, bank reforms and stabilization of the real-estate market.

European equities solidly outperformed U.S. equities, though they lagged the more-vigorous recovery in Japan. For many core European countries, economic indicators were slower to show positive progress over the period. Additionally, an appreciating euro further hindered market gains. The geopolitical environment in Europe was also generally unsupportive of market performance; concerns over terrorism and proximity to regions of conflict created negative investor sentiment.

Performance Analysis

Van Kampen International Magnum Fund returned 28.43 percent (Class A shares unadjusted for sales charge), while the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index returned 32.37 percent for the 12-month period ended June 30, 2004.

Total return for the 12-month period ended June 30, 2004

Class A	Class B	Class C	MSCI EAFE Index
28.43%	27.51%	27.60%	32.37%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change at any time without notice.

2

Lagging results during the first half of the reporting period largely drove the fund's overall underperformance relative to its benchmark. In particular, stock selection of European issues detracted, while the fund benefited from our decision to underweight European equities. We believed that the recovery of European economies was likely to require an extended period of time, and that turned out to be the case. The smaller exposure to European stocks, however, was unable to overcome the disappointing results of many of the European issues the fund did hold.

Additionally, our long-term strategy was out-of-step with some of the short-term preferences of the market. For example, we emphasize higher-quality companies. However, investors continued to expect economic growth, and were therefore willing to take on the higher risk associated with lower-quality issues. This flight from quality drove the prices of many speculative stocks upward, but these were stocks that our discipline does not favor.

Performance suffered from the fund's underweighting in materials and technology stocks, where we did not find ample investment opportunities that met our criteria. Additionally, within the industrial sector, we chose to focus on diversified capital-goods companies, and these stocks lagged other, more-aggressively cyclical (and in our view, lower quality) companies within the sector.

The fund held a higher weighting in telecommunications stocks, compared to the MSCI EAFE Index; this hurt relative performance. Many telecommunications companies were involved in balance-sheet reparation during the period and took longer than expected to show top-line growth.

The fund's investments in Japan also produced mixed results. Compared to the benchmark, the fund had greater exposure to Japan, which was a positive, as discussed previously. However, the portfolio did not hold bank stocks, which rallied in the third quarter of 2003 and the first quarter of 2004.

As during the period, we will remain focused on seeking attractively priced international stocks, using a combination of strategic geographic allocation and fundamental stock selection.

There is no guarantee that the securities mentioned will continue to perform well or be held by the fund in the future.

3

Top 10 Holdings as of 6/30/04
Novartis AG	2.5%
GlaxoSmithKline plc	2.2
Vodafone Group plc	2.2
Royal Bank of Scotland Group plc	1.8
Total SA Class B	1.7
Siemens AG	1.7
UBS AG	1.7
Unilever NV	1.6
Royal Dutch Petroleum Co	1.4
BNP Paribas SA	1.4
Top 5 Industries as of 6/30/04
Diversified Banks	10.2%
Pharmaceuticals	8.6
Integrated Oil & Gas	5.9
Integrated Telecom Services	5.3
Packaged Foods	4.0
Top 5 Countries as of 6/30/04
United Kingdom	24.3%
Japan	23.6
France	9.9
Switzerland	8.6
Germany	7.1

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

5

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

6

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004

Description	Number of Shares	Value
Common and Preferred Stocks 95.5%
Australia 2.9%
AMP, Ltd.	71,900	$315,972
Australia and New Zealand Banking Group, Ltd.	9,572	121,477
BHP Biliton, Ltd.	40,978	356,466
Coles Myer, Ltd.	10,650	63,512
National Australia Bank, Ltd.	7,700	159,516
Newcrest Mining, Ltd.	12,700	121,498
News Corp., Ltd.	29,940	263,565
Promina Group, Ltd.	44,000	122,188
Qantas Airways, Ltd.	26,963	65,891
QBE Insurance Group, Ltd.	14,650	130,186
Rio Tinto, Ltd.	11,200	279,533
Westpac Banking Corp., Ltd.	13,400	163,732
		2,163,536
Belgium 1.0%
AGFA-Gevaert, NV	12,363	306,619
Fortis	6,096	134,506
Solvay, SA	3,626	295,943
		737,068
Bermuda 0.6%
Esprit Holdings, Ltd.	66,000	295,315
Li & Fung, Ltd.	94,400	137,973
		433,288
Denmark 0.7%
Danske Bank A/S	7,519	178,121
Novo-Nordisk A/S	6,388	328,793
		506,914
Finland 1.5%
Nokia Oyj	16,738	241,461
Pohjola Group Plc, Class D	8,202	84,401
Sampo Oyj, Class A	47,761	463,591
TietoEnator Oyj	9,280	281,629
		1,071,082
France 9.4%
Atos Origin, SA (a)	3,756	241,223
Aventis, SA	2,845	214,725
Axa	33,809	744,337
BNP Paribas, SA	15,733	967,367
Cap Gemini, SA (a)	3,888	156,015
Carrefour, SA	5,996	290,854
France Telecom, SA	32,947	858,408
Groupe Danone	3,346	291,812
L'Oreal, SA	2,726	217,680

See Notes to Financial Statements

7

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
France (Continued)
M6-Metropole Television	8,734	$246,149
Neopost, SA	3,143	185,721
Schneider Electric, SA	10,836	739,419
Societe Generale	4,334	368,225
Total, SA, Class B	6,308	1,202,317
Vinci, SA	2,643	266,186
		6,990,438
Germany 6.8%
Adidas-Salomon, AG	2,988	356,649
Allianz, AG	4,737	512,977
Bayerische Motoren Werke, AG	12,698	561,742
Deutsche Boerse, AG	10,069	511,575
Deutsche Telekom, AG (a)	27,296	479,429
E.On, AG	2,647	190,927
Fresenius Medical Care, AG	4,224	313,358
Infineon Technologies, AG (a)	11,930	160,057
Linde, AG	2,930	161,231
Muenchener Rueckversicherungs	693	75,105
Porsche, AG-Preferred Stock	331	221,457
SAP, AG	1,823	302,144
Siemens, AG	16,536	1,188,912
		5,035,563
Hong Kong 2.4%
Cathay Pacific Airways, Ltd.	62,000	116,452
Great Eagle Holding, Ltd.	233,000	359,964
Henderson Land Development Co., Ltd.	109,000	469,551
Hysan Development Co., Ltd.	135,000	200,774
Kerry Properties, Ltd.	82,000	125,106
New World Development Co., Ltd.	395,000	291,193
Sun Hung Kai Properties, Ltd.	7,000	57,437
Techtronic Industries Co.	40,000	63,848
Television Broadcasts, Ltd.	26,000	111,670
		1,795,995
Ireland 0.6%
Bank of Ireland	34,653	461,966
Bank of Ireland	349	4,661
		466,627
Italy 3.3%
ENI S.p.A.	36,337	721,320
Telecom Italia S.p.A.	204,456	635,403
Telecom Italia S.p.A.-RNC	200,277	442,146
TIM S.p.A	35,435	200,852

See Notes to Financial Statements

8

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Italy (Continued)
UniCredito Italiano S.p.A.	95,875	$473,467
		2,473,188
Japan 22.5%
Amada Co., Ltd.	43,000	282,959
Canon, Inc.	8,000	420,418
Casio Computer Co., Ltd.	24,000	362,363
Dai Nippon Printing Co., Ltd.	16,000	254,883
Daicel Chemical Industries, Ltd.	47,000	246,136
Daifuku Co., Ltd.	37,000	188,356
Daikin Industries, Ltd.	16,000	428,460
Denki Kagaku Kogyo KK	63,000	222,831
East Japan Railway Co.	49	274,076
FamilyMart Co., Ltd.	11,100	361,157
Fuji Machine Manufacturing Co.	8,900	102,897
Fuji Photo Film Co., Ltd.	10,000	312,571
Fujitec Co., Ltd.	15,000	76,086
Fujitsu, Ltd.	56,000	393,584
Furukawa Electric Co., Ltd. (a)	32,000	136,288
Hitachi Capital Corp.	17,100	317,260
Hitachi High-Technologies Corp.	5,000	67,724
Hitachi, Ltd.	53,000	363,780
House Foods Corp.	9,800	138,113
Kaneka Corp.	38,000	358,763
Kurita Water Industries, Ltd.	17,100	233,647
Kyocera Corp.	4,400	372,380
Kyudenko Corp.	14,000	69,862
Lintec Corp.	11,000	164,274
Matsushita Electric Industrial Co., Ltd.	31,000	438,870
Minebea Co., Ltd.	38,000	176,429
Mitsubishi Chemical Corp.	85,000	225,289
Mitsubishi Corp.	35,000	339,076
Mitsubishi Estate Co., Ltd.	20,000	247,498
Mitsubishi Heavy Industries, Ltd. (a)	107,000	289,467
Mitsubishi Logistics Corp.	11,000	103,953
Mitsumi Electric Co., Ltd.	16,200	186,852
Nagase & Co., Ltd.	14,000	127,825
NEC Corp.	49,000	343,938
Nifco, Inc.	12,000	189,517
Nintendo Co., Ltd.	3,700	427,775
Nippon Meat Packers, Inc.	14,000	171,969
Nippon Telegraph & Telephone Corp.	58	309,044
Nissan Motor Co., Ltd.	41,900	464,513
Nissha Printing Co., Ltd.	6,000	95,581

See Notes to Financial Statements

9

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Japan (Continued)
Nisshinbo Industries, Inc.	21,000	$157,574
Obayashi Corp.	43,000	230,691
Ono Pharmaceutical Co., Ltd.	7,000	328,200
Ricoh Co., Ltd.	21,000	445,277
Rinnai Corp.	4,600	139,579
Rohm Co., Ltd.	1,500	179,043
Ryosan Co., Ltd.	8,800	200,667
Sangetsu Co., Ltd.	1,300	33,090
Sanki Engineering Co., Ltd.	6,000	43,596
Sankyo Co., Ltd.	17,100	369,616
Sanwa Shutter Corp.	31,000	165,178
Sekisui Chemical Co., Ltd.	38,000	319,865
Sekisui House, Ltd.	23,000	254,563
Shin-Etsu Polymer Co., Ltd.	22,000	129,690
Sony Corp.	8,400	315,533
Suzuki Motor Co., Ltd.	18,000	316,191
TDK Corp.	5,100	385,943
Toho Co., Ltd.	5,400	78,274
Tokyo Electric Power Co., Inc.	10,400	235,251
Toshiba Corp.	93,000	373,139
Toyo Ink Mfg Co., Ltd.	22,000	86,661
Toyota Motor Corp.	13,900	561,514
Tsubakimoto Chain Co.	40,000	136,727
Yamaha Corp.	20,100	328,831
Yamaha Motor Co.	13,000	201,864
Yamanouchi Pharmaceutical Co., Ltd.	11,300	379,025
		16,682,046
Netherlands 6.1%
Aegon, NV	21,933	264,381
ASML Holding, NV (a)	9,319	157,672
Koninklijke (Royal) Philips Electronics, NV	14,213	382,583
Koninklijke Ahold, NV (a)	20,178	158,306
Koninklijke (Royal) Numico, NV (a)	9,650	309,995
Royal Dutch Petroleum Co.	18,979	973,730
STMicroelectronics, NV	16,478	361,375
Unilever, NV CVA	16,063	1,096,094
Wolters Kluwer, NV	43,459	788,691
		4,492,827
Norway 0.4%
DnB Holding, ASA	48,056	327,316
Singapore 1.6%
Capitacommercial Trust (a)	32,200	20,209

See Notes to Financial Statements

10

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
Singapore (Continued)
CapitaLand, Ltd.	161,000	$128,179
City Developments, Ltd.-Warrants expiring 05/10/06	3,100	5,296
City Developments, Ltd.	31,000	97,280
Neptune Orient Lines, Ltd.	119,000	163,203
Oversea-Chinese Banking Corp., Ltd.	24,000	168,759
Sembcorp Industries, Ltd.	111,000	86,437
Singapore Airlines, Ltd.	45,000	292,887
Venture Corp., Ltd.	18,000	188,285
		1,150,535
Spain 2.6%
ACS Actividades de Construccion y Servicios, SA	13,557	228,387
Altadis, SA	9,665	298,603
Banco Bilbao Vizcaya, SA	29,367	392,212
Grupo Ferrovial, SA	2,632	109,553
Sogecable, SA (a)	3,475	140,119
Telefonica, SA (a)	53,329	788,131
		1,957,005
Sweden 1.6%
Assa Abloy AB	22,868	292,067
Autoliv, Inc.-SDR	5,589	233,243
Electrolux AB, Class B	5,692	109,141
Telefonaktiebolaget LM Ericsson, Class B (a)	36,828	108,489
Securitas AB, Class B	12,964	161,704
SKF AB, Class B	7,646	280,532
		1,185,176
Switzerland 8.3%
Ciba Specialty Chemicals, AG (Registered)	3,734	268,747
Converium Holdings, AG	6,134	318,875
Credit Suisse Group	11,947	424,210
Holcim, Ltd. (Registered)	6,126	332,879
Nestle, SA (Registered)	2,321	618,563
Novartis, AG (Registered)	39,908	1,759,359
Roche Holding, AG	3,472	343,529
Schindler Holding, AG (Registered)	666	202,205
Swiss Reinsurance (Registered)	4,424	287,167
Swisscom, AG (Registered)	628	207,454
Syngenta, AG	2,269	190,102
UBS, AG	16,646	1,172,160
		6,125,250
United Kingdom 23.2%
Allied Domecq Plc	55,186	471,096
Amvescap Plc	13,931	95,037
AstraZeneca Group Plc	17,761	797,238

See Notes to Financial Statements

11

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Number of Shares	Value
United Kingdom (Continued)
Barclays Plc	70,237	$598,623
BOC Group Plc	24,617	412,247
BP Plc	35,712	315,547
British American Tobacco Plc	22,144	343,312
British Sky Broadcasting Group Plc (a)	34,491	389,240
Cadbury Schweppes Plc (a)	21,777	187,974
Compass Group Plc	44,881	274,011
Diageo Plc (a)	32,527	438,779
EMAP Plc	13,556	182,005
GlaxoSmithKline Plc	78,524	1,589,964
Hays Plc	228,593	509,102
HBOS Plc	5,879	72,799
HSBC Holdings Plc (a)	64,206	955,235
ITV Plc (a)	104,697	219,400
Jarvis Plc	58,686	83,052
Lloyds TSB Group Plc	66,262	519,060
MFI Furniture Group Plc	61,189	167,915
National Grid Transco Plc	36,366	280,747
Prudential Corp. Plc	96,162	827,867
Reed Elsevier Plc	86,861	844,715
Rentokil Initial Plc	56,841	149,022
Rexam Plc (a)	18,762	152,588
Rolls-Royce Group Plc	47,693	217,844
Royal Bank of Scotland Group Plc	43,802	1,262,017
Scottish & Southern Energy Plc	13,059	161,472
Shell Transport & Trading Co. Plc	131,485	964,974
Smith & Nephew Plc	21,384	230,266
Smiths Group Plc	39,807	539,150
Stagecoach Group Plc (a)	96,683	156,998
Tesco Plc	93,834	453,284
Vedanta Resources Plc (a)	25,869	135,057
Vodafone Group Plc	725,688	1,589,856
WPP Group Plc	27,763	282,082
Yell Group Plc	51,913	324,714
		17,194,289
Total Investments 95.5% (Cost $56,872,896)		70,788,143
Foreign Currency 1.4% (Cost $1,064,548)		1,060,950

See Notes to Financial Statements

12

Van Kampen International Magnum Fund

Portfolio of Investments ■ June 30, 2004 (continued)

Description	Value
Other Assets in Excess of Liabilities 3.1%	$ 2,242,853
Net Assets 100.0%	$74,091,946

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

CVA-Certification Van Aandelen

SDR-Swedish Depository Receipt

See Notes to Financial Statements

13

Van Kampen International Magnum Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (unaudited)

Industry	Value	Percent of Net Assets
Diversified Banks	$7,194,554	9.7%
Pharmaceuticals	6,110,449	8.2
Integrated Oil & Gas	4,177,887	5.6
Integrated Telecommunication Services	3,720,015	5.0
Packaged Foods	2,814,520	3.8
Automobile Manufacturers	2,125,416	2.9
Real Estate Management & Development	1,982,279	2.7
Industrial Machinery	1,969,306	2.7
Publishing	1,815,412	2.5
Industrial Conglomerates	1,814,499	2.4
Multi-line Insurance	1,805,306	2.4
Wireless Telecommunication Services	1,790,708	2.4
Diversified Capital Markets	1,596,370	2.2
Consumer Electronics	1,499,349	2.0
Commodity Chemicals	1,456,616	2.0
Life & Health Insurance	1,408,220	1.9
Electronic Equipment Manufacturers	1,189,828	1.6
Computer Hardware	1,110,661	1.5
Broadcasting & Cable TV	1,106,577	1.5
Office Electronics	1,051,416	1.4
Food Retail	972,747	1.3
Construction & Engineering	948,275	1.3
Distillers & Vintners	909,875	1.2
Diversified Commercial Services	902,880	1.2
Building Products	885,706	1.2
Electrical Components & Equipment	875,707	1.2
Diversified Metals & Mining	771,055	1.0
Specialty Chemicals	731,234	1.0
Semiconductors	700,475	0.9
Reinsurance	681,147	0.9
IT Consulting & Other Services	678,867	0.9
Tobacco	641,915	0.9
Photographic Products	619,191	0.8
Advertising	606,796	0.8
Electric Utilities	587,650	0.8
Homebuilding	574,428	0.8
Industrial Gases	573,478	0.8
Specialized Finance	511,575	0.7
Airlines	475,230	0.6
Trading Companies & Distributors	466,901	0.6
Home Entertainment Software	427,775	0.6
Apparel & Accessories	356,649	0.5
Hypermarkets & Super Centers	354,367	0.5
Commercial Printing	350,464	0.5
Communications Equipment	349,950	0.5
Movies & Entertainment	341,839	0.5

14

Van Kampen International Magnum Fund

June 30, 2004

Summary of Long-Term Investments by Industry Classification (unaudited) (Continued)

Industry	Value	Percent of Net Assets
Construction Materials	$ 332,879	0.4%
Leisure Products	328,831	0.4
Consumer Finance	317,260	0.4
Health Care Services	313,358	0.4
Household Appliances	312,567	0.4
Application Software	302,144	0.4
Apparel Retail	295,315	0.4
Multi-Utilities & Unregulated Power	280,747	0.4
Railroads	274,076	0.4
Restaurants	274,011	0.4
Property & Casualty	252,374	0.3
Auto Parts & Equipment	233,243	0.3
Health Care Supplies	230,266	0.3
Aerospace & Defense	217,844	0.3
Personal Products	217,680	0.3
Motorcycle Manufacturers	201,864	0.3
Technology Distributors	200,667	0.3
Fertilizers & Agricultural Chemicals	190,102	0.3
Electronic Manufacturing Services	188,283	0.3
Computer Storage & Peripherals	186,852	0.3
Specialty Stores	167,915	0.2
Marine	163,203	0.2
Semiconductor Equipment	157,672	0.2
Textile	157,574	0.2
Trucking	156,998	0.2
Metal & Glass Containers	152,588	0.2
Distributors	137,973	0.2
Other Diversified Financial Services	134,506	0.2
Gold	121,498	0.2
Marine Ports & Services	103,953	0.1
Asset Management & Custody Banks	95,037	0.1
Home Furnishings	33,090	0.0
Real Estate Investment Trusts	20,209	0.0
	$70,788,143	95.5%

15

Van Kampen International Magnum Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2004

Assets:
Total Investments (Cost $56,872,896)	$70,788,143
Foreign Currency (Cost $1,064,548)	1,060,950
Cash	1,794,725
Receivables:
Investments Sold	282,247
Dividends	258,363
Fund Shares Sold	227,970
Variation Margin on Futures	50,340
Forward Foreign Currency Contracts	30,452
Other	53,675
Total Assets	74,546,865
Liabilities:
Payables:
Fund Shares Repurchased	158,043
Distributor and Affiliates	87,266
Investment Advisory Fee	32,009
Accrued Expenses	93,786
Directors' Deferred Compensation and Retirement Plans	77,442
Forward Foreign Currency Contracts	6,373
Total Liabilities	454,919
Net Assets	$74,091,946
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)	$82,684,002
Net Unrealized Appreciation	14,017,908
Accumulated Undistributed Net Investment Income	549,700
Accumulated Net Realized Loss	(23,159,664)
Net Assets	$74,091,946
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $43,101,772 and 3,536,416 shares of beneficial interest issued and outstanding)	$12.19
Maximum sales charge (5.75%* of offering price)	.74
Maximum offering price to public	$12.93
Class B Shares:
Net asset value and offering price per share (Based on net assets of $24,649,550 and 2,085,274 shares of beneficial interest issued and outstanding)	$11.82
Class C Shares:
Net asset value and offering price per share (Based on net assets of $6,340,624 and 533,966 shares of beneficial interest issued and outstanding)	$11.87

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen International Magnum Fund

Financial Statements (continued)

Statement of Operations

For the Year Ended June 30, 2004

Investment Income:
Dividends (Net of foreign withholding taxes of $189,571)	$1,553,953
Interest	16,445
Other	20,306
Total Income	1,590,704
Expenses:
Investment Advisory Fee	556,947
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $95,695, $240,384 and $67,417, respectively)	403,496
Shareholder Services	244,045
Custody	98,836
Legal	41,126
Directors' Fees and Related Expenses	24,898
Other	238,048
Total Expenses	1,607,396
Expense Fee Reduction ($94,335 Investment Advisory Fee and $132,939 Other)	227,274
Less Credits Earned on Cash Balances	253
Net Expenses	1,379,869
Net Investment Income	$210,835
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$4,223,297
Futures	789,366
Foreign Currency Transactions	362,221
Net Realized Gain	5,374,884
Unrealized Appreciation/Depreciation:
Beginning of the Period	2,973,132
End of the Period:
Investments	13,915,247
Futures	50,340
Forward Foreign Currency Contracts	24,079
Foreign Currency Translation	28,242
14,017,908
Net Unrealized Appreciation During the Period	11,044,776
Net Realized and Unrealized Gain	$16,419,660
Net Increase in Net Assets From Operations	$16,630,495

See Notes to Financial Statements

17

Van Kampen International Magnum Fund

Financial Statements (continued)

Statement of Changes in Net Assets

	For the Year Ended June 30, 2004	For the Year Ended June 30, 2003
From Investment Activities:
Operations:
Net Investment Income	$210,835	$184,080
Net Realized Gain/Loss	5,374,884	(6,966,051)
Net Unrealized Appreciation During the Period	11,044,776	81,817
Change in Net Assets from Operations	16,630,495	(6,700,154)
Distributions from Net Investment Income:
Class A Shares	(392,620)	(162,037)
Class B Shares	(77,199)	-0-
Class C Shares	(20,537)	-0-
Total Distributions	(490,356)	(162,037)
Net Change in Net Assets from Investment Activities	16,140,139	(6,862,191)
From Capital Transactions:
Proceeds from Shares Sold	24,945,841	347,535,664
Net Asset Value of Shares Issued Through Dividend Reinvestment	473,701	151,716
Cost of Shares Repurchased	(28,830,218)	(369,566,686)
Net Change in Net Assets from Capital Transactions	(3,410,676)	(21,879,306)
Total Increase/Decrease in Net Assets	12,729,463	(28,741,497)
Net Assets:
Beginning of the Period	61,362,483	90,103,980
End of the Period (Including accumulated undistributed net investment income of $549,700 and $464,691, respectively)	$74,091,946	$61,362,483

See Notes to Financial Statements

18

Van Kampen International Magnum Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of the Period	$9.59	$11.11	$12.34	$15.58	$13.57
Net Investment Income.	.07 (a)	.05 (a)	.02 (a)	.07 (a)	.04 (a)
Net Realized and Unrealized Gain/Loss	2.65	(1.53)	(1.25)	(3.16)	1.97
Total from Investment Operations	2.72	(1.48)	(1.23)	(3.09)	2.01
Less:
Distributions from Net Investment Income	.12	.04	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	.15	-0-
Total Distributions	.12	.04	-0-	.15	-0-
Net Asset Value, End of the Period	$12.19	$9.59	$11.11	$12.34	$15.58
Total Return* (b)	28.43%	–13.33%	–9.89%	–20.00%	14.81%
Net Assets at End of the Period (In millions)	$43.1	$32.6	$51.8	$77.1	$62.7
Ratio of Expenses to Average Net Assets*	1.65%	1.65%	1.65%	1.60%	1.65%
Ratio of Net Investment Income to Average Net Assets*	.66%	.54%	.18%	.47%	.26%
Portfolio Turnover	51%	56%	62%	41%	66%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.98%	1.94%	1.75%	N/A	1.68%
Ratio of Net Investment Income to Average Net Assets	.33%	.25%	.08%	N/A	.23%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen International Magnum Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$9.30		$10.87		$12.12		$15.35		$13.47
Net Investment Loss	(.02	)(a)	(.01	)(a)	(.06	)(a)	(.05	)(a)	(.08	)(a)
Net Realized and Unrealized Gain/Loss	2.58		(1.56)		(1.19)		(3.03)		1.96
Total from Investment Operations	2.56		(1.57)		(1.25)		(3.08)		1.88
Less:
Distributions from Net Investment Income	.04		-0-		-0-		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-		-0-		.15		-0-
Total Distributions	.04		-0-		-0-		.15		-0-
Net Asset Value, End of the Period	$11.82		$9.30		$10.87		$12.12		$15.35
Total Return* (b)	27.51%		–14.44%		–10.24%		–20.28%		14.12%
Net Assets at End of the Period (In millions)	$24.6		$21.4		$30.2		$40.3		$55.6
Ratio of Expenses to Average Net Assets*	2.40%		2.40%		2.40%		2.35%		2.40%
Ratio of Net Investment Loss to Average Net Assets*	(.14%)		(.15%)		(.57%)		(.34%)		(.55%)
Portfolio Turnover	51%		56%		62%		41%		66%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.73%		2.69%		2.50%		N/A		2.43%
Ratio of Net Investment Loss to Average Net Assets	(.47%)		(.44%)		(.67%)		N/A		(.58%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen International Magnum Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2004		2003		2002		2001		2000
Net Asset Value, Beginning of the Period	$9.34		$10.92		$12.18		$15.43		$13.52
Net Investment Loss	(.02	)(a)	-0-	(a)(c)	(.07	)(a)	(.05	)(a)	(.09	)(a)
Net Realized and Unrealized Gain/Loss	2.59		(1.58)		(1.19)		(3.05)		2.00
Total from Investment Operations	2.57		(1.58)		(1.26)		(3.10)		1.91
Less:
Distributions from Net Investment Income	.04		-0-		-0-		-0-		-0-
Distributions from Net Realized Gain	-0-		-0-		-0-		.15		-0-
Total Distributions	.04		-0-		-0-		.15		-0-
Net Asset Value, End of the Period	$11.87		$9.34		$10.92		$12.18		$15.43
Total Return* (b)	27.60%		–14.47%		–10.27%		–20.26%		14.13%
Net Assets at End of the Period (In millions)	$6.3		$7.3		$8.1		$13.1		$15.2
Ratio of Expenses to Average Net Assets*	2.40%		2.40%		2.40%		2.35%		2.40%
Ratio of Net Investment Income/ Loss to Average Net Assets*	(.19%)		.02%		(.59%)		(.35%)		(.58%)
Portfolio Turnover	51%		56%		62%		41%		66%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.73%		2.69%		2.50%		N/A		2.43%
Ratio of Net Investment Loss to Average Net Assets	(.52%)		(.27%)		(.69%)		N/A		(.61%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

21

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004

1.  Significant Accounting Policies

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Securities listed on a foreign exchange are valued at their closing price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially fair value as of the close of NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

22

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $19,810,171, which will expire between June 30, 2009 and June 30, 2012.

At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$60,172,048
Gross tax unrealized appreciation	$12,606,808
Gross tax unrealized depreciation	(1,990,713)
Net tax unrealized appreciation on investments	$10,616,095

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of the distributions paid during the years ended June 30, 2004 and 2003 were as follows:

	2004	2003
Distributions paid from
Ordinary income	$679,927	$334,575
Long-term capital gain	-0-	-0-
	$679,927	$334,575

23

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,309 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized gains on foreign currency transactions totaling $362,221 was reclassified to accumulated undistributed net investment income from accumulated net realized loss.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$719,987

Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open future transactions at June 30, 2004.

F.  Expense Reductions During the year ended June 30, 2004, the Fund's custody fee was reduced by $253 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

24

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

On August 11, 2003, the Adviser terminated the subadvisory agreement between the Adviser and Morgan Stanley Investment Management Inc. in respect of the Fund. On that date, the Adviser entered into subadvisory agreements with Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company and Morgan Stanley Asset & Investment Trust Co., Limited (the "Subadvisers", each a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays a portion of its investment advisory fee to each Subadviser based on a monthly asset allocation.

For the year ended June 30, 2004, the Adviser waived approximately $94,300 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.65% of Class A average net assets, 2.40% of Class B average net assets, and 2.40% of Class C average net assets. This waiver is voluntary and can be discontinued at anytime.

For the year ended June 30, 2004, the Fund recognized expenses of approximately $29,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is an affiliated person.

Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $31,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses in the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $205,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser has agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2004, the Adviser reimbursed $132,939 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

25

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $38,702 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $485.

3.  Capital Transactions

At June 30, 2004, capital aggregated $43,816,080, $32,076,669 and $6,791,253 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	1,762,203	$19,308,784
Class B	312,767	3,415,356
Class C	224,118	2,221,701
Total Sales	2,299,088	$24,945,841
Dividend Reinvestment:
Class A	33,984	$382,662
Class B	6,543	71,772
Class C	1,748	19,267
Total Dividend Reinvestment	42,275	$473,701
Repurchases:
Class A	(1,659,652)	$(18,084,683)
Class B	(538,921)	(5,873,159)
Class C	(476,981)	(4,872,376)
Total Repurchases	(2,675,554)	$(28,830,218)

26

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

At June 30, 2003, capital aggregated $42,209,317, $34,462,700 and  $9,422,661 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

	Shares	Value
Sales:
Class A	36,764,956	$339,568,157
Class B	328,696	2,941,973
Class C	574,094	5,025,534
Total Sales	37,667,746	$347,535,664
Dividend Reinvestment:
Class A	16,971	$151,716
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	16,971	$151,716
Repurchases:
Class A	(38,039,557)	$(357,501,082)
Class B	(805,763)	(7,247,233)
Class C	(530,277)	(4,818,371)
Total Repurchases	(39,375,597)	$(369,566,686)

Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2004 and 2003, 46,512 and 10,016 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,700 and CDSC on redeemed shares of approximately $39,700. Sales charges do not represent expenses of the Fund.

27

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

4.  Redemption Fee

Effective January 1, 2004, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2004, the Fund received redemption fees of approximately $200, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $33,892,671 and sales of $32,949,657, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $469,700 and $16,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2004 are payments retained by Van Kampen of approximately $194,900 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $38,200.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

28

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

A.  Forward Foreign Currency Contracts These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2004, the Fund has outstanding forward foreign currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
British Pounds 2,239,508 expiring 9/16/04	$4,035,610	$(10,686)
Euro 3,770,392 expiring 9/16/04	4,580,533	23,697
Japanese Yen 261,053,841 expiring 9/16/04	2,394,215	17,441
		30,452
Short Contracts:
British Pounds 1,596,565 expiring 9/16/04	$2,877,020	$ 13,279
British Pounds 201,050 expiring 9/17/04	362,261	(1,386)
Euro 1,972,795 expiring 9/16/04	2,396,688	(12,684)
Euro 1,267,426 expiring 9/17/04	1,539,744	(6,043)
Japanese Yen 64,690,000 expiring 9/16/04	593,294	461
		(6,373)
		$ 24,079

B.  Future Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

29

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

Transactions in futures contracts for the year ended June 30, 2004, were as follows:

Contracts
Outstanding at June 30, 2003	88
Futures Opened	115
Futures Closed	(164)
Outstanding at June 30, 2004	39

The futures contracts outstanding as of June 30, 2004, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
EUREX DJ Euro - September 2004 (Current Notional Value of $34,273 per contract)	15	$ 1,579
FTSE 100 Index - September 2004 (Current Notional Value of $81,082 per contract)	7	(4,678)
TOPIX Index - September 2004 (Current Notional Value of $109,105 per contract)	17	53,439
	39	$50,340

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

30

Van Kampen International Magnum Fund

Notes to Financial Statements ■ June 30, 2004 (continued)

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any of these matters.

The Adviser and the Fund are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

Van Kampen International Magnum Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Van Kampen International Magnum Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

32

Van Kampen International Magnum Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Managment

1221 Avenue of the Americas New York, NY 10020

Investment Subadvisers

Morgan Stanley Investment Management, Ltd.

5 Cabot Square Canary Wharf London, United Kingdom E14 4QA

Morgan Stanley Investment Management Co.

23 Church Street 16-01 Capital Square Singapore 049481

Morgan Stanley Asset & Investment Trust Co., Ltd.

Yebisu Garden Place Tower 20-3, Ebisu 4-chome Shibuya-Ku, Toyko, Japan, 150-6009

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas New York, NY 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947 Jersey City, New Jersey 07303-0947

Custodian

State Street Bank and Trust Company

225 Franklin Street P.O. Box 1713 Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

333 West Wacker Drive Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

180 N. Stetson Avenue Chicago, Illinois 60601

For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2004. For corporate shareholders, 1% of the distributions qualify for the dividend received deduction. The Fund intends to pass through foreign tax credits of $189,571 and has derived gross income from sources within foreign countries amounting to $1,677,715. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $679,927 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen International Magnum Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (59) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

J. Miles Branagan (72) 1632 Morning Mountain Road Raleigh, NC 27614	Director	Director since 1997	Private investor. Co-founder, and prior to August 1996, Chairman, Chief Executive Officer and President, MDT Corporation (now known as Getinge/Castle, Inc., a subsidiary of Getinge Industrier AB), a company which develops, manufactures, markets and services medical and scientific equipment.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

34

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (65) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

35

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (63) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products, and IMC Global Inc., an international company that mines, manufactures and sells essential crop nutrients and feed ingredients to farmers. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., GATX Corporation and Trustee of The Scripps Research Institute and the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc. and IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

36

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (56) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1992, Executive Vice President of La Salle National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (52) 1744 R Street, NW Washington, D.C. 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (68) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

37

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (68) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (63) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

38

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, P.h.D. (62) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Previously Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

39

Van Kampen International Magnum Fund

Director and Officer Information continued

Interested Directors*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (50) 1221 Avenue of the Americas New York, NY 10020	Director, President and Chief Executive Officer	Director since 1999; President and Chief Executive Officer since 2002	President and Chief Executive Officer of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.

40

Van Kampen International Magnum Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (58) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (64) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

41

Van Kampen International Magnum Fund

Director and Officer Information continued

Officers

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang (37) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President of funds in the Fund Complex.

Joseph J. McAlinden (61) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Ronald E. Robison (65) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Chief Executive Officer and Chairman of Investor Services. Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Administrative Officer and Managing Director of Morgan Stanley. Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

John L. Sullivan (48) 1 Parkview Plaza P.O. Box 5555 Oakbrook Terrace, IL 60181	Vice President, Chief Financial Officer and Treasurer	Officer since 1997	Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments. Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

42

Your Notes

Your Notes

Van Kampen

Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright © 2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 461, 561, 661
MSIM ANR 8/04 RN04-01656P-Y06/04

Item 2.  Code of Ethics.

(a)           The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)           The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)           Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 11A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  J. Miles Branagan, Jerry Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2004

	Registrant		Covered Entities(1)
Audit Fees	$291,320		N/A

Non-Audit Fees
Audit-Related Fees	$14,450		$230,000	(2)
Tax Fees	$21,700	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$36,150		$230,000

Total	$327,470		$230,000

2003

	Registrant		Covered Entities(1)
Audit Fees	$376,664		N/A

Non-Audit Fees
Audit-Related Fees	$8,225		$95,000	(2)
Tax Fees	$21,000	(3)	$0	(4)
All Other Fees	$0		$0	(6)
Total Non-Audit Fees	$29,225		$95,000

Total	$405,889		$95,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)          All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003(1)

1.             STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

(1)           This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2)           Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.             Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.             Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the following Audit services.  All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

•                    Statutory audits or financial audits for the Fund

•                    Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

•                    Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

4.             Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the following Audit-related services.  All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

•                    Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)

•                    Due diligence services pertaining to potential fund mergers

•                    Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations

•                    Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

•                    Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)

•                    General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

•                    Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan

5.             Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit

Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services.  All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

•                    U.S. federal, state and local tax planning and advice

•                    U.S. federal, state and local tax compliance

•                    International tax planning and advice

•                    International tax compliance

•                    Review of federal, state, local and international income, franchise, and other tax returns

•                    Identification of Passive Foreign Investment Companies

•                    Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.

•                    Domestic and foreign tax planning, compliance, and advice

•                    Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies

•                    Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)

•                    Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.             All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the following All Other services.  Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

•                    Risk management advisory services, e.g., assessment and testing of security infrastructure controls

The following is a list of the SEC’s prohibited non-audit services.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:

•                    Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                    Financial information systems design and implementation

•                    Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•                    Actuarial services

•                    Internal audit outsourcing services

•                    Management functions

•                    Human resources

•                    Broker-dealer, investment adviser or investment banking services

•                    Legal services

•                    Expert services unrelated to the audit

7.             Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.             Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.             Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.          Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                    Van Kampen Investments, Inc.

•                    Van Kampen Investment Advisory Corporation

•                    Van Kampen Asset Management Inc.

•                    Van Kampen Advisors Inc.

•                    Van Kampen Funds Inc.

•                    Van Kampen Trust Company

•                    Van Kampen Investor Services Inc.

•                    Van Kampen Management Inc.

•                    Morgan Stanley Investment Management Inc.

•                    Morgan Stanley Investments LP

•                    Morgan Stanley Trust Company

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved.]

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Series Funds, Inc.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

By:	/s/ James M. Dykas
Name: James M. Dykas
Title: Principal Financial Officer
Date: August 19, 2004